     As filed with the Securities and Exchange Commission on April 25, 2008.

                                                     Registration No. 333-148426
                                                              File No. 811-08260

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 [x]

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 1

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 23 [x]

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of Depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (319) 352-4090

                            Pamela M. Krill, Esquire
                          CUNA Mutual Insurance Society
                             5910 Mineral Point Road
                                Madison, WI 53705
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

================================================================================

PROSPECTUS                                                           MAY 1, 2008



                         MEMBERS(R) VARIABLE ANNUITY III


              A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                          CUNA MUTUAL INSURANCE SOCIETY


Inside this Prospectus, you will find basic information about the Contract and the Variable Account that you should know before investing. Please read it carefully and keep it for future reference. CUNA Mutual Insurance Society (the "Company") may sell the Contract to individuals, or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.


The Contract offers you the opportunity to accumulate Contract Value and provides for the payment of annuity benefits. The Company also offers you the opportunity to elect to have an additional payment, called a Purchase Payment Credit, added to your Contract Value, for each purchase payment you make. The overall expenses of a Contract with Purchase Payment Credits may be higher than a Contact that does not have Purchase Payment Credits. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and any related earnings. You should consider this possibility before electing that optional benefit.


You may allocate your purchase payments, Contract Value Increase Enhancements (additional amounts automatically added to your Contract Value by the Company if your cumulative Net Purchase Payments equal or exceed $500,000), and Purchase Payment Credits, if any, to any Subaccount. The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Payout Date and will affect the size of variable Income Payments after the Payout Date. You bear the entire investment risk on any amounts you allocate to the Variable Account. The following mutual funds are available through the Subaccounts of the CUNA Mutual Variable Annuity Account:



AIM VARIABLE INSURANCE FUNDS



     -    AIM V.I. Global Real Estate II - Series II



FRANKLIN TEMPLETON VARIABLE INSURANCE FUNDS


     -    Franklin High Income Securities Class 4

     -    Franklin Income Securities Class 4


     -    Mutual Discovery Securities Class 4



OPPENHEIMER VARIABLE ACCOUNT FUNDS



     -    Oppenheimer International Growth Fund(R)/VA

     -    Oppenheimer Main Street Small Cap Fund(R)/VA

     -    Oppenheimer Main Street Fund(R)/VA



PIMCO VARIABLE INSURANCE TRUST



     -    PIMCO CommodityRealReturn(TM) Strategy Portfolio

     -    PIMCO Total Return Portfolio

     -    PIMCO Global Bond Portfolio (unhedged)



ULTRA SERIES FUND



     -    Conservative Allocation Fund


     -    Moderate Allocation Fund

     -    Aggressive Allocation Fund

     -    Money Market Fund

     -    Bond Fund

     -    High Income Fund

     -    Diversified Income Fund

     -    Large Cap Value Fund

     -    Large Cap Growth Fund

     -    Mid Cap Value Fund

     -    Mid Cap Growth Fund

     -    Small Cap Value Fund

     -    Small Cap Growth Fund

     -    International Stock Fund

     -    Global Securities Fund


VAN KAMPEN LIFE INVESTMENT TRUST



     -    Van Kampen Life Investment Trust Mid Cap Growth Portfolio Class II
          Shares



     - Van Kampen Life Investment Trust Growth and Income Portfolio Class II Shares



This Prospectus is accompanied by a current prospectus for the AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Funds, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Ultra Series Fund and Van Kampen Life Investment Trust.



The Statement of Additional Information ("SAI") contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2008 free of charge by contacting the Company. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.


Investment in a variable annuity contract is subject to risks, including the possible loss of money. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.


CUNA BROKERAGE SERVICES, INC. ("CUNA BROKERAGE") SERVES AS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE CONTRACT. MORE INFORMATION ABOUT CUNA BROKERAGE IS AVAILABLE AT http://www.finra.org THROUGH FINRA'S BROKERCHECK ONLINE TOOL OR BY CALLING 1-800-289-9999.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


DEFINITIONS ..............................................................     1

EXPENSE TABLES ...........................................................     3
   Owner Transaction Expenses ............................................     3
   Periodic Charges other than Fund Expenses .............................     3
   Range of Expenses for the Funds .......................................     4
   Examples of Maximum Charges ...........................................     5

SUMMARY ..................................................................     5
   The Contract ..........................................................     5
   Charges and Deductions ................................................     8
   Payout Provisions .....................................................     9
   Federal Tax Status ....................................................     9

CUNA MUTUAL INSURANCE SOCIETY, CUNA MUTUAL VARIABLE ANNUITY ACCOUNT, AND
THE FUNDS ................................................................     9
   CUNA Mutual Insurance Society .........................................     9
   CUNA Mutual Variable Annuity Account ..................................    10
   The Underlying Funds ..................................................    10
   AIM Variable Insurance Funds ..........................................    10
   Franklin Templeton Variable Insurance Fund ............................    10
   Oppeneheimer Variable Account Funds ...................................    11
   PIMCO Variable Insurance Trust ........................................    11
   The Ultra Series Fund .................................................    11
   Van Kampen Life Investment Trust ......................................    12
   Availability of Funds .................................................    12
   Servicing Fees ........................................................    12
   Voting Rights .........................................................    12
   Material Conflicts ....................................................    13
   Substitution of Securities ............................................    13
   The Fixed Account .....................................................    13
   Fixed Contract Value ..................................................    14
   Fixed Periods .........................................................    14
   Fixed Account Minimum Guaranteed Interest Rate ........................    15
   Market Value Adjustment ...............................................    15

DESCRIPTION OF THE CONTRACT ..............................................    16
   Issuance of a Contract ................................................    16
   Right to Examine ......................................................    16
   Classes ...............................................................    17
   Purchase Payments .....................................................    17
   Contract Value Increase Enhancement ...................................    18
   Purchase Payment Credits ..............................................    18
   Allocation of Purchase Payments .......................................    19
   Contract Value ........................................................    20
   Transfer Privileges ...................................................    20
   Surrenders (Redemptions) and Partial Withdrawals ......................    23
   Contract Loans ........................................................    24
   Death Benefit Before the Payout Date ..................................    24

MISCELLANEOUS MATTERS ....................................................    25
   Payments ..............................................................    25
   Modification ..........................................................    26
   Reports to Owners .....................................................    26
   Change of Address Notification ........................................    26
   Inquiries .............................................................    26

INCOME PAYOUT OPTIONS ....................................................    26
   Payout Date and Proceeds ..............................................    26
   Election of Income Payout Options .....................................    27
   Fixed Income Payments .................................................    27
   Variable Income Payments ..............................................    27
   Description of Income Payout Options ..................................    27
   Death Benefit After the Payout Date ...................................    29

CHARGES AND DEDUCTIONS ...................................................    30
   Mortality and Expense Risk Charges ....................................    30
   Administrative Charge .................................................    30
   Fund Expenses .........................................................    30
   Surrender Charge (Contingent Deferred Sales Charge) ...................    30
   Annual Contract Fee ...................................................    31
   Transfer Processing Fee ...............................................    31
   Duplicate Contract Charge .............................................    32
   Premium Taxes .........................................................    32
   Other Taxes ...........................................................    32
   Loan Interest Charge ..................................................    32
   Enhanced Death Benefit Rider Charges ..................................    32
   Endorsement Charges ...................................................    32
   Guaranteed Living Benefit Charges .....................................    32
   Additional Information ................................................    33

OPTIONAL DEATH BENEFITS ..................................................    33
   Maximum Anniversary Value Death Benefit ...............................    33
   3% Annual Guarantee Death Benefit .....................................    33
   Earnings Enhanced Death Benefit Rider .................................    34
   Spouse Beneficiary Death Benefit Rider ................................    34

AVAILABLE CONTRACT ENDORSEMENTS ..........................................    35
   Income Payment Increase Endorsement ...................................    35
   Loan Account Endorsement ..............................................    35
   Change of Annuitant Endorsement .......................................    35
   Spousal Continuation Endorsement ......................................    35

OPTIONAL BENEFIT RIDERS ..................................................    36
   Guaranteed Minimum Withdrawal Benefit .................................    37
   Guaranteed Minimum Accumulation Benefit ...............................    45

DISTRIBUTION OF THE CONTRACT .............................................    49

FEDERAL TAX MATTERS ......................................................    50
   Introduction ..........................................................    50
   Tax Status of the Contract ............................................    50
   Taxation of Annuities .................................................    51
   Separate Account Charges ..............................................    52
   Transfers, Assignments, or Exchanges of a Contract ....................    52
   Withholding ...........................................................    53
   Multiple Contracts ....................................................    53
   Taxation of Qualified Plans ...........................................    53
   Possible Charge for the Company's Taxes ...............................    54
   Other Tax Consequences ................................................    54
LEGAL PROCEEDINGS ........................................................    55
COMPANY HOLIDAYS .........................................................    55
FINANCIAL STATEMENTS .....................................................    55
APPENDIX A FINANCIAL HIGHLIGHTS ..........................................   A.1
APPENDIX B EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND
GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS GENERALLY ISSUED AFTER
OCTOBER 29, 2007 .........................................................   B.1
APPENDIX C INVESTMENT OPTIONS FOR GUARANTEED MINIMUM WITHDRAWAL BENEFIT
AND GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM
ACCUMULATION BENEFIT RIDERS ISSUED BETWEEN OCTOBER 30, 2007 AND
MAY 1, 2008 ..............................................................   C.1
APPENDIX D GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006 ..............................   D.1
APPENDIX E GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED
BEFORE OCTOBER 29, 2007 BUT AFTER OCTOBER 30, 2006 .......................   E.1
APPENDIX F GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
OCTOBER 30, 2006 .........................................................   F.1
APPENDIX G GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED
BEFORE OCTOBER 30, 2006 ..................................................   G.1
STATEMENT OF ADDITIONAL INFORMATION AGENDA

                                  DEFINITIONS

ACCUMULATION UNIT

A unit of measure used to calculate Variable Contract Value.

ANNUITANT

The person or persons named in the application and on whose life the first Income Payment is to be made. No more than two Annuitants may be named. Only spouses may be joint annuitants, unless otherwise allowed by state law. Provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

BENEFIT BASIS

The Benefit Basis is the amount upon which your Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Withdrawal Benefit is based. It should not be confused with your Contract Value or Surrender Value.

BENEFICIARY

The person or persons to whom the proceeds payable on the death of an Annuitant will be paid.

CODE

The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY

The same date in each Contract Year as the Contract Issue Date.

CONTRACT ISSUE DATE

The date shown on the Data Page of the Contract which is also used to determine Contract Years and Contract Anniversaries.

CONTRACT VALUE

The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Fixed Contract Value, the Purchase Payment Credits, if applicable, and the value in the Loan Account.

CONTRACT VALUE INCREASE ENHANCEMENT

An amount the Company will add to an Owner's Contract Value when the Owner makes a purchase payment and the Owner's cumulative Net Purchase Payments equal or exceed $500,000.

CONTRACT YEAR

A twelve-month period beginning on a Contract Anniversary.

COMPANY

CUNA Mutual Insurance Society.

DUE PROOF OF DEATH

Proof of death satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

     (a)  a certified copy of the death record;

     (b)  a certified copy of a court decree reciting a finding of death;

     (c)  any other proof satisfactory to the Company.

FIXED ACCOUNT

An account under the Contract funded by the General Account. It is not part of or dependent upon the investment performance of the Variable Account.

FIXED AMOUNT

Any portion of Fixed Contract Value allocated to a particular Fixed Period with a particular expiration date (including interest thereon) , less any withdrawals (including any applicable market value adjustments and surrender charges) or transfers.

FIXED CONTRACT VALUE

The value of the Contract Value (including any Contract Value Increase Enhancement and Purchase Payment Credit) in the Fixed Account.

FIXED PERIOD

An investment option under the Fixed Account with a specific number of years for which the Company agrees to credit a particular effective annual interest rate.

FUND


An investment portfolio of an open-end management investment company or unit investment trust in which a Subaccount invests.


GENERAL ACCOUNT

The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

HOME OFFICE

The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677. The telephone number is 1-800-798-5500.

INCOME PAYMENT

One of several periodic payments made by the Company to the Payee under an Income Payout Option.

INCOME PAYOUT OPTION

The form of Income Payments selected by the Owner under the Contract.

INDIVIDUAL FUND OPTION

Certain individual subaccounts are available as allocation options in conjunction with the Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. These subaccounts are referred to as Individual Fund Options.

LOAN ACCOUNT

For any Contract, a portion of the Company's General Account to which Variable Contract Value or Fixed

Contract Value is transferred to provide collateral for any loan taken under the Contract.

LOAN AMOUNT

The sum of your loan principal plus any accrued loan interest.

MAILING AGENT

Company hired by CUNA Mutual Insurance Society to receive, process and submit requests for variable life and variable annuity products to the life insurance company.

MINIMUM CHARGE PERIOD

The minimum period of time before you may terminate one of of the living benefit riders without charge. If you transfer out of an available allocation option, you will still have to pay the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Withdrawal Benefit charge until the end of the minimum charge period, unless you terminate the contract.

NET PURCHASE PAYMENT

A purchase payment less any deduction for applicable premium expense charges.

OWNER

The person(s) (or entity) ("you") who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract. After the Payout Date, the Payee is the Owner.

PAYEE

The person (or entity) receiving Income Payments or any successor during the Payout Period. The Annuitant is the Payee unless the Owner specifies otherwise.

PAYOUT DATE

The date when Income Payments will begin if the Annuitant is still living. The anticipated Payout Date is shown on your Contract's data page.

PAYOUT PROCEEDS

The Contract Value less any Loan Amount, less any premium taxes, less a pro-rated portion of the annual Contract fee, plus or minus any applicable market value adjustment, less any applicable rider charges and any applicable surrender charges as of the Payout Date. This is the amount applied to Income Payments under one of the Income Payout Options.

PURCHASE PAYMENT CREDITS

An amount the Company will add to an Owner's Contract Value if the Owner elects to receive Purchase Payments Credits when the Owner makes a purchase payment. The amount will vary based on cumulative Net Purchase Payments made.

QUALIFIED CONTRACT

A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457 of the Code.

SUBACCOUNT

A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE

Before the Payout Date, that part of any Net Purchase Payment, Contract Value Increase Enhancement and Purchase Payment Credit, allocated to the Subaccount plus any Contract Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (realized or unrealized), and decreased by withdrawals (including any applicable surrender charges, administrative fee, any charge for riders or premium taxes) and any Contract Value transferred out of that Subaccount.

SURRENDER VALUE

The Contract Value less any applicable surrender charges, market value adjustment, premium expense charges not previously deducted, annual Contract fee, any charge for riders and Loan Amount.

VALUATION DAY

For each Subaccount, each day that the New York Stock Exchange is open for business except days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT

CUNA Mutual Variable Annuity Account.

VARIABLE CONTRACT VALUE

The sum of the Subaccount Values.

WRITTEN REQUEST


A request in writing and in a form satisfactory to the Company which is signed by the Owner and received by the Mailing Agent. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at the Home Office.

                                 EXPENSE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Fixed Account. This table also includes the charges that would be paid for exercising the benefits provided by the optional endorsements. State premium taxes that currently range from 0% to 3.5% may also be deducted.


OWNER TRANSACTION EXPENSES

                                                                             None
                                                                -------------------------------
                                                                B-Share Class/      Purchase
                                                                L-Share Class    Payment Credit
Sales Load on Purchase Payment                                     8.00%(1)         9.00%(1)
------------------------------                                  --------------   --------------
MAXIMUM SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)
AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED OR WITHDRAWN
Transfer Processing Fee                                                $10 per transfer(2)
Duplicate Contract Charge                                              $30(6)
Loan Interest Spread                                                    3.50%(3)
Charges for Optional Endorsements
Change of Annuitant Endorsement                                        $150(4)
Income Payment Increase Endorsement                                    $150(5)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract. You may not purchase a Guaranteed Minimum Accumulation Benefit and a Guaranteed Minimum Withdrawal Benefit on the same Contract. You may not purchase an optional death benefit rider together with the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit or Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit.

PERIODIC CHARGES OTHER THAN FUND EXPENSES


                                                          $30 per Contract Year(6)
                                                        ----------------------------
                                                                            Purchase
                                                        B-Share   L-Share    Payment
Annual Contract Fee                                      Class     Class     Credits
-------------------                                     -------   -------   --------
Variable Account Annual Expenses
(as a percentage of average Variable Contract Value):
Mortality and Expense Risk Charge                        1.15%     1.65%      1.60%
Administrative Charge                                    0.15%     0.15%      0.15%
                                                         ----      ----       ----
Total Variable Account Annual Expenses                   1.30%     1.80%      1.75%
                                                         ====      ====       ====



Annual Charges for Optional Riders and Endorsements(7):



Maximum Anniversary Value Death Benefit   0.15%
3% Annual Guarantee Death Benefit         0.20%
Earnings Enhanced Death Benefit Rider     0.30%
Spouse Beneficiary Death Benefit Rider    0.05%



Guaranteed Minimum Withdrawal Benefit Riders issued after October 29, 2007 (if approved in your state, otherwise prior version is issued)



With Minimum Guarantee Death Benefit                1.00%(8)
With Maximum Anniversary Death Benefit              1.15%(8)
Converted from Minimum Accumulation Benefit Rider   1.00%(8)

Guaranteed Minimum Withdrawal Benefit Riders Issued after October 30, 2006 but before October 29, 2007 (if approved in your state, otherwise prior
   version is issued)                                                         1.00%(9)
Guaranteed Minimum Withdrawal Benefit Riders issued before October 30, 2006
   (if approved in your state)                                                1.00%(10)
Guaranteed Minimum Accumulation Benefit Rider                                 1.00%(10)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.

RANGE OF EXPENSES FOR THE FUNDS


                                                                 MINIMUM        MAXIMUM
                                                                 -------        -------
TOTAL ANNUAL FUND OPERATING EXPENSES (total of all expenses
   that are deducted from Fund assets, including management
fees, and other expenses)                                          0.46%    --    1.39%



The expenses used to prepare this table were provided to the Company by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2007, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are "fund of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, the Company took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.


(1) The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years for the B-Share Class and for the B-Share Class with Purchase Payment Credits elected. The surrender charge declines to 0% after the purchase payment has been in the Contract for four years for the L-Share Class. For Contracts issued in connection with plans qualified under Section 457(f) of the Code choosing the B-Share class, the surrender charge will be based on the Contract Year and not on how long the purchase payment has been in the Contract.

(2)  The Company currently does not impose this fee.

(3) The Loan Interest Spread is the difference between the amount of interest the Company charges you for a loan (at an effective annual rate of 6.50%) and the amount of interest the Company credits to the Loan Account (currently, an effective annual rate of 4.50%), guaranteed to be at least an effective annual rate of 3.00%. The current loan spread is 2.00%.

(4) There is currently no charge for the change of annuitant endorsement. However, if you exercise the right provided by this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 for expenses incurred. This fee will be deducted from Contract Value on a pro-rata basis.

(5) There is currently no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 if the option provided by this endorsement is utilized.

(6)  This fee is currently waived if the Contract Value is $50,000 or more.

(7) These rider fees are deducted from Contract Value on Contract Anniversary or at the time of surrender, death, or rider termination. The rate shown is multiplied by the average of the Contract Values on each of the 12 prior monthly anniversaries. Fees for each of these riders are not deducted until the first Contract Anniversary if the rider is elected at contract issue.

(8) The Company currently charges 0.65% for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit and for Riders issued as conversions from the Guaranteed Minimum Accumulation Benefit. The current charge for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit is 0.80%. The current charges are guaranteed for the benefit period. They will not change unless you choose to step-up your benefit.

(9) The Company currently charges 0.60% per year. This charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit.

(10) The current charge for this rider is 0.50%. This current charge is guaranteed for the benefit period. It will not change unless you elect to step-up your benefit or renew your benefit period.

EXAMPLES OF MAXIMUM CHARGES


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including surrender charges, the annual Contract fee (after being converted into a percentage), the total Variable Account annual expenses for the L-Share Class, the 3% Annual Guaranteed Death Benefit, the Maximum Anniversary Value Death Benefit, the Earnings Enhanced Death Benefit, the Guaranteed Minimum Accumulation Benefit charge and the maximum Annual Fund Operating Expenses for the year ended December 31, 2007. These costs reflect the most expensive combination of Contract charges.


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract (or you annuitize the Contract under Income Payment Option 2A (with fixed Income Payments) or Options 3-8) at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,207    $2,004    $2,443    $4,902


(2) If you do not surrender your Contract (or you annuitize the Contract under Income Payout Option 2A (with fixed Payments) or Options 3-8) at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $487     $1,464    $2,443    $4,902


The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

The Examples provided above assume that no transfer charges, premium taxes, or market value adjustments have been assessed.

For purposes of the Fee Table and Examples, the Company assumes that the Contract is owned before the Payout Date. Different fees and charges apply after the Payout Date. See "Charges and Deductions."

APPENDIX A TO THE PROSPECTUS PROVIDES CERTAIN FINANCIAL INFORMATION CONCERNING THE SUBACCOUNTS, INCLUDING INFORMATION ABOUT ACCUMULATION UNIT VALUES.

                                     SUMMARY

The following section summarizes certain provisions that the Company describes in more detail later in the Prospectus.

THE CONTRACT

Issuance of a Contract. The Company issues Contracts to individuals or to employers or other groups in connection with retirement plans.


Right to Examine Period. You have the right to return the Contract within 10 days after you receive it. If you return it during this period, the Company will return the Contract Value less any Purchase Payment Credits, if applicable. Contract Value means you bear the investment risk of investing in the Subaccounts from the issue date to the date the Contract is taken off the Company's books. Depending upon the investment performance of the Subaccounts you select, you may lose money. However, if you elect to receive Purchase Payments Credits, your refunded amount will equal one of the following amounts:



Purchase Payments. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 Contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months after the Contract Issue Date. The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. The Company reserves the right not to accept certain purchase payments. Further, the Company will add a Contract Value Increase Enhancement to the Owner's Contract Value when the Owner makes a purchase payment if the Owner's cumulative Net Purchase Payments equal or exceed $500,000. In addition, the Owner may elect to have Purchase Payment Credits added to his or her Contract Value each time he or she makes a purchase payment.


Allocation of Purchase Payments. You may allocate purchase payments and Purchase Payments Credits, if elected, to one or more of the Subaccounts of the Variable Account. Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Funds will affect the Subaccount in which you invest your purchase payments and your Contract Value. You bear of the investment risk of investing in the Subaccounts.



Transfers. On or before the Payout Date, you may transfer all or part of the Contract Value among the Subaccounts or the Fixed Account, subject to certain restrictions. No fee currently is charged for transfers, but the Company reserves the right to charge $10 for each transfer. The Company may impose additional restrictions on transfers that violate its disruptive trading procedures. There are several specialized transfer programs available at no cost under the Contract. These include:


The dollar-cost averaging program under which the Company will transfer a specified dollar amount on a monthly, quarterly, semi-annual or annual basis to one or more Subaccounts you select;

The portfolio rebalancing program under which the Company will transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts; and

The systematic transfer program under the Company will systematically or automatically transfer Variable Contract Value on a monthly, quarterly, semi-annual or annual basis between and among the Subaccounts.

Partial Withdrawal. You may withdraw part of your Contract's Surrender Value by Written Request to the Company on or before the Payout Date, subject to certain limitations. You may also elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan.

Surrender. You may surrender the Contract and receive its Surrender Value, by Written Request to the Company before the Payout Date. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2.

Replacement of Existing Contract. It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). Also, because the Company will not issue the Contract until it has received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed.


Death Benefits. If the Annuitant dies before the Payout Date, the Company will pay the death benefit to Beneficiary. The Company offers several death benefit options. The basic death benefit is available without charge and is equal to amount equal to the greater of: (i) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Day the Company receives Due Proof of Death; or (ii) Contract Value as of the Valuation Day the Company receives Due Proof of Death less any Purchase Payment Credits applied within 12 months of the Annuitant's death.


For a fee, the Company offers the following optional death benefit riders:

     -    Maximum Anniversary Death Benefit rider;

     -    3% Annual Guaranteed Death Benefit rider;

     -    Earnings Enhanced Death Benefit rider; and

     -    Spouse Beneficiary Death Benefit rider. See "Optional Death Benefit."

In addition, if you elect the Guaranteed Minimum Withdrawal Benefit at the time that your contract is issued on or after the date of this Prospectus (as available in your state), a minimum guarantee death benefit and an optional maximum anniversary death benefit are integrated into that benefit. Those death benefits take the place of the death benefits that are otherwise offered in the Contract.

Living Benefits. The Company offers two living benefits for a fee. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of Contract Value. Under the Guaranteed Minimum Accumulation Benefit, the Company guarantees your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. There are certain conditions associated with the living benefits, including investment restrictions.

State Variations. Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.


Other Annuity Contracts. The Company offers other variable annuity contracts that have different contract features, death benefits, and optional programs. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact the Home Office or your registered representative.


The Classes. The Contract allows you to select one of two different charge structures subject to state availability based on your specific situation. Each charge structure is referred to as a "Class." Each Class imposes a different level of surrender and mortality and expense risk charges. Your agent can assist you in selecting the Class that is right for you, based on your needs and preferences. Before the Company issues the Contract, you must select one of the Classes. Once you select a Class, you cannot change it:

     B-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 7 years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal you're your Contract over the following seven years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value); and

     L-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8.00% of each purchase payment. This percentage decreases by 1.00% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth Contract Anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contracts' mortality and expense risk charges are lower than those of the L-Share Class Contracts. Also, you may only elect to receive Purchase Payment Credits if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue Date. You will pay higher expenses (including higher mortality and expense risk charges) for this additional liquidity.

Qualified Contracts. An advantage of the Contract is that it provides the ability to accumulate Contract Value on a tax-deferred basis. However, the purchase of a Qualified Contract to fund a tax-qualified retirement plan does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. Therefore, Qualified Contracts should be purchased for other features and benefits offered under the Contract, such as guaranteed death benefits or Income Payment Options.

The Contract is available for purchase by individual corporations and other groups. We may reduce or waive certain charges (surrender charge, Annual Contract Fee, or other charges) where the size or nature of such sales results in savings to us with respect to sales, administrative, or other costs. We also may reduce or waive charges on Contracts sold to officers, directors, and employees of CUNA Mutual Insurance Society or its affiliates.

The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we may reduce or waive charges based on a number of factors, including:

     -    The number of Owners;

     -    The size of the group of purchasers;

     -    The total premium expected to be paid;

     -    Total assets under management for the Owner;

     -    The purpose for which the Contracts are being purchased;

     -    The expected persistency of individual Contracts; and

     - Any other circumstances which are rationally related to the expected reduction in expenses.

Contact our service center or your agent for more information about charge reductions and waivers.

CHARGES AND DEDUCTIONS

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. The length and amount of the surrender charge assessed depends on the share class you elect and whether you elect to receive Purchase Payment Credits. A surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years (B-Share Class and Purchase Payment Credits) or four years (L-Share Class) of their being paid. Therefore, the more Purchase Payments you make, the higher your surrender charge could be if you surrender or take a withdrawal during the surrender charge period. For B-Share Class and L-Share Class Contract, the surrender charge is up to 8% of the amount of the payment withdrawn or surrendered within one year of having been paid. For Purchase Payment Credits, the surrender charge is up to 9.00% of the amount of the payment withdrawn or surrendered within on year of having been paid. For the B-Share Class, the surrender charge rate for each purchase payment decreases by 1.00% for each full year a purchase payment has been in the Contract until the seventh full year. The surrender charge rate falls to 0% in year seven.

If you elect the L-Share Class, the surrender charge falls to 0% in year five.

Please note, however, that for Contracts issued in connection with plans qualified under Section 457(f) of the Code under the B-Share class, the surrender charge is based on the Contract Year and not on the number of years the purchase payment has been in the Contract. The surrender charge is 8% of payment withdrawn within one year of the Contract Issue Date. The surrender charge decreases by 1% for each full year that passes from the issue date until the seventh full year has passed, at which point the surrender charge is zero.

Surrender charges will be deducted from remaining Contract Value. However, you may elect to have surrender charges deducted from the amount you withdraw (a gross withdrawal) or from remaining Contract Value (a net withdrawal). If you do not tell us we will deduct the surrender charges from remaining Contract Value.

Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


Market Value Adjustment. For Contract issued before May 1, 2008 and your Fixed Account Value was greater than zero on June 15, 2008. It generally is not available as an investment option, unless you are a Connecticut Owner, for Contracts issued on and after May 1, 2008. We also reserve the right to restrict purchase payments and transfers to the Fixed Account. The Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from a Fixed Period of 3 years or greater before expiration of the period except when such a withdrawal surrender, loan, or annuitization occurs during the last 30 days of the period. The market value adjustment may be positive or negative, but will not exceed certain limits. The total amount withdrawn or surrendered could be less than the total purchase payments made because of the cumulative effective of the market value adjustment and the surrender charge. The Company will not apply the market value adjustment to the calculation of the death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.


Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is currently waived if the Contract Value is $50,000 or more on the date the fee is deducted.)

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts. The charge is deducted at an annual rate of 1.15% of average Variable Contract Value for B-Share Class Contracts and is 1.65% for L-Share Class Contracts. If you elect to receive Purchase Payment Credits, the mortality and expense risk charge is deducted at an annual rate of 1.60% of average Variable Contract Value.

Administrative Charge. The Company deducts a daily administrative charge to compensate it for certain administrative expenses it incurs. The charge is deducted at an annual rate of .15% of average Variable Contract Value.

Premium Expense Charge. The Company deducts a charge for any state or local premium taxes applicable to a Contract. The Company reserves the right to deduct premium taxes at the time it pays such taxes. State premium taxes currently range from 0% to 3.50%.

Loan Interest Charge. The Company charges an annual interest rate of 6.50% on loans. The Company will credit at least 3.00% to amounts held in the loan account to secure a loan. Therefore, the loan interest spread (i.e., the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts in the Loan Account) is 3.50%.

Rider/Endorsement Charges. The Company deducts a charge on each Contract Anniversary for each of three optional death benefit riders. The charge for the Maximum Anniversary Death Benefit rider is 0.15% of the average monthly Contract Value. The charge for the 3% Annual Guarantee Death Benefit rider is 0.20% of the average monthly Contract Value for the prior Contract Year. The charge for the Earnings Enhanced Death Benefit Rider is 0.30% of the average monthly Contract Value for the Contract Year. The charge for the Spouse Beneficiary Death Benefit rider is 0.05% of the average monthly Contract Value. For Contracts issued prior to October 30, 2006, as available in your state, the guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders is 1.00% of the average monthly Contract Value for the prior year. Currently, the Company charges 0.50% of the average account value for these benefits. Your Contract will indicate if there is a maximum charge. For Guaranteed Minimum Withdrawal Benefit riders generally issued between October 30, 2006 and October 29, 2007, the charge for Guaranteed Minimum Withdrawal Benefit riders is 0.60% of the average monthly Contract Value for the prior Contract Year. For Guaranteed Minimum Withdrawal Benefit riders issued after October 29, 2007, the charge for the Guaranteed Minimum Withdrawal Benefit rider varies by the death benefit elected, and is 0.65% for the Minimum Guarantee Death Benefit and 0.80% for the Maximum Anniversary Death Benefit of average monthly Contract Value for the prior Contract Year. However, if you convert from a Guaranteed Minimum Accumulation Benefit Rider to a Guaranteed Minimum Withdrawal Benefit rider, the charge for the Guaranteed Minimum Withdrawal Benefit rider is 0.65%. For Guaranteed Minimum Accumulation Benefit riders after October 30, 2006 the annual charge for Minimum Account Accumulation Benefit riders is 0.50%, subject to state availability. The Company also reserves the right to charge an administrative fee, not to exceed $150, under the Income Payment Increase Endorsement and the Change of Annuitant Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 each requested transfer.

Duplicate Contract Request. You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

Fund Expenses. The underlying Funds also charge annual Fund expenses at the ranges shown in the expense table.

Other Information. The Company pays compensation to broker-dealers who sell the Contracts.

PAYOUT PROVISIONS

You select the Payout Date, subject to certain limitations. On the Payout Date, the Payout Proceeds will be applied to an Income Payout Option, unless you choose to receive the Surrender Value in a lump sum. Income Payments may have tax consequences.

FEDERAL TAX STATUS

Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59 1/2. For a further discussion of the federal income tax status of variable annuity contracts, see Federal Tax Matters.

               CUNA MUTUAL INSURANCE SOCIETY, CUNA MUTUAL VARIABLE
                         ANNUITY ACCOUNT, AND THE FUNDS

CUNA MUTUAL INSURANCE SOCIETY


CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective January 1, 2008, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.



The Company is one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, the Company offers fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.



The Home Office of the Company is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The telephone number is 1-800-798-5500.



As of December 31, 2007, the Company had approximately $15.2 billion in assets and more than $75.7 billion of life insurance in force.

CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

The Variable Account was established by the Company as a separate account on December 14, 1993. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the SEC. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


The Variable Account is divided into 27 Subaccounts. In the future, the number of Subaccounts may change. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, are credited to or charged against that Subaccount reflect only the Subaccount's investment experience and not the investment experience of the Company's other assets.


Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account that exceed the Company's liabilities under the Contracts may be transferred by the Company to the General Account and used to pay its liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

THE UNDERLYING FUNDS


The Subaccounts invest in the series of Funds, including AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Fund, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Ultra Series Fund and Van Kampen Life Investment Trust. The Ultra Series Fund, an affiliate of the Company, is a management investment company of the series type with one or more Funds and is an open-end, management investment company. Fund distributions to the Subaccounts are automatically reinvested at net asset value in additional shares of the Funds.



The investment objectives and policies of each Fund are summarized below. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. More detailed information, including a description of risks and expenses, may be found in the Funds' prospectus which must accompany or precede this Prospectus. The Funds' prospectus should be read carefully and retained for future reference. Please contact your agent or call the Home Office to obtain a prospectus for one of the Subaccounts.


The Company selects the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate the Company or its affiliates, as described below under "Servicing Fees" and "Distribution of the Contract." The Company reviews the Funds periodically and may remove or limit a Fund's availability to new purchase payments and/or transfers of Contract Value if the Company determines that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds' prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to the Company and/or certain of the Company's affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.


AIM VARIABLE INSURANCE FUNDS



AIM V.I. Global Real Estate Fund - Series II Shares. This Fund seeks a high total return through growth of capital and current income. The Fund invests, normally, at least 80% of its assets in securities of real estate and real estate-related companies.



FRANKLIN TEMPLETON VARIABLE INSURANCE FUND



Franklin High Income Securities Class 4. This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield and expected total return.


Franklin Income Securities Class 4. This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.


Mutual Discovery Securities Class 4. This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.


OPPENHEIMER VARIABLE ACCOUNT FUNDS



Oppenheimer International Growth Fund(R)/VA. This Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.



Oppenheimer Main Street Small Cap Fund(R)/VA. Seeks capital appreciation by investing mainly in common stocks of small-capitalization U.S. companies the Fund's investment manager believes have favorable business trends or prospects.



Oppenheimer Main Street Fund(R)/VA. Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Currently invests mainly in common stocks of U.S. companies of different capitalization ranges.



PIMCO VARIABLE INSURANCE TRUST



PIMCO CommodityRealReturn(TM) Strategy Portfolio. The Portfolio may pursue its investment objective by investing in the PIMCO Cayman Commodity Portfolio I Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective and will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. With respect to its investments in certain securities that involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Portfolio.


PIMCO Total Return Portfolio. Seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities, with an average duration of 3-6 years.


PIMCO VIT Global Bond Portfolio (Unhedged). Seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focus is both U.S. and non-U.S. intermediate maturity fixed income securities with an average duration of 3-7 years.


THE ULTRA SERIES FUND

Currently, the Ultra Series Fund offers Funds as investment options under the Contracts.

Conservative Allocation Fund. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Moderate Allocation Fund. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Aggressive Allocation Fund. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs. The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund. This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund. This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund. This Fund seeks long- term capital appreciation.

Mid Cap Value Fund. This Fund seeks long-term capital appreciation.

Mid Cap Growth Fund. This Fund seeks long-term capital appreciation.

Small Cap Value Fund. This Fund seeks long-term capital appreciation.

Small Cap Growth Fund. This Fund seeks long-term capital appreciation.

International Stock Fund. This Fund seeks long-term growth of capital.

Global Securities Fund.  This Fund seeks capital appreciation.

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.


VAN KAMPEN LIFE INVESTMENT TRUST



Van Kampen Life Investment Trust Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio) Class II. Seeks capital growth by investing primarily in common stocks and other equity securities of medium-sized growth companies.



Van Kampen Life Investment Trust Growth and Income Portfolio Class II Shares. Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.



The Funds described above are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.


The investment performance and results of the Funds may be lower, or higher, than the investment results of such other (publicly available) portfolios.

There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor or manager and the same investment objectives and policies, and a very similar name.

During extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

AVAILABILITY OF FUNDS


The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.


SERVICING FEES


The Company has entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or distributor pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company and its affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund's average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued administered by the Company (or an affiliate). The amounts the Company receives under the servicing agreements may be significant.


The service fees are for administrative services provided to the Funds by the Company and its affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.


In addition, certain Funds have adopted 12b-1 plans. Such plans allow the Fund to pay to 12b-1 fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its 12b-1 plan in its prospectus. Under certain 12b-1 plans, the Company may receive 12b-1 fees for providing services to the Funds. Furthermore, under certain 12b-1 plans, CUNA Brokerage may receive 12b-1 fees for providing distribution services to the Funds. 12b-1 fees are deducted from Fund assets.


VOTING RIGHTS

Owners with Variable Contract Value are entitled to certain voting rights for the Funds underlying the Subaccounts in which they are invested. The Company will vote Fund shares attributable to Owners at special shareholder meetings based on instructions from such Owners. However, if the law changes and the Company is allowed to vote in its own right, it may elect to do so.


Owners with voting interests in a Fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give the Company voting instructions. The Company will vote shares for which no instructions are received in the same proportion as those that are received. This means that a small number of Owners may control the outcome of the vote. Before the Payout Date, the number of shares which an Owner may vote is determined by dividing the Subaccount Value by the net asset value of that Fund.

On or after the Payout Date, an Owner's voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Fund underlying the Subaccount. The Company will designate a date for this determination not more than 90 days before the shareholder meeting.

MATERIAL CONFLICTS

The Funds are offered through other separate accounts of the Company and directly to employee benefit plans affiliated with the Company. The Company does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate. Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by the Company. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by the Company) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, the Company will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

SUBSTITUTION OF SECURITIES

The Company may substitute shares of other mutual funds for shares already purchased or to be purchased in the future if either of the following occurs:

     (1)  shares of a current Fund are no longer available for investment; or

     (2)  further investment in a Fund is inappropriate.


The substituted funds may have higher fees and expenses. Funds may be added to the product, but their availability may be limited to certain classes of Owners. Funds may also be closed to allocations of purchase payments or Contract Value, or both, and to all or only certain classes of Owners. No substitution, elimination, or combination of shares may take place without the approval of the SEC and applicable state insurance departments.


THE FIXED ACCOUNT

For contracts issued on or after May 1, 2008, the Company is currently exercising the right to not accept purchase payments or transfers into the 1-year fixed account. For Contracts issued prior to May 1, 2008, the Company will not accept purchase payments or transfers into the 1-year fixed account after June 15, 2008. The DCA one-year and DCA 6-month fixed accounts continue to be available for purchase payments. These restrictions do not apply to contracts issued in the state of Connecticut. For Contracts issued in Connecticut, the Company reserves the right to restrict allocations to the Fixed Account to the lesser of 25% of the Contract Value or $100,000. Check with your registered representative or the Home Office to determine if this restriction is in place.


The General Account contains all of the Company's assets other than those in separate accounts. It is used to support the Company's annuity and insurance obligations and may contain compensation for mortality and expense risks. The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this Prospectus relating to the Fixed Account. However, information relating to the Fixed Account is subject to federal securities laws relating to accuracy and completeness of Prospectus disclosure.


Purchase payments, and any Contract Value Increase Enhancements and Purchase Payment Credits, if applicable, will be allocated to the Fixed Account by election of the Owner.


The Company may credit amounts in the Fixed Account with interest at current rates in excess of the minimum fixed rate but is not obligated to do so. The Company has no specific formula for determining current interest rates. Once an interest rate is declared for a Fixed Amount, it is guaranteed for the duration of the Fixed Period. Fixed Contract Value will not share in the investment performance of the Company's General Account. Any interest credited on Fixed Amounts in excess of the minimum guaranteed effective rate will be determined in the sole discretion of the Company. The Owner therefore assumes the risk that interest credited may not exceed the minimum fixed rate.



We reserved the right to restrict purchase payments and transfers to the Fixed Account if the yield on investments does not support the statutory minimum interest rate and exercised this right for Contract's (i) issued on and after May 1, 2008, and (ii) beginning June 15, 2008. We also have the right to restrict purchase payments and transfers to the Fixed Account if your Fixed Account Value exceeds $1,000,000.



If you are a Connecticut Owner, special rules apply to your election of the Fixed Account. We may restrict your allocation to the Fixed Account to the lesser of $100,000 or 25% of your Contract Value. The Company reserves the right to implement this restriction at anytime. Contact your registered representative or the Home Office to determine if the Fixed Account is available.

FIXED CONTRACT VALUE

THE FIXED CONTRACT VALUE REFLECTS:

If applicable (see above), Net Purchase Payments; any Contract Value Increase Enhancement and Purchase Payment Credits allocated to and Contract Value transferred to the Fixed Account,

     -    Interest credited to Contract Value in the Fixed Account,

     -    Transfers of Contract Value out of the Fixed Account,

     - Surrenders and partial withdrawals from the Fixed Account (including any applicable market value adjustments and surrender charges), and

     -    Charges assessed in connection with the Contract.

Fixed Amounts are withdrawn or surrendered on a first-in-first-out basis. The Fixed Account value is the sum of Fixed Amounts under the Contract. The Fixed Contract Value is guaranteed to accumulate at a minimum effective annual interest rate shown on your Data Pages.

The Fixed Account varies according to the state in which the Contract is issued. Currently, the Fixed Period is only for one year. If the Company offers Fixed Periods of three years or greater, the Company may impose a market value adjustment on amounts withdrawn prior to the expiration of a Fixed Period, if allowed by state law. Some states may not allow Fixed Periods or a Fixed Account. Contact the Company for information on the availability of the Fixed Account and Fixed Periods in your state.

An Owner may allocate some or all of the Net Purchase Payments, and any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and transfer some or all of the Contract Value to the Fixed Account.


The Company also intends to offer special Fixed Period options that require minimum monthly transfers to other Subaccounts throughout the Fixed Period (the "DCA One Year Fixed Period & DCA 6-month Fixed Period"). Purchase payments may be allocated to the DCA One Year Fixed Period or the DCA 6-month Period, but transfers in are not allowed.


FIXED PERIODS

From time to time, the Company may offer to credit Fixed Contract Value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Fixed Periods. The Company may offer one or more Fixed Periods of one to ten years' duration at anytime (currently, only Fixed Periods of one year are offered). The Company will publish an effective annual interest rate applicable to each Fixed Period being offered at that time.

Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payments Credits allocated or Contract Value transferred to a Fixed Period is guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Fixed Period or surrendered). The interest rates available at any time will vary with the number of years in the Fixed Period, but will always meet or exceed the Fixed Account minimum guaranteed interest rate in effect at the time the interest rate is disclosed.


Fixed Periods begin as of the date Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits or transfers of Contract Value are made to them and end when the number of year(s) in the Fixed Period have elapsed. The last day of the Fixed Period is the expiration date for the Fixed Period. Owners may not select Fixed Periods with expiration dates later than the Contract's current Payout Date.


During the 30-day period prior to the expiration of a Fixed Period, the Owner may transfer the Fixed Amount related to that Fixed Period to any new Fixed Period (except a DCA Fixed Period) or Subaccount available at that time (currently, the Company only offers a one-year Fixed Period). Such transfers may be made at any time from the DCA One-Year Fixed Period and DCA 6-month Fixed Period. In addition, monthly transfers from the DCA One Year Fixed Period and DCA 6-month Fixed Period to the Subaccount(s) you designate are required. If no Subaccount is designated, transfers will be made to the Money Market Subaccount. The minimum transfer amount is the monthly sum required to fully amortize the Fixed Amount as of the expiration date of the DCA Fixed Period.

If, at the expiration of a Fixed Period, less than one year remains until the Payout Date, the Company will credit interest to the Fixed Amount at the guaranteed rate the Company declares for that purpose. The declared rate is guaranteed not to be less than the Fixed Account minimum guaranteed rate the Company describes above. For Fixed Periods other than the DCA One Year Fixed Period and DCA 6-month Fixed Period, the Company will notify Owners of the available Fixed Periods and Subaccounts 30 days prior to the expiration of a Fixed Period.

If an Owner does not respond to the notice with instructions as to how to reinvest the Fixed Amount, then on the expiration date the Company will invest the Fixed Amount in another Fixed Period of the same duration as the expiring period. If no Fixed Period of equal duration is available at that time, the Company will reinvest the Fixed Amount in the next closest Fixed Period available. If the duration of that next closest Fixed Period will extend beyond the Payout Date, you will incur a market value adjustment on the Payout Date, if permitted by your state.

FIXED ACCOUNT MINIMUM GUARANTEED INTEREST RATE

Contracts issued on or after May 1, 2006: The Fixed Account minimum guaranteed interest rate is 3.00% for the life of your Contract. Certain states may utilize an indexed guaranteed minimum guaranteed interest rate, as described under Contracts Issued Prior to May 1, 2006. See your Contract for details or call the Home Office for further information on availability in your state.

Contracts issued prior to May 1, 2006: All states except PA, WY, and PR:

The Fixed Account minimum guaranteed interest rate as of your Contract Issue Date is shown on the Data Pages. In all states except PA, WY and PR, the Fixed Account minimum guaranteed interest rate will be recalculated each calendar quarter (on each January 1, April 1, July 1, and October 1). The Fixed Account minimum guaranteed interest rate will apply to new Fixed Amounts from Net Purchase Payments and transfers, and will never be less than the lesser of:

     (a)  3.00%; or

     (b)  the interest rate determined as follows:

          - the average of the three applicable monthly five-year Constant Maturity Treasury (CMT) rates reported by the Federal Reserve (described below), and rounded out to the nearest 0.05%; MINUS

          -    1.25%; AND

          -    subject to a minimum interest rate of 1.00%.

The three monthly five-year CMT rates used in the calculation above are as follows:

     - the prior September, October, and November monthly five-year CMT rates will be used to determine the first quarter interest rate that is effective each January 1;

     - the prior December, January, and February monthly five-year CMT rates will be used to determine the second quarter interest rate that is effective each April 1;

     - the prior March, April, and May monthly five-year CMT rates will be used to determine the third quarter interest rate that is effective each July 1; and

     - the prior June, July, and August monthly CMT rates will be used to determine the fourth quarter interest rate that is effective October 1.

For Contracts issued prior to May 1, 2006: PA, WY and PR: In PA, WY and PR, the minimum rate will be fixed for the life of the Contract at 1.50% or 3.00%. See your Contract for details or call the Home Office for further information on availability in your state.

MARKET VALUE ADJUSTMENT

If the Company offers a Fixed Period of three years or greater, the Company will impose a market value adjustment on Fixed Amounts withdrawn or surrendered, loaned, or applied to an Income Payout Option from such Fixed Period before the expiration of the period except when such a withdrawal, surrender, loan, or annuitization occurs during the last 30 days of the period, as permitted by state law. The market value adjustment is calculated by multiplying the amount surrendered, withdrawn, loaned, or annuitized by the following factor:

                              0.70 x (I - J) x n/12

Where:

     I =  the guaranteed interest rate then being offered for a new Fixed
          Period equal in duration and type to the period from which the Fixed Amount is being withdrawn. If a Fixed Period of such duration is not being offered, "I" equals the linear interpolation of the guaranteed interest rates for the Fixed Periods then available. If the Fixed Periods needed to perform the interpolation are not being offered, "I" equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Fixed Period. If no published rates are available for maturities equal to the duration of the appropriate Fixed Period, linear interpolation of other published rates will be used. The interest rate being credited to a DCA Fixed Period will not be used as a factor in any market value adjustment calculation.

     J = the guaranteed interest rate then being credited to the Fixed Amount being withdrawn.

     n = the number of complete months remaining until the expiration of the Fixed Period.

At a time when I exceeds J, the market value adjustment will reduce the portion of any Fixed Amount available for withdrawal, surrender or application to an Income Payout Option. At a time when J exceeds I, the market value adjustment will increase the portion of any Fixed Amount available for withdrawal, surrender, borrowing, or application to an Income Payout Option. Moreover, in no event will:

     - the market value adjustment exceed an amount equal to the total interest earned (for all Fixed Amounts) that is in excess of the effective annual rates(s) based on the Fixed Account minimum guaranteed interest in effect for each Fixed Amount;

     - the application a market value adjustment cause the sum of any surrender charges and market value adjustment for a Fixed Amount be greater than 10% of the amount withdrawn; or

     - the market value adjustment reduce the amounts withdrawn or transferred below the amount required under the nonforfeiture laws of the state with jurisdiction over the Contract.


The total amount withdrawn or surrendered could be less than the total purchase payments because of the cumulative effect of the market value adjustment and surrender charge. The market value adjustment is calculated separately for each Fixed Amount and is applied before any surrender charge. Owners must instruct the Company as to which Fixed Periods should be withdrawn or surrendered. Within any Fixed Period, Fixed Amounts are treated separately for purposes of determining any market value adjustment. The market value adjustment does not apply to amounts allocated to a DCA Fixed Period or any Fixed Period less than 3 years.


In addition, a market value adjustment does not apply to the calculation of a death benefit or to amounts deducted from Fixed Contract Value by the Company as fees or charges.


Any applicable market value adjustment(s) will be deducted from or added to the remaining Fixed Amount(s), if any, or from all remaining Fixed Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Fixed Amount, the Fixed Account value would be insufficient to permit the deduction of the market value adjustment from any remaining Fixed Amounts, then the Company will not permit the partial withdrawal.


The Company may waive the market value adjustment in certain circumstances. (See CHARGES AND DEDUCTIONS.) The imposition of a market value adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS.) In certain states, the market value adjustment provisions may not apply. See your Contract for more information.

                          DESCRIPTION OF THE CONTRACT

ISSUANCE OF A CONTRACT


In order to purchase a Contract, application must be made through a registered representative of CUNA Brokerage Services, Inc. ("CUNA Brokerage") or a registered representative of a broker-dealer that has a selling agreement with CUNA Brokerage. Applications and initial purchase payments submitted to such registered representatives cannot be processed until the Mailing Agent receives them from such representatives at the Mailing Agent. There may be delays in the Company's receipt of application that are outside of its control because of the failure of the Mailing Agent to forward the application to the Company promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your contract is issued and when your purchase payment is allocated among the Subaccounts. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Issue Date.


RIGHT TO EXAMINE


The Contract provides for an initial "Right to Examine" period. You have the right to return the Contract along with a Written Request to the Mailing Agent within 10 days after you receive it. In some states, this period may be longer than 10 days. If you return it during this period, the Company will return the Contract Value less any Purchase Payment Credits, if applicable, or the amount required by the law of your state, purchase payments minus any withdrawals you previously made. Contract Value means you bear the investment risk of investing in the Subaccounts from the issue date to the date the Contract is taken off the Company's books. Depending upon the investment performance of the Subaccounts you select and the state of issuance of the contract, you are subject to market risk and you may lose money.


This means you receive any gains and the Company bears any losses attributable to the Purchase Payment Credits during the right to examine period. The Company will assess neither a surrender charge nor a market value adjustment on refunds.

The Contract provides for an initial "right to examine" period. The Owner has the right to reject the Contract for any reason within ten days of receiving it. In some states this period may be longer than ten days. Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the Right to Examine period.


The Contract may be returned, along with a Written Request, to the Mailing Agent or registered representative, within ten days of receipt. This means that you will be subject to market risk during the Right to Examine period. Some states may require that the company refund your purchase payment to you. In those states, you will receive the greater of Contract Value or your purchase payments when you return your Contract.

Liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to the Owner will be paid by the Company.

CLASSES


The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and mortality and expense risk charges. Depending on your needs and preferences, you can choose the Class that best meets your needs. Before the Company issues your Contract, you must select one of the two Classes offered in the Contract. Once you select a Class, you cannot change it:


     B-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the 7 years following the date each purchase payment is credited to your Contract. Each purchase payment carries its own surrender charge, and therefore payment of additional purchase payments will increase the surrender charge amount should you surrender or take a withdrawal from your Contract over the following 7 years. The mortality and expense risk charge for B-Share Class Contracts is 1.15% (assessed daily, as an annual percentage of average Variable Contract Value); and

     L-SHARE CLASS - imposes a surrender charge on withdrawals of up to 8% of each purchase payment. This percentage decreases by 1% annually over the 4 years following the date each payment is credited to your Contract. Beginning on the fifth contract anniversary, there is no surrender charge on any purchase payments. The mortality and expense risk charge for L-Share Class Contracts is 1.65% (assessed daily, as an annual percentage of average Variable Contract Value).

You may wish to purchase a B-Share Class Contract if you are not concerned about the need for access to 100% of your Contract Value without paying a surrender charge over the seven years after you make a purchase payment. The B-Share Class Contract's mortality and expense risk changes are lower than those of the L-Share Class Contracts. Also, you may only elect to receive Purchase Payment Credits if you elect the B-Share Class.

You may wish to purchase an L-Share Class Contract if you feel you will need access to 100% of your money without paying a surrender charge after four years from the Contract Issue date. You will pay higher expenses (including higher mortality and expense risk charge) for this additional liquidity.

PURCHASE PAYMENTS

The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount the Company must receive during the first 12 months of the Contract is:


$5,000      Except as described below.

$2,000 For Contracts that qualify for special federal income tax treatment under Sections 401, 403(b), 408, 408A, or 457 of the Code. This category includes qualified pension plans, tax-sheltered annuities, individual retirement accounts, and certain deferred compensation plans.

The Value   The value of a Contract exchanged pursuant to Section 1035 of the
of a        Code, if the Company approves the transaction prior to the exchange.
Contract

$2,000 For a Contract sold to employees of the Company and its subsidiaries, to employees of CUNA Brokerage and its subsidiaries, and to registered representatives and other persons associated with CUNA Brokerage. This category includes both individual retirement accounts and non-individual retirement accounts.


Unless the minimum purchase amount is paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under the Company's automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that the Company is permitted to accept for an individual retirement account, except in the case of a rollover or transfer.) The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant's lifetime and before the Payout Date. Additional purchase payments after the initial purchase payment are not required (so long as the minimum purchase amount has been paid).

The Company reserves the right not to accept: (1) purchase payments received after the Contract Anniversary following the Annuitant's 85th birthday, (2) purchase payments of less than $100, (3) purchase payments in excess of $1 million, and
(4) any additional purchase payments, if mandated under applicable law.

CONTRACT VALUE INCREASE ENHANCEMENT

When the Owner makes a purchase payment, the Company will enhance the Owner's Contract Value by an increase percentage if the Owner's cumulative Net Purchase Payments meet or exceed $500,000. Cumulative Net Purchase Payments equal the total of all Net Purchase Payments that the Company has received less any partial withdrawals (including any associated surrender charges and market value adjustment) that the Owner has made.

The amount of the Contract Value Increase Enhancement varies by cumulative Net Purchase Payment levels. The chart below sets forth the cumulative Net Purchase Payment levels with the associated increase percentages:

                               ENHANCEMENT AMOUNTS

CUMULATIVE NET PURCHASE PAYMENT LEVELS   INCREASE PERCENTAGE
--------------------------------------   -------------------
     $500,000 through $999,999.99               0.50%
         $1,000,000 and above                   0.70%

The Company will calculate the Contract Value Increase Enhancement as follows:

     (a)  cumulative Net Purchase Payments; multiplied by

     (b)  the applicable increase percentage; minus

     (c) any prior increases to Contract Value as a result of the Contract Value Increase enhancement.

The Company will allocate the amount of the Contract Value Increase Endorsement pro-rata according to the Owner's current purchase payment allocation in the share class elected by the Owner.

The Company funds the Contract Value Increase Enhancement from its general account, and does not charge Owners for the Contract Value Increase Enhancement.

The Company will treat the Contract Value Increase Enhancement as Contract earnings. The Contract Value Increase Enhancement will not be subject to any applicable surrender charge. Contract Value Increase Enhancements are not purchase payments, and therefore, do not increase the amount of surrender charges the Company assesses. However, they will be subject to the same charges as the base contract class. The Contract Value Increase Enhancement may not be available in all states.

Please note that you will not receive both Contract Value Increase Enhancements and Purchase Payment Credits. The Purchase Payment Credits will include any Contract Value Increase Enhancement.

PURCHASE PAYMENT CREDITS

You may elect to receive Purchase Payment Credits, if you elect the Purchase Payment Credit Endorsement. Under the endorsement, each time you make a purchase payment, the Company will enhance, at a cost, your Contract Value by 4% or 5% based on the cumulative Net Purchase Payment levels, as illustrated in the following table:

                             Purchase
Cumulative Net Purchase   Payment Credit
       Payments             Percentage
-----------------------   --------------
    Up to $250,000              4%
  $250,000 and over             5%


The Company will calculate and apply Purchase Payment Credits the same day that your purchase payment is applied to your Contract Value. The amount of the increase will be any increase due less any prior increases that have been credited. Further, the Company will allocate the amount of the Purchase Payment Credits pro-rata according to your current purchase payment allocation instructions. Currently, once a purchase payment is credited to your Contract Value, it is yours to keep.


The Contract's morality and expense risk charges, and surrender charges are higher if you elect to receive Purchase Payments Credits. However, the Company will not assess charges for the Purchase Payment Credit Endorsement against Contract Value in the Fixed Account.

If you elect the Purchase Payment Credit Endorsement, the surrender charge the Company assesses will be 1% higher than it would be for a B-Share Class Contract without Purchase Payment Credits. However, the duration during which the Company assesses surrender charges, generally 7 years from the date the Company applied the purchase payment, will remain the same. The Company will treat Purchase Payment Credits as Contract earnings for surrender charge and tax purposes.

In addition to the higher surrender charge rates, the assumptions the Company uses in assessing the surrender charge will change. The Company will no longer assume that earnings are withdrawn first. See "Charges and Deductions."

The Purchase Payment Credit Endorsement is not available if you elect the L-Share Class or if you elect the Earnings Enhanced Death Benefit.

The Purchase Payment Credit the Company applies under the Purchase Payment Credit Endorsement will include the increase provided by the Contract Value Increase Endorsement - you will not get both.

EXAMPLES:

Example 1: The Owner submits $1,000,000 purchase payment at Contract issue.

     -    The Purchase Payment Credit is $1,000,000 x 5% = $50,000.

     - No prior Purchase Payment Credits have been applied, so the Company applies the full amount of the Purchase Payment Credit.

Example 2: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $500,000 purchase payment on the first Contract Anniversary.

     - The Company applies a Purchase Payment Credit at issue of $200,000 x 4% = $8,000.

     -    At the time of the additional purchase payment.

          -    Cumulative purchase payments equal $200,000 + $500,000 =
               $700,000.

          -    Purchase Payment Credits due are $700,000 x 5% = $35,000.

          -    The Purchase Payment Credits the Company previously applied =
               $8,000.

          - Purchase Payment Credits the Company applies are $35,000 - $8,000 = $27,000.

Example 3: The Owner submits a $200,000 purchase payment at Contract issue; the Owner makes an additional $300,000 purchase payment on the first Contract Anniversary; the Owner takes a $75,000 withdrawal, and then the Owner submits a $500,000 purchase payment.

     - At issue the purchase payments the Company applies are $200,000 x 4% = $8,000.

     -    At the time of the 300,000 additional purchase payment:

          -    Cumulative purchase payments equal $200,000 + $300,000 =
               $500,000.

          -    Purchase Payment Credits due are $500,000 x 5% = $25,000.

          - Total applied with the first additional purchase payment is $25,000 - $8,000 = $17,000.

     -    With the $75,000 withdrawal:

          -    Cumulative purchase payments equal $500,000 - $75,000 = $425,000.

          -    The Company will not "recapture" Purchase Payment Credits.

     -    With the $500,000 additional purchase payment:

          -    Cumulative purchase payments equal $425,000 + $500,000 =
               $925,000.

          -    Purchase Payment Credits due are $925,000 x 5% = $46,250.

          -    The Purchase Payment Credits the Company previously applied =
               $25,000.

          - The Purchase Payment Credits the Company credits are $46,250 - $25,000 = $21,250.


The Purchase Payment Credit Endorsement may not be available in all states. The Company reserves the right to discontinue offering the Purchase Payment Credit Endorsement at any time.


ALLOCATION OF PURCHASE PAYMENTS


The Company allocates purchase payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, to Subaccounts and/or the Fixed Account as instructed by the Owner. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. If permitted, an allocation to the Fixed Account must be for at least $1,000. A requested allocation of less than $1,000 to the Fixed Account will be transferred to the Money Market Subaccount.



If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated to one or more of the Subaccounts for Connecticut applicants or to the Fixed Account, within two Valuation Days of receipt by the Mailing Agent. If the application is not properly completed, the Company reserves the right to retain the purchase payment for up to five Valuation Days while it attempts to complete the application. If information which completes the application is received after 3:00 p.m. Central Time, the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the 5-day period, the Company will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to the Company retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment, Contract Value Increase Enhancements and Purchase Payment Credits, if any, will be allocated as designated by the Owner within two Valuation Days.



The Company will process additional purchase payments at the Accumulation Unit value next determined after the Company receives the purchase payments at the Mailing Agent.


To assist you with making your Subaccount selections, the Company offers at no cost to you, static asset allocation models. The asset allocation models have preset percentage allocations and have been established based on various risk tolerances. The asset allocation models offered are the benefit allocation models described under "Optional Benefit Riders - Guaranteed Minimum Withdrawal Benefit" and "Optional Benefit Riders - Guaranteed Minimum Accumulation Benefit."

CONTRACT VALUE

The Contract Value is the sum of Variable Contract Value, Fixed Contract Value and the value in the Loan Account.

Determining the Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period and reflects the investment experience of the selected Subaccounts, after applicable charges. The value will be the total of the values attributable to the Contract in each of the Subaccounts (i.e., Subaccount Value). The Subaccount Values are determined by multiplying that Subaccount's Accumulation Unit value by the number of Accumulation Units.

Determination of Number of Accumulation Units. Any Net Purchase Payment, Contract Value Increase Enhancements or Purchase Payment Credits, if applied, allocated to a Subaccount or Contract Value transferred to a Subaccount is converted into Accumulation Units of that Subaccount. The number of Accumulation Units is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount. The number of Accumulation Units is increased by additional purchase payments and Contract Value Increase Enhancement or Purchase Payment Credits, if applicable, or allocations. The number of Accumulation Units does not change as a result of investment experience. Any Contract Value transferred, surrendered or deducted from a Subaccount is processed by canceling or liquidating Accumulation Units. The number of Accumulation Units canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value.

Determination of Accumulation Unit Value. The Accumulation Unit value for a Subaccount is calculated for each Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

     (1)  Is:

          (a) the net assets of the Subaccount as of the end of the Valuation Period;

          (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) The daily charges for mortality and expense risks and administrative expenses and any applicable redemption fees multiplied by the number of days in the Valuation Period.

     (3) The number of Accumulation Units outstanding as of the end of the Valuation Period.

The value of an Accumulation Unit may increase or decrease as a result of investment experience.

TRANSFER PRIVILEGES

General. Before the Payout Date, the Owner may make transfers between the Subaccounts and the Fixed Account as described below.

     - Transfers to the Fixed Account must be at least $1,000 (lesser amounts received are allocated to the Money Market Subaccount).

     - Transfers are not allowed to the DCA 6-month Fixed Period or the DCA One Year Fixed Period.

     - Except for the DCA 6-month Fixed Period and the DCA One Year Fixed Period, transfers out of a Fixed Period are permitted only during the 30-day period before the expiration of that Fixed Period.

     - Transfers from the DCA 6-month Fixed Period and the DCA One Year Fixed Period may be made throughout the Fixed Period.

     - A minimum monthly transfer to the designated Subaccounts is required from each DCA Fixed Period. If no Subaccounts are designated, the minimum transfer amount will be transferred to the Money Market Subaccount. The minimum transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

     - You cannot transfer to a Fixed Period if that Fixed Period's duration would extend beyond the Payout Date.


Amounts transferred to a Subaccount will receive the Accumulation Unit value next determined after the transfer request is received. Our Mailing Agent must receive a transfer request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day.


No fee is currently charged for transfers but the Company reserves the right to charge $10 for each transfer. Transfers from a DCA Fixed Period are not subject to any transfer fees that we may impose.

Subject to the above, there is currently no limit on the number of transfers that can be made among or between Subaccounts or to or from the Fixed Account.

Transfers may be made by Written Request, fax, Internet, or by telephone.


The Company will send a written confirmation of all transfers. The Mailing Agent will use reasonable procedures to confirm that fax, Internet, or telephone instructions are genuine. These procedures may include requiring callers to identify themselves and the Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with fax, Internet, or telephone transactions that don't occur if a Written Request is submitted. Anyone authorizing or making fax, Internet, or telephone requests bears those risks. The Company will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized fax, Internet, or telephone requests that the Mailing Agent believes are genuine.


The Company may record telephone requests. The Company reserves the right to suspend telephone (and facsimile) instructions at any time for any class of Contracts for any reason.


Internet and telephone (and facsimile) service may not always be available. Any Internet or telephone (and facsimile), whether it is yours, your service provider's, your registered representative's, or the Mailing Agent, can experience outages or slowdowns for a variety of reasons. For example, telephone communications may not be available due to natural disasters (such as hurricanes or earthquakes), man-made disasters (such as acts of terrorism, computer failures, electrical blackouts, or certain fires), or simply because of a high number of calls (which is likely to occur during periods of high market turbulence). These outages or slowdowns may delay or prevent processing your request. Although the Mailing Agent has taken precautions to help its systems handle heavy use, it cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Home Office.


The Company may modify, restrict, or terminate the transfer privileges at any time for any reason.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.

Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds. You should be aware that the Company is contractually obligated to prohibit purchases and transfers or redemptions of their shares.

The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. The Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Market Timing Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

Dollar Cost Averaging. Dollar Cost Averaging is a long-term transfer program that allows you to make regular (monthly, quarterly, semi-annual, or annual) level investments over time. The level investments will purchase more Accumulation Units when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. If continued over an extended period of time, the dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not guarantee a profit or protect against a loss.

Dollar Cost Averaging (DCA) Transfers. An Owner may choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) a specified dollar amount from the Money Market Subaccount to one or more Subaccounts. A minimum monthly amount must be systematically transferred from the DCA 6-month Fixed Period and the DCA One Year Fixed Period to one or more Subaccounts. The minimum monthly transfer amount is the monthly sum that will amortize the DCA Fixed Period on its expiration date.

The Company reserves the right to stop DCA transfers from the Subaccount that invests in the Money Market Fund.

Portfolio Rebalancing. An Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual, or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among the Subaccounts. Owners may start and stop automatic Variable Contract Value rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If an Owner elects automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), the Company will allocate Variable Contract Value in accordance with the Owner's currently effective purchase payment allocation schedule. This is not applicable if the purchase payment allocations include an allocation to the Fixed Account.) If the Owner does not specify a frequency for rebalancing, the Company will rebalance quarterly. The Company has the right to stop the portfolio rebalancing programs.

Other Types of Automatic Transfers. An Owner may also choose to systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Such automatic transfers may be: (1) a specified dollar amount, (2) a specified number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

Owners may also automatically transfer the interest from a Fixed Period of the Fixed Account to one or more of the Subaccounts. The minimum DCA or automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA Fixed Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA Fixed Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions. The Company will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers.

The Company reserves the right to stop the automatic transfer programs.

SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS


Surrenders. At any time on or before the Payout Date, the Owner may surrender the Contract and receive its Surrender Value by Written Request to the Company at its Mailing Agent. The Company will process the surrender at the Accumulation Unit value next determined after the Written Request is received at the Mailing Agent. Our Mailing Agent must receive your surrender request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Income Payout Option. The Company may apply a market value adjustment and surrender charge upon surrender.


Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


Partial Withdrawals. At any time on or before the Payout Date, an Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. The Company will process the withdrawal at the Accumulation Unit value next determined after the request is received at the Mailing Agent. Our Mailing Agent must receive your partial surrender request by 3:00 p.m. Central Time on a Valuation Day and your request will be processed on that Valuation Day. The Company may apply a market value adjustment and surrender charge upon partial withdrawal, which will be deducted from the remaining Contract Value. Surrender charges only apply to purchase payments. Therefore, even though the percentage rate of the surrender charge assessed against purchase payments increases by 1% if you elect to receive Purchase Payment Credits, surrender charges are never assessed against the Purchase Payment Credits themselves or against Credit Value Increase Enhancements.


The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or the Fixed Account. If the Owner does not so specify, or if the amount in the designated Subaccounts or the Fixed Account is not enough to comply with the request, the partial withdrawal (and any applicable market value adjustment and surrender charge) will be made proportionately from the accounts. A contingent deferred sales charge may apply to surrenders and partial withdrawals.

Systematic Withdrawals. Owner(s) may elect to receive periodic partial withdrawals under the Company's systematic withdrawal plan. Such withdrawals will be assessed surrender charges. Under the plan, the Company will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value Subaccounts. However, Systematic Withdrawals can be made from the Fixed Account to satisfy Required Minimum Distributions. Additionally, the Company will allow Systematic Withdrawals of interest from Fixed Periods of the Fixed Account. Please note that withdrawals from the Fixed Account may be subject to a market value adjustment. The $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code; however, any applicable surrender charge and market value adjustment will continue to apply. Generally, Owners should be at least age 59 1/2 to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. Beginning a systematic withdrawal plan before the Owner reaches age 59 1/2 may have federal income tax implications.

The withdrawals may be: (1) a specified dollar amount, (2) a specified whole number of Accumulation Units, (3) a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner's required minimum distribution under the Code.

Participation in the systematic withdrawal plan will terminate the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge unless one of the exceptions noted below applies).

With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if the withdrawal is necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, the Company will continue systematic withdrawals even though a surrender charge is deducted.

Automatic Required Minimum Distribution Plan. Certain qualified plans require that you begin to take distributions by age 70 1/2. To help make these distributions, the Company offers its Automatic Required Minimum Distribution plans. The Automatic Required Minimum Distribution plan can be used by individuals participating in a Tax Sheltered Annuity (TSA), Individual Retirement Annuity (IRA), or Simplified Employee Pension (SEP). If the owner elects to use this plan, scheduled withdrawals using the previous December 31 year-end value divided by the appropriate life expectancy factor will automatically be taken from their contract value. These scheduled withdrawal amounts will satisfy minimum distribution requirements for the value in this Contract. If you plan, whether or not you take them under the Automatic Required Minimum Distribution Plan, to take required minimum distributions under your Contract, you should not purchase a Guaranteed Minimum Accumulation Benefit rider because withdrawals will decrease your Guaranteed Minimum Accumulation Benefit Basis.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988;
(ii) earnings on those contributions; and iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

There may be federal income tax implications to surrenders and partial withdrawals. Owners should consult with their tax adviser before requesting a surrender or partial withdrawal. The Company reserves the right to stop offering the systematic withdrawal plan at any time.

CONTRACT LOANS

Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title 1 of the Employee Retirement Income Security Act of 1974) may borrow from the Company using their Contracts as collateral. Loans are subject to the terms of the Contract, the retirement program and the Code. Loans are described in more detail in the SAI.

DEATH BENEFIT BEFORE THE PAYOUT DATE


Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your registered representative or financial advisor.


Death of an Owner. If any Owner dies before the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes. The following options are available to a sole surviving Owner or a new Owner:

     (1) If the Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

     (2) If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date the Company receives Due Proof of
          Death:

          (a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner's death; or

          (b) to apply the Surrender Value within 1 year of the deceased Owner's death to one of the Income Payout Options provided that payments under the option are payable over the new Owner's life or over a period not greater than the new Owner's life expectancy.

If he or she does not elect one of the above options, the Company will pay the Surrender Value five years from the date of the deceased Owner's death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner's death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Payout Date, the Company will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving

Beneficiary, the Company will pay the death benefit to the Owner or the Owner's estate. In lieu of a lump sum payment, the Beneficiary may elect, within 60 days of the date the Company receives Due Proof of Death of the Annuitant, to apply the death benefit to an Income Payout Option. If the Annuitant who is also an Owner dies, the Beneficiary may only apply the death benefit payment to an Income Payout Option if:

     (1) payments under the option begin within 1 year of the Annuitant's death; and

     (2) payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

In lieu of a lump sum payment, if the Beneficiary is the deceased Annuitant's spouse, then he or she may elect to continue the Contract.

Basic Death Benefit. The basic death benefit is an amount equal to the greater of:


     (1) aggregate Net Purchase Payments made under the Contract less a proportional adjustment for partial withdrawals as of the Valuation Date the Mailing Agent receives Due Proof of Death; or



     (2) Contract Value less any Purchase Payment Credits applied to Contract Value within 12 months of the Annuitant's death, as of the Valuation Date the Mailing Agent receives Due Proof of Death;




The death benefit will be reduced by any outstanding Loan Amount and any applicable premium expense charges not previously deducted. The Contract also offers additional guaranteed death benefit choices as riders to the Contract. These additional choices enhance the death benefit and are available at an additional charge. Please see the Riders section for more details.


Proportional Adjustment for Partial Withdrawals. When calculating the basic death benefit amount, as described above, an adjustment is made to aggregate Net Purchase Payments for partial withdrawals taken from the Contract. The proportional adjustment for partial withdrawals is calculated by dividing (1) by
(2) and multiplying the result by (3) where:

     (1)  Is the partial withdrawal amount;

     (2)  Is the Contract Value immediately prior to the partial withdrawal; and

     (3) Is the sum of Net Purchase Payments immediately prior to the partial withdrawal less any adjustment for prior partial withdrawals (including any applicable market value adjustments and surrender charges).

                              MISCELLANEOUS MATTERS

PAYMENTS

Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request at the Mailing Agent, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

     (1) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

     (2)  the SEC permits the postponement for the protection of Owners; or

     (3) the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practicable.

If a recent check or draft has been submitted, the Company has the right to delay payment until it has assured itself that the check or draft has been honored.

The Company has the right to defer payment of any surrender, partial withdrawal, or transfer from the Fixed Account for up to six months from the date of receipt of Written Request at the Mailing Agent for such a surrender or transfer. In addition, the Company may defer payment from the Fixed Account for up to two months from the date we receive Due Proof of Death. Interest will be added to the amount paid, if required by a particular jurisdiction. Interest will be calculated at the rate required and for a time period required by law or regulation.

If mandated under applicable law, the Company may be required to reject a purchase payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

MODIFICATION

Upon notice to the Owner and as permitted by applicable law, the Company may modify the Contract:

     (1) (1) to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency;

     (2) to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

     (3)  to reflect a change in the operation of the Variable Account;

     (4) to combine the Variable Account with any of our other separate accounts and/or create new separate accounts;

     (5) to transfer the assets of any Subaccount to any other Subaccount, and to add new Subaccounts and make such Subaccounts available to any class of contracts as we deem appropriate;

     (6) to transfer assets from the Variable Account to another separate account;

     (7) to deregister the Variable Account under the 1940 Act if such registration is no longer required;

     (8) to operate the Variable Account as a management investment company under the 1940 Act (including managing the Variable Account under the direction of a committee) or in any other form permitted by law;

     (9) to restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Account;

     (10) to add new funds or remove existing funds;

     (11) to eliminate or combine any Subaccounts and transfer the assets of any Subaccount to any other Subaccount; or

     (12) to make any other changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulation.

In the event of most such modifications, the Company will make appropriate endorsement to the Contract.

REPORTS TO OWNERS

At least annually, the Company will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Fixed Amount), purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report, individualized rate of return (based on contract fees, charges, riders and deposits) and any further information required by any applicable law or regulation.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, the Company may verify any changes in address you request by sending a confirmation of the change to both your old and new address. The Company may also call you to verify the change of address.

INQUIRIES

Inquiries regarding a Contract may be made in writing to the Company at its Home Office.

                              INCOME PAYOUT OPTIONS

PAYOUT DATE AND PROCEEDS

The Owner selects the Payout Date. For Non-Qualified Contracts, the Payout Date may not be after the later of the Contract Anniversary following the Annuitant's 85th birthday or 10 years after the Contract Issue Date. For Qualified Contracts, the Payout Date must be no later than the Annuitant's age 70 1/2 or any other date meeting the requirements of the Code.


The Owner may change the Payout Date subject to the following limitations: (1) the Owner's Written Request must be received at the Home Office at least 30 days before the current Payout Date, and (2) the requested Payout Date must be a date that is at least 30 days after receipt of the Written Request. The Payout Date may be no earlier than 30 days after the issue date. (The Company is currently waiving the 30 day requirement in (1), however, the Written Request must be received in the Home Office prior to the current Payout Date.)






On the Payout Date, the Payout Proceeds will be applied under the Single Life Income Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another payment option or to receive the Surrender Value in a lump sum. Unless the Owner instructs the Company otherwise, amounts in the Fixed Account will be used to provide a Fixed Income Payout Option and amounts in the Variable Account will be used to provide a variable Income Payout Option.

The Payout Proceeds equal the Contract Value:

     (1)  plus or minus any applicable market value adjustment;

     (2) minus any applicable surrender charge if Income Payout Option 1 or Option 2 (with variable Income Payments) are selected;

     (3) minus the pro-rated portion of the annual Contract fee or rider charges (unless the Payout Date falls on the Contract Anniversary);

     (4)  minus any applicable Loan Amount; and

     (5)  minus any applicable premium expense charge not yet deducted.

ELECTION OF INCOME PAYOUT OPTIONS

On the Payout Date, the Payout Proceeds will be applied under an available Income Payout Option, unless the Owner elects to receive the Surrender Value in a single sum. If an election of an Income Payout Option is not on file at the Home Office on the Payout Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Income Payout Option may be elected, revoked, or changed by the Owner at any time before the Payout Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request. The Owner may elect to apply any portion of the Payout Proceeds to provide either variable Income Payments or fixed Income Payments or a combination of both.

The Company reserves the right to refuse the election of an Income Payout Option other than paying the Payout Proceeds in a lump sum if the total amount applied to an Income Payout Options would be less than $2,500, or each Income Payment would be less than $20.00.

FIXED INCOME PAYMENTS

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The amount of each payment depends only on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. Except for Options 1 and 2A, the income purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. For Options 1 and 2A, the income purchase rates are based on an effective annual interest rate of 2%. The Company may, in its sole discretion, make Income Payments in an amount based on a higher interest rate.

VARIABLE INCOME PAYMENTS

The dollar amount of the first variable Income Payment is determined in the same manner as that of a fixed Income Payment. Variable Income Payments after the first payment are similar to fixed Income Payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Income Payments through the use of Income Units. The amount of the first variable Income Payment associated with each Subaccount is applied to purchase Income Units at the Income Unit value for the Subaccount as of the Payout Date. The number of Income Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Income Units is made as described below. Each Subaccount has a separate Income Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Income Payment after the first is equal to the sum of the amounts determined by multiplying the number of Income Units by the Income Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable Income Payment for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Payout Date, a Payee may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Income Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Income Unit value calculations and variable Income Payment calculations.

DESCRIPTION OF INCOME PAYOUT OPTIONS

Unless otherwise noted, once an option is selected and Income Payments begin, the value of any remaining payments can not be surrendered or withdrawn and paid in a single sum.

Option 1 - Interest Option. (Fixed Income Payments Only) The proceeds are left with the Company to earn interest at a compound annual rate to be determined by the Company but not less than 2%. Interest will be paid every month or every 12 months as the Payee selects. Under this option, the Payee may withdraw part or all of the proceeds at any time. This option may not be available in all states.

Option 2A - Installment Option - Fixed Payments. The Company makes Fixed monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 2B - Installment Option - Variable Payments. The Company makes monthly Income Payments for a number of years between 5 and 30 selected by the Owner. In the event of the Payee's death, a successor Payee may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or it the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee. The Payee may elect at anytime by Written Request to surrender the income option and receive the commuted value of the remaining payments. The Payee also may elect at any time by Written Request to withdraw a portion of commuted value of the remaining payments (i.e. the future value of your remaining payments will be reduced proportionally by the withdraw). The commuted value of the payments will be calculated as described in the Contract.

Option 3A - Single Life Income Guaranteed Period Certain. The Company makes monthly Income Payments during the Annuitant's lifetime with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 3B - Single Life Income. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 4A - Joint and Survivor Life Income - Guaranteed Period Certain. The Company makes monthly Income Payments for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.


The minimum amount of each fixed payment and the initial payment amount for variable Income Payout Options will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.


Option 4B - Joint and Survivor Life Income. The Company makes monthly Income Payments for as long as either of two joint Annuitants remains alive. The same as Option 4A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 5A - Single Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below during the Annuitant's lifetime with the guarantee that payments will be made for a period of ten years or twenty years as selected by the Owner. In the event of the Annuitant's death before the expiration of the specified number of years, the Payee or a successor Payee may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 5B - Single Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The same as Option 5A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

Option 6A - Joint and Survivor Life Income - Payments Adjusted For Inflation - Guaranteed Period Certain (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remain alive, with the guarantee that payments will be made for a period of five, ten, fifteen, or twenty years as selected by the Owner. If after the second Annuitant dies, payments have been made for fewer than the selected number of years, payments will be made to the Payee or any successor Payee who was not a joint Annuitant or such successor Payee may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no such successor Payee or if the successor Payee dies, the present value of the remaining payments will be paid to the estate of the last surviving Payee.

Option 6B - Joint and Survivor Life Income - Payments Adjusted For Inflation (Fixed Income Payments Only). The Company makes monthly Income Payments adjusted for inflation as described below for as long as two joint Annuitants remain alive. The same as Option 6A except that payments are not guaranteed for a specific number of years. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

Option 7 - Single Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the Payee's estate.

Option 8 - Joint and Survivor Life Income - Payments Adjusted For Inflation - Lifetime Payout with Cash Refund (Fixed Income Payments Only). The Company will make monthly Income Payments adjusted for inflation as described below for as long as either of two joint Annuitants remains alive. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all Income Payments paid is less than the Contract Value applied to this option, the difference will be payable to the Payee or a successor Payee in a lump sum. If there is no successor Payee, it will be payable to the last surviving Payee's estate.

Adjustments for Inflation. For Options 5A, 5B, 6A, 6B, 7, and 8, Income Payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index - Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. The Company reserves the right to discontinue offering settlement options 5A, 5B, 6A, 6B, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the Payout Proceeds or death benefit, as applicable, may be applied to any other payment option made available by the Company or requested and agreed to by the Company.

Please note that annuity options without a life contingency (e.g., Options 1, 2A and 2B may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

DEATH BENEFIT AFTER THE PAYOUT DATE

If an Owner dies after the Payout Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the successor Payee becomes the new Owner. If there is no successor Payee, the surviving Annuitant becomes the new Owner. Such Owners will have the rights of Owners after the Payout Date, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Payout Date will have the effect stated in the Income Payout Option pursuant to which Income Payments are being made.

                             CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGES

The Company deducts a mortality and expense risk charge from the Variable Account. The charges are computed and deducted on a daily basis, and are equal to an annual rate of (i) 1.15% of the average daily net assets of the Variable Account for the B-Share, (ii) 1.60% of the average daily net assets of the Variable Account if you elect to receive Purchase Payments Credits, and (iii) 1.65% of the average daily net assets of the Variable Account for the L-Share Class.

The mortality risk the Company assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Income Payments received. The mortality risk that the Company assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Payout Date. The expense risk that the Company assumes is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Contracts and distribution expenses related to the Contracts, or for any other purpose.

ADMINISTRATIVE CHARGE

The Company deducts a daily administrative charge to compensate it for administrative expenses it incurs. The charge is deducted at an annual rate of 0.15% of the average daily net assets of the Variable Account.

FUND EXPENSES


Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. A more detailed description of these fees and expenses may be found in the Funds' prospectus, which follows this Prospectus. Please note that the Ultra Series Fund and its investment adviser are affiliated with the Company. In addition, as discussed under "Servicing Fees" above, the Funds pay the Company for providing certain administrative services.


SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

Charge for Partial Withdrawal or Surrender. No sales charge deduction is made from purchase payments when amounts are deposited into the Contracts. However, if any amount is withdrawn or surrendered within seven years (B-Share Contracts) or four years (L-Share Contracts) of being received by the Company, the Company will withdraw the amount requested and deduct a surrender charge from the remaining Contract Value. The Company deducts a surrender charge to compensate it for the distribution costs when Owners surrender or withdraw before distribution costs have been recovered.


The surrender charge is calculated by multiplying the applicable charge percentage (as shown below) by the amount of purchase payments surrendered. This means that you would pay the same charge at the time of withdrawal or surrender regardless of whether your Contract Value has increased or decreased. There is no surrender charge for withdrawal of Contract Value in excess of aggregate purchase payments (less withdrawals of such payments). The surrender charge generally is calculated using the assumption that all Contract Value in excess of aggregate purchase payments (less withdrawals of such payments) is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis. This assumption works to your advantage if you anticipate a current need to assess your Contract Value.


However, if you elect to receive Purchase Payment Credits, the assumptions the Company uses in assessing the surrender charge are different. The Company will assume that earnings will be withdrawn last. Specifically, in applying the surrender charge with a Purchase Payment Credit, the Company will assume Contract Value is withdrawn as follows: first, the oldest purchase payments are withdrawn; second, 10% of purchase payments free of surrender charge will be withdrawn; and finally, purchase payments subject to surrender charge will be withdrawn.

After all purchase payments have been withdrawn (and all surrender charges paid) earnings will be withdrawn. This change in withdrawal order has no impact on taxation of the withdrawal. However, it does mean that you will not have access to 100% of the gain in your Contract without first withdrawing 100% of your purchase payments and paying any associated surrender charges. This assumption works to your disadvantage if you anticipate a current need to assess your Contract Value. The surrender charge schedule varies by Class and whether you have elected to receive Purchase Payment Credits. The schedule is set forth below:

 NUMBER OF                  CHARGE AS A
FULL YEARS                  PERCENTAGE
  BETWEEN     CHARGE AS A   OF PURCHASE   CHARGE AS A
  DATE OF     PERCENTAGE     PAYMENT -    PERCENTAGE
 PURCHASE     OF PURCHASE    PURCHASE     OF PURCHASE
  PAYMENT      PAYMENT -      PAYMENT      PAYMENT -
AND DATE OF     B-SHARE       CREDITS       L-SHARE
 SURRENDER       CLASS        ELECTED        CLASS
-----------   -----------   -----------   -----------
0                  8%            9%            8%
1                  7%            8%            7%
2                  6%            7%            6%
3                  5%            6%            5%
4                  4%            5%            0%
5                  3%            4%            0%
6                  2%            3%            0%
7+                 0%            0%            0%

For B-Share Class Contracts issued in conjunction with plans that qualify under
Section 457(f) of the Code, the schedule of percentages shown above will apply from the Contract Issue Date to the date of surrender, rather than from the number of years since the purchase payment was made.

Assuming you elect to receive Purchase Payment Credits and you withdraw all purchase payments within one year of payment, in no event will the surrender charges the Company imposes, when added to any surrender charges previously assessed on the Contract exceed 8.1% of aggregate purchase payments made to date for that Contract. The surrender charge percentage rate in this case is 9% of purchase payments withdrawn, but 10% of these payments will not be assessed a surrender charge, as described below. The maximum surrender charge imposed on a single withdrawal is 9%, assuming the amount not subject to surrender charge for the contract year has already been utilized by a prior withdrawal.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year. For B-Share Class Contracts issued in conjunction with Section 457(f) Plans, in each Contract Year, up to 10% of an amount equal to the aggregate purchase payments (computed at the time of withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Ten percent of the portion of the withdrawal that exceeds the earnings will be free of surrender charge. The other 90% will be subject to the surrender charge rate as outlined in the above chart. A surrender charge is not assessed on Contract Value Increase Enhancements or Purchase Payment Credits.

Waiver of Market Value Adjustment and Surrender Charge.(This benefit may be exercised only one time). In most states, the Contract provides that, upon Written Request from the Owner before the Payout Date, the surrender change and any applicable market value adjustment will be waived on one partial withdrawal or surrender if the Annuitant is:

     (1) confined to nursing home or hospital after the Contract is issued (as described in the Contract); or

     (2) becomes terminally ill after the Contract is issued (as described in the Contract); or

     (3) becomes unemployed at least one year after the Contract is issued, has received unemployment compensation for at least 30 days and is receiving it at the time of the withdrawal or surrender (as described in the Contract); or

     (4) the Annuitant's primary residence is located in an area that is declared a presidential disaster area and $50,000 of damage is sustained to the residence as a result of the disaster and after the Contract is issued (as described in the Contract).

The waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. The terms under which the surrender charge and any applicable market value adjustment will be waived may vary in some states and are described in Contracts issued in those states. This benefit may be exercised only one time.

ANNUAL CONTRACT FEE

On each Contract Anniversary before the Payout Date, the Company deducts an annual Contract fee of $30 to pay for administrative expenses. The fee is deducted from each Subaccount and from the Fixed Account based on a proportional basis. The Company reserves the right to deduct the annual Contract Fee upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon application to an Income Payout Option. After the Payout Date, the annual Contract fee is deducted from variable Income Payments. The Company does not deduct the annual Contract fee on Contracts with a Contract Value of $50,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Payout Date when a Contract with a Contract Value of $50,000 or more has been applied to an Income Payout Option.

TRANSFER PROCESSING FEE

Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for each transfer to compensate it for transfer processing costs. The transfer charge is not applicable to transfers from the DCA 6-month Fixed Period or the DCA One Year Fixed Period. Each

Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts or Fixed Amounts affected by the transfer. The transfer fee is deducted from the account from which the transfer is made. If a transfer is made from more than one account at the same time, the transfer fee is deducted pro-rata from the accounts.

DUPLICATE CONTRACT CHARGE

You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range from 0% to 3.5%. This range is subject to change based on current state law. If premium taxes are applicable to a Contract, the jurisdiction may require payment
(a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from Payout Proceeds upon application to an Income Payout Option, or (d) upon payment of a death benefit. The Company will forward payment to the taxing jurisdiction when required by law. Although the Company reserves the right to deduct premium taxes at the time such taxes are paid to the taxing authority, currently the Company does not deduct premium tax unless the Contract is annuitized.

OTHER TAXES

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that the Company incurs or that may be attributable to the Variable Account or the Contracts. The Company may, however, make such a charge in the future from Surrender Value, death benefit proceeds, amounts applied to Income Payout Options, or Income Payments, as appropriate.

LOAN INTEREST CHARGE

While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate.

The Company charges an annual interest rate of 6.5% on loans. After offsetting the 3% interest the Company guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.5% (annually).

ENHANCED DEATH BENEFIT RIDER CHARGES

The 3% Annual Guarantee Death Benefit rider carries an annual charge of 0.20% of average monthly Contract Value for the prior year. The Maximum Anniversary Value Death Benefit carries an annual charge of 0.15% of average monthly Contract value for the prior year; while the Earnings Enhanced Death Benefit Rider carries an annual charge of 0.30% of average monthly Contract Value for the prior year. In addition, the Spouse Beneficiary Death Benefit Rider carries an annual charge of 0.05% of average monthly Contract Value for the prior year. These charges, which are intended to compensate the Company for the costs and risks assumed by the Company in providing the riders, will be assessed on each Contract Anniversary. Each charge will be based on the average monthly Contract Value for the previous 12 months. The charge will be deducted from the Subaccounts and Fixed Amounts on a pro-rata basis. A pro-rata portion of this charge will be deducted upon surrender payment of death proceeds, or selection of an Income Payout Option, if the surrender payment of death proceeds or selection of an Income Payout Option does not occur on a Contract Anniversary.

ENDORSEMENT CHARGES

Currently there is no charge for the Income Payment Increase Endorsement; however, the Company reserves the right to charge up to $150 for the endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Income Payment Option.

Generally, there is no charge for the Change of Annuitant Endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the change of Annuitant. The Change of Annuitant Endorsement is subject to a number of conditions.

GUARANTEED LIVING BENEFIT CHARGES


Guaranteed Living Benefit charges are assessed on each Contract Anniversary and are shown as a percentage of average monthly Contract Value for the prior Contract year. The monthly date used for the calculation of average monthly Contract Value is the same day each month as the Contract Issue Date.



For Guaranteed Withdrawal Benefit riders issued on and after the date of this prospectus, the Guaranteed Minimum Withdrawal Benefit charge varies by the death benefit elected.


     - It is currently 0.65% for Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The guaranteed maximum charge is 1.0%;

     - It is currently 0.80% for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit. The guaranteed maximum charge is 1.15%; and

     - It is currently 0.65% if you convert from a Guaranteed Minimum Accumulation benefit to a Guaranteed Minimum Withdrawal Benefit. The guaranteed maximum charge is 1.0%.

For Guaranteed Minimum Accumulation Benefit Riders issued after October 30, 2006, the Company currently charges 0.50%. This charge is guaranteed unless you elect to step-up or renew your benefit. In that case, the charge will be the same as the charge for newly issued riders. If the Company no longer issues these riders, the charge will be set at the sole discretion of the Company.

For Guaranteed Minimum Withdrawal Benefit riders issued between October 30, 2006 and October 29, 2007 and as available in your state, the Guaranteed Minimum Withdrawal Benefit charge is 0.60%.

The guaranteed maximum charge for each of the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit riders generally issued before October 30, 2006 is 1%. Currently, the Company charges 0.50% for those riders.

If the benefit is in effect on the Contract Issue Date, the Company will not assess a charge for the benefit until the first Contract Anniversary.

ADDITIONAL INFORMATION

The Company sells the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Contracts. You do not directly pay this commission, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information.

                             OPTIONAL DEATH BENEFITS

If the Owner elects one of the following enhanced death benefit riders, the death benefit will not be paid as described above under the heading "Death Benefit Before the Payout Date," and will be calculated as described below. The Company assesses a charge for each of the optional death benefit riders. Please consult a competent tax adviser before electing any of these riders in connection with a Qualified Contract. The tax rules for Qualified Contracts may limit the value of a rider or endorsement.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the Maximum Anniversary Value (as described below) less any Loan Amounts and premium taxes not previously deducted. On the issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

     (1)  the date an additional purchase payment is received by the Company,

     (2)  the date of payment of a partial withdrawal, and

     (3)  on each Contract Anniversary.

When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

When a partial withdrawal is paid, the Maximum Anniversary Value is equal to the most recently calculated maximum anniversary value less an adjustment for the partial withdrawal. The adjustment for each partial withdrawal is (1) divided by
(2) with the result multiplied by (3) where:

     (1)  is the partial withdrawal amount;

     (2)  is the Contract Value immediately prior to the partial withdrawal; and

     (3) is the most recently calculated Maximum Anniversary Value less any adjustments for prior partial withdrawals (including any applicable market value adjustments and surrender charges).

The Maximum Anniversary Value on each Contract Anniversary is the greater of the most recently calculated Maximum Anniversary Value and your Contract Value

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

3% ANNUAL GUARANTEE DEATH BENEFIT

This rider provides a minimum death benefit prior to the Payout Date equal to the 3% Annual Guarantee Death Benefit less any Loan Amounts and premium taxes not previously deducted. On the issue date the 3% Annual Guarantee Value is equal to the initial Net Purchase

Payment. Thereafter, the 3% Annual Guarantee Value on each Contract Anniversary is the lesser of:

     (1) the sum of all Net Purchase Payments received minus an adjustment for partial withdrawals plus interest compounded at a 3% annual effective rate; or

     (2)  200% of all Net Purchase Payments received.

The adjustment for each partial withdrawal is equal to (1) divided by (2) with the result multiplied by (3) where:

     (1)  is the partial withdrawal amount;

     (2)  is the Contract Value immediately prior to the withdrawal; and

     (3) is the 3% Annual Guarantee Death Benefit immediately prior to the withdrawal, less any adjustments for earlier withdrawals (including any applicable market value adjustments and surrender charges).

This rider is available for Annuitants age 75 or less on the issue date. This rider may not be available in all states.

EARNINGS ENHANCED DEATH BENEFIT RIDER

This rider provides a minimum death benefit prior to the Payout Date equal to the greater of:

     (1)  the death benefit proceeds provided by the Contract;

     (2) the death benefit proceeds provided by any other rider attached to the Contract; or

     (3) the Earnings Enhanced Death Benefit Proceeds, as such term is defined below, as of the date Due Proof of Death is received.

The death benefit proceeds described above will be reduced by any Loan Amount and any applicable premium taxes not previously deducted.

The Earnings Enhanced Death Benefit Proceeds are equal to Contract Value plus an additional amount, not to exceed 100% of all remaining purchase payments, calculated by multiplying earnings by:

     -    40% if the Annuitant was age 70 or younger on the Contract Issue Date;
          or

     -    25% if the Annuitant was age 71 or older on the Contract Issue Date

For this purpose: (1) "earnings" means Contract Value minus any applicable rider charges accrued since the prior Contract Anniversary plus any remaining purchase payments, and (2) "remaining purchase payments" means the sum of all Net Purchase Payments received less the amount by which each partial withdrawal exceeds the earnings in the Contract immediately prior to the withdrawal. Earnings can never be less than zero.

Also for this purpose, Partial Withdrawals are deemed to be taken from Contract Value representing earnings, and when no such earnings remain, from Contract Value representing Net Purchase Payments on a first-in, first-out basis.

The Earnings Enhanced Death Benefit Rider is only available if you elect the Maximum Anniversary Value Death Benefit or the 3% Annual Guarantee Death Benefit. This rider will terminate automatically if neither of the other optional death benefit riders is in force. The Earnings Enhanced Death Benefit Rider cannot be elected with Purchase Payment Credits.

SPOUSE BENEFICIARY DEATH BENEFIT RIDER

The spousal death benefit extends the basic death benefit and any attached death benefit riders on your life, during the accumulation period, to your spouse if he or she is your sole Beneficiary under the Contract. If your spouse dies before you do, the benefit (if any) described below will be paid into your Contract. You may wish to consider electing this rider if you will be the sole Owner and Annuitant under the Contract and you intend to name your spouse as your sole Beneficiary.

You should not add this rider if you do not intend for your spouse to be the sole Beneficiary, if you desire to name a co-annuitant, or if you are not the sole Owner of the Contract.

This rider provides a spousal death benefit if your spouse Beneficiary dies during the accumulation period provided: you are named as both the sole Annuitant and the sole Owner; your spouse is named as the sole primary Beneficiary; your spouse has signed the application or written request for this rider; and both you and your spouse are less than age 76 on the rider effective date.

The Spouse Beneficiary Death Benefit Rider will not be issued in conjunction with the Earnings Enhanced Death Benefit. We are currently not offering it with Qualified Contracts.

Spouse Beneficiary Death Benefit. In the event your spouse Beneficiary who signed the original application dies, the Company will calculate the spousal death benefit proceeds according to the terms of the Contract including any attached death benefit riders, and compare the amount of those proceeds to the Surrender Value as of the date the Company receives Due Proof of Death. If the death benefit proceeds are greater than your Surrender Value, the Company will allocate the difference according to the purchase payment allocation designation on file as of the date it receives Due Proof of Death. If death benefit proceeds are less than your Surrender Value on the date the Company receives Due

Proof of Death, no additional amount will be added to your Contact. The charges for this rider will not be refunded.

The additional amount, if any, will not increase surrender charges on the Contract. However, any amount allocated to a Fixed Account will begin a new Fixed Period that may be subject to market value adjustment. It is possible that any distribution attributable to the Spouse Beneficiary Death Benefit will be taxable in full.

Termination. The Spouse Beneficiary Death Benefit rider will terminate on the earliest of:

     - the date death benefit proceeds become payable on you according to the provisions of the Contract;

     - the date death benefit proceeds become payable on your spouse Beneficiary according to the terms of this rider;

     -    the Payout Date;

     - the date the Company receives Written Request to change your Beneficiary;

     -    the date you surrender your Contract; or

     - the date you chose to end this rider by Written Request to the Company.

If your spouse Beneficiary ceases to be your spouse, this rider will terminate on the date you notify the Company.

Charges. If you elect the Spouse Beneficiary Death Benefit, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The current annual Spouse Beneficiary Death Benefit charge percentage is 0.05%.

The amount of the Spouse Beneficiary Death Benefit charge is calculated by multiplying the current annual Spouse Beneficiary Death Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the company will deduct the Spouse Beneficiary Death Benefit charge pro-rata from your Contract Value.

A pro-rata portion of the charge also will deducted upon Contract surrender, termination of the rider, payment of death benefit proceeds, or start of payments under an Income Payout Option, if the surrender, termination, payment of death benefit proceeds or start of payments under an Income Payment Option does not occur on a Contract Anniversary.

                         AVAILABLE CONTRACT ENDORSEMENTS

In addition to the Contract Value Increase Enhancement and the Purchase Payment Credit Endorsement discussed above under "Description of the Contract, the following endorsements may be available on your Contract.

INCOME PAYMENT INCREASE ENDORSEMENT

Under this endorsement and subject to the conditions described therein, you may increase the Income Payment under any Income Payout Option (other than Income Payout Option 1) by sending the Company an additional payment of up to $1 million with your Written Request electing an Income Payout Option. The Company deducts the Premium Expense Charge from the additional payment and the additional amount is added to the Contract Value applied to the Income Payout Option.

Currently there is no charge for this endorsement, but the Company reserves the right to charge up to $150 for the endorsement.

LOAN ACCOUNT ENDORSEMENT

A loan account endorsement is available for Contracts meeting the requirements of Section 403(b) of the Code. The endorsement permits Owners to borrow money from the Company using the Contract Value as collateral and provides for the establishment of a Loan Account under the Contract that is part of the Fixed Account. To facilitate a loan, Variable Contract Value and/or Fixed Contract Value in the amount of the loan is transferred to the Loan Account and held as collateral. The Company charges you interest on the Loan Amount at an effective annual rate of 6.50% and credits interest on the collateral in the Loan Account at an effective annual rate of 3.00%. Please see the Endorsement for more information.

CHANGE OF ANNUITANT ENDORSEMENT

This endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, the Company reserves the right to charge up to $150 to offset the Company's expenses incurred in connection with the endorsement. The Change of Annuitant Endorsement is subject to a number of conditions. Please see the Endorsement for more information.

SPOUSAL CONTINUATION ENDORSEMENT

Under this endorsement, your spouse may elect to continue your Contract in lieu of taking a lump sum death benefit payment. There are conditions, however, associated with this endorsement. These conditions are that: you are named as both the sole Annuitant and sole Owner; your spouse is named as the sole Beneficiary; your death occurs during the accumulation period; your spouse is less than age 95 on the contract continuation date; your Contract is not collaterally assigned; and the Company receives your spouse's Written Request to elect this benefit within 60 days of receipt of Due Proof of Death.

You may only elect this endorsement at Contract issue.


If your spouse elects spousal continuation, the Company will calculate the death benefit proceeds according to the terms of the Contract including any attached death benefit riders and compare that amount to the Contract Value, as of the Valuation Day the Mailing Agent receives Due Proof of Death, which will have been reduced by any applicable pro-rata rider charges, any premium expense charge not previously deducted, and any loan amount. The greater of these two amounts is the contract continuation amount. Your loan amount, if any, will be repaid as of the contract continuation date. The entire contract continuation amount will become the Contract Value as of the contract continuation date and that amount will be allocated to the investment options the Company receives by Written Request (otherwise, the Company will use the purchase payment allocation designation it has on file). The Company will waive all surrender charges and market value adjustments applicable to purchase payments made prior to the contract continuation date. As of the contract continuation date, your spouse will become the new Owner and Annuitant, and may exercise all rights under the Contract. The contract continuation date will be the measurement date for Contract Anniversaries of the continued Contract. The anticipated Payout Date for the continued contract will be the later of Contract Anniversary following the new spouse Owner's 85th birthday or 10 years after the contract continuation date.



All optional benefit riders/endorsements issued to you as Owner will terminate as of the date the Mailing Agent receives Due Proof of Death. If you were the original spouse beneficiary named on the original application you may, as new Owner, may elect any optional benefit riders/endorsements the company make available by Written Request, subject to Company approval.


The Company will currently allow the original spouse beneficiary named on the original application, as new Owner, to add optional death benefit riders, except for the Earnings Enhanced Death Benefit. The Company also currently allows your spouse, as new Owner, to add the Guaranteed Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit.

Please note that spousal continuation alone will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Your spouse will need to begin required distributions after your death. You should consult a tax adviser.

Spousal continuation is only available on non-qualified contracts and IRA contracts. There is no charge for spousal continuation endorsement.

                             OPTIONAL BENEFIT RIDERS

The following optional benefit riders are offered on the Contract. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit but not both. The Company assesses a charge for each of the optional benefit riders. Currently, these riders are available when you purchase your Contract. The Company reserves the right to waive this restriction in the future. The Company also reserves the right not to offer these optional benefits in the future.

You should elect the Guaranteed Minimum Withdrawal Benefit if you are interested in predictable withdrawals that will guarantee the return of your principal or guaranteed withdrawals for a lifetime while participating in the market.

You should not elect the Guaranteed Minimum Withdrawal Benefit if:

     - you plan to take partial withdrawals in excess of the guaranteed maximum withdrawal in a Contract Year because those withdrawals may significantly reduce or eliminate the value of the benefit;

     - you are interested in long term accumulation rather than receiving payments; or

     - you have a Qualified Contract with withdrawal restrictions and you are under age 591/2 and are actively employed.

You should elect the Guaranteed Minimum Accumulation Benefit if you are interested in guaranteeing your initial principal with the potential to build your assets while participating in the market.

You should not elect the Guaranteed Minimum Accumulation Benefit if you are interested in receiving payments. Partials withdrawals may reduce the Benefit Basis by more than the withdrawal amount. In particular, you should not purchase a Guaranteed Minimum Accumulation Benefit if you plan to take required minimum distributions (whether or not you take them under the Automatic Required Minimum Distribution Plan) from this Contract.

You should not elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit if:

     - you plan to make additional purchase payments in excess of the maximum window purchase payment amount or after the window period, because those payments will not increase your benefit, but will increase the cost of the rider; or

     - you would prefer that your Contract Value not participate in an available benefit allocation model because all Contract Value must participate in the available benefit allocation model for the riders to remain in effect.

The guarantees provided under the Guaranteed Minimum Withdrawal Benefit and the Guaranteed Minimum Accumulation Benefit are subject to the claims-paying ability of the Company. Therefore, if the Company becomes insolvent, the benefits may not be paid. The Company may discontinue offering the Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Accumulation Benefit at any time.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT


For Guaranteed Minimum Withdrawal Benefit riders issued on or after the date of this prospectus and as available in your state, the Guaranteed Minimum Withdrawal Benefit is as described below. Otherwise, the Guaranteed Withdrawal Benefit is as described in Appendix F (for riders issued before October, 30, 2006, as available in your state), or Appendix D (for riders issued between October 30, 2006 and October 29, 2007, and as available in your state). Please note in marketing materials the Guaranteed Minimum Withdrawal is referred to as Income Protector Plus.


Definitions. The Company uses the following definitions to describe how the optional Guaranteed Minimum Withdrawal Benefit riders work:

Annuitant's Age 85 Contract Anniversary means the Contract Anniversary that is on or immediately follows the Annuitant's 85th birthday (the youngest Annuitant, if joint Annuitants).

Benefit allocation model means one or more specific investment options or purchase payment allocation models that the Company will use to provide the guarantee under Guaranteed Minimum Withdrawal Benefit rider.

Excess withdrawal means a withdrawal that either by itself or when added to all other withdrawals during a rider year, exceeds the GALWA. The amount that is in excess of GALWA is considered the excess withdrawal amount.

Guaranteed Annual Lifetime Withdrawal Amount ("GALWA") means the maximum guaranteed withdrawal amount available to be withdrawn each contract year under the rider while an Annuitant is alive.

Guaranteed withdrawal means the specified annual withdrawals that can be made each rider year while an Annuitant is alive.

Lifetime Benefit Basis means the value used to determine the GALWA. It will be reduced if an excess withdrawal occurs and the withdrawals during a rider year are more than the GALWA.

Rider anniversary means the same day and month as the rider issue date for each year that the rider remains in force.

Rider year means any twelve-month period beginning on a rider issue date or a rider anniversary and ending one day before the next rider anniversary.


Window period means the period of time that additional purchase payments made may be included in the Lifetime Benefit Basis. The window period, if any, is shown on your Rider Data Page.


General. Guaranteed Minimum Withdrawal Benefit riders are optional riders that permit you to receive annual minimum payments regardless of your Contract Value during the Annuitant's lifetime (or until the second Annuitant's death if there are joint Annuitants) if certain conditions are met. When you elect the Guaranteed Minimum Withdrawal Benefit at Contract issue, you must select from one of two death benefits that are integrated into the rider - the Minimum Guarantee Death Benefit or the Maximum Anniversary Death Benefit. These death benefits take the place of the death benefits that otherwise are offered in the Contract.

However, if you cancel your Guaranteed Minimum Withdrawal Benefit rider, you will also cancel the death benefit option. In that case, your Contract will revert to the basic death benefit offered in the Contract, and the Company will make a proportionate adjustment each time you take a partial withdrawal.

If you convert from a Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Minimum

Withdrawal Benefit rider, you will keep the basic death benefit offered in the Contract and have a pro-rata adjustment for all withdrawals. If you purchased a death benefit rider in addition to the Guaranteed Minimum Accumulation Benefit that is being converted, that death benefit rider will continue, and will be adjusted pro-rata for all withdrawals.

Each Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. The addition of this rider to your Contract may not be in your best interest since an additional annual charge is assessed for this benefit, and in order to receive the full benefit, and in order to receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.

The Company provides additional information about the Guaranteed Minimum Withdrawal Benefit below in the following sections:

     - "Electing a Guaranteed Minimum Withdrawal Benefit Rider" - describes the eligibility requirements associated with the riders.

     - "Withdrawals In General" - describes how the actual amount you choose to withdraw affects certain features of the riders, and describes Guaranteed Minimum Withdrawal Benefit settlements that occur when guaranteed withdrawals are payable but your Contract Value reaches zero.

     - "Amount of your Guaranteed Withdrawals" - describes how the Company determines your GALWA.


     - "Lifetime Benefit Basis" - describes how the lifetime benefit is calculated, and how an increase in the Lifetime Benefit Basis may occur in the window period.



     - "5% Simple Interest Benefit" and "Lifetime Benefit Basis Step-Up" - describe how you may increase the Lifetime Benefit Basis, and thus increase the GALWA.



     - "Lifetime Benefit increases if both the 5% Simple Interest Benefit and the Step-Up option are in effect" - describes how the Company will increase the Lifetime Benefit Basis if both benefits are in effect.



     - "Excess Withdrawals" - describes how your Lifetime Benefit Basis and GALWA will be reduced if you take an excess withdrawal.


     - "Investment Options" - describes how your Net Purchase Payments, as well as any applicable Contract Value Increase Enhancements and Purchase Payment Credits, and your Contract Value must be allocated for your rider to remain in force.


     - "Death Benefit" - describes the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit or the Guaranteed Minimum Withdrawal Benefit with the Maximum Anniversary Death Benefit that you must elect if you purchase your rider at Contract Issue.


     - "Spousal Continuation Endorsement," "Joint Annuitant Death," and "In the Event of Divorce" - describe how the rider works with those other endorsement, contract or administrative provisions.

     - "Termination" - describes the events that will cause the rider to terminate.

     - "Guaranteed Minimum Withdrawal Benefit Charge" - describes the fees for the rider.

See Appendix B for examples of how a Guaranteed Minimum Withdrawal Benefit rider will work.

Electing a Guaranteed Minimum Withdrawal Benefit Rider. You must satisfy certain eligibility requirements to elect the Guaranteed Minimum Withdrawal Benefit Rider. These requirements vary based on how your Contract is owned.

     Age Requirements: For single Owner Contracts, you may elect the Guaranteed Minimum Withdrawal Benefit rider if the Owner is between ages 45 and 85 on the rider issue date. If the Owner is not a natural person, you may elect the Guaranteed Minimum Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 45 and 85 on the rider issue date. For jointly owned Contracts, you may elect the Guaranteed Minimum Death Benefit Rider if each Owner is between ages 45 and 85 on the rider issue date. The chart below illustrates the age eligibility requirements for the Guaranteed Minimum Withdrawal Benefit rider:

   TYPE OF              AGE REQUIREMENTS AT
  CONTRACT               RIDER ISSUE DATE
-------------   ----------------------------------
Single Owner    Owner must be between ages 45-85
Single          Each Annuitant must be

Owner/Non-
Natural Owner   between ages 45-85
Jointly Owned   Joint Owner must both be between
Contract        ages 45-85 on the rider issue date

In order to comply with certain provisions of the Code, the following Owner, Annuitant, and Beneficiary requirements apply:

     Owner, Annuitant, and Beneficiary Requirements:

     - For jointly owned Contracts, the Owners must be spouses, they must be the annuitant or annuitants, and only they can be designated beneficiaries(y). If only one of the spouses is the Annuitant, the other spouse must be the sole beneficiary prior to annuitization.

     - For a single natural person owned Contract covering a single life, the annuitant must be the sole owner.

     - If there are two annuitants, they must be spouses, one or both must be the Owner(s), and they both must be the designated beneficiaries.

     - If the Owner is not a natural person, then the annuitant(s) must be a natural person(s); if there are joint Annuitants, they must be spouses and the sole beneficiaries must be the joint annuitants.

The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new Contracts issued as Beneficiary IRA contracts or TSAs. The Company has the right to accept or refuse to issue a Guaranteed Minimum Withdrawal Benefit rider in its sole discretion.


Withdrawals in General. On or after the rider issue date and before the rider terminates, you may make guaranteed withdrawals each rider year up to the GALWA while at least one Annuitant is living (please note, however, that as discussed below and under certain conditions, you may continue to receive your guaranteed annual lifetime withdrawals under a settlement option if the Guaranteed Minimum Withdrawal Benefit Rider has terminated because your Contract Value has become zero). Guaranteed withdrawals up to the GALWA will not impact the Lifetime Benefit Basis. This restriction is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant's death, thereby requiring us to make payments to you under a Guaranteed Minimum Withdrawal Benefit settlement. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.



Within each rider year, you may take excess withdrawals. Excess withdrawals will reduce your Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal. CURRENTLY, SCHEDULED WITHDRAWALS UNDER SYSTEMATIC WITHDRAWAL PROGRAM TO SATISFY A REQUIRED MINIMUM DISTRIBUTION PLAN FOR THE VALUE OF THIS CONTRACT ARE NOT CONSIDERED EXCESS WITHDRAWALS PROVIDED YOU ENROLL IN THE AUTOMATIC REQUIRED MINIMUM DISTRIBUTION PLAN (SEE "SURRENDERS (REDEMPTIONS) AND PARTIAL WITHDRAWALS" SECTION FOR MORE INFORMATION).



Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract. Such withdrawals will reduce your death benefit and may be taxable. Any applicable contingent deferred sales charge will apply to guaranteed withdrawals. Please note that adding the Guaranteed Minimum Withdrawal Benefit rider to your contract will not automatically cancel any systematic withdrawals you have established. Since withdrawals more than your GALWA may significantly reduce or eliminate your ability make lifetime withdrawals, you should consider whether any existing systematic withdrawals should be adjusted. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of Income Payout Option that the Company will make available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract, the Guaranteed Minimum Withdrawal Benefit Rider, and all other riders attached to your Contact then will terminate. At that time, only the Guaranteed Minimum Withdrawal Benefit settlement will be in effect. Any withdrawal you make before a Guaranteed Minimum Withdrawal Benefit settlement is a withdrawal made from your Contract Value. The Company is only required to start using its own money to make payments when there is a Guaranteed Minimum Withdrawal Benefit settlement.


If the guaranteed withdrawals continue past the anticipated Payout Date, the Company will allow you to extend that Payout Date. The Payout Date under the rider will become the new extended Payout Date. Your Guaranteed Minimum Withdrawal Benefit rider and the charges for the rider will continue until the new extended Payout Date. However, if you extend the Payout Date beyond the Contract Anniversary following the Annuitant's (primary Annuitant, if joint Annuitants) 85th birthday (or 10 years from the Contract Issue Date, if later) (the "Maximum Payout Date"): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract.

Tax consequences of extending your Payout Date beyond the Maximum Payout Date are unclear and you should consult your tax advisor.

You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. Also, charges for the Guaranteed Minimum Withdrawal Benefit rider will accrue as of the rider issue date, even though you may not begin taking withdrawals for many years, or ever.


If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, OR REQUIRE YOU TO TAKE EXCESS WITHDRAWALS, REDUCING YOUR LIFETIME BENEFIT BASIS. See "Federal Tax Matters - Taxation of Qualified Plans." Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Amount of your Guaranteed Withdrawals. The Company determines your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. The table shows the annual lifetime benefit percentages.


                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES

                            JOINT
                        ANNUITANTS --
                        ATTAINED AGE
  ATTAINED AGE OF        OF YOUNGER
   ANNUITANT AT      ANNUITANT AT FIRST
 FIRST WITHDRAWAL        WITHDRAWAL*
------------------   ------------------
 Age    Percentage    Age    Percentage
-----   ----------   -----   ----------
45-58        4%      45-58        3%
59-64        5%      59-64        4%
65-69      5.5%      65-69      4.5%
70-74        6%      70-74        5%
 75+       6.5%       75+       5.5%

* If only one Annuitant is living at the time of your first withdrawal, the percentages shown above currently will be increased by 1%.

The annual lifetime withdrawal benefit percentage will not change after your first withdrawal.


Lifetime Benefit Basis. Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.



The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversion from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the Lifetime Benefit Basis by any Net Purchase it receives during the window period, currently, the first 12 months after contract issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, but will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.


5% Simple Interest Benefit. If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:

     -    the date of your first withdrawal;

     -    the 10th rider anniversary;

     - the date you elect to transfer your Contract Value to an investment option other than an available benefit allocation model; or

     - the date you elect to change your allocation of Net Purchase Payments to an investment option other than an available benefit allocation model.


The increase will equal a percentage of the Lifetime Benefit Basis ("LBB") at the end of the first rider year (before any step-up increases) as follows:


RIDER ANNIVERSARY         LBB WITH 5% SIMPLE INTEREST
-----------------   --------------------------------------
        1st         105% of LBB at end of first rider year
        2nd         110% of LBB at end of first rider year
        3rd         115% of LBB at end of first rider year
        4th         120% of LBB at end of first rider year
        5th         125% of LBB at end of first rider year
        6th         130% of LBB at end of first rider year
        7th         135% of LBB at end of first rider year
        8th         140% of LBB at end of first rider year
        9th         145% of LBB at end of first rider year
       10th         150% of LBB at end of first rider year


For the 5% simple interest benefit to take effect, your LLB with 5% simple interest must be greater than the LLB for that rider anniversary. While the benefit described above is in effect, it will be used to determine the increase in your Lifetime Benefit Basis (and therefore your guaranteed withdrawals under this rider); however it does not increase your Contract Value.



Lifetime Benefit Basis Step-up. You may, subject to certain conditions, elect to have the Lifetime Benefit Basis automatically "stepped-up" each year to equal your current Contract Value. Step-ups will occur if your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date. A step-up in your Lifetime Benefit Basis will increase your GALWA.



Once elected, the Lifetime Benefit Basis will be stepped-up until the earliest of the following:


     (a) the date you elect to transfer your Contract Value to an investment option other than an available benefit allocation option;

     (b) the date you elect to change your allocation of Net Purchase Payments to an investment option other than an available benefit allocation model;

     (c) the rider anniversary on or following the Annuitant's 85th birthday (the 85th birthday of the younger Annuitant, if there are joint Annuitants); or

     (d)  you terminate the option by Written Request.


Step-ups will begin the rider anniversary following your Written Request for automatic step-ups. If you elect the "step-up," the start date for the new benefit period will be the step-up date and the Lifetime Benefit Basis will equal your Contract Value as of the step-up date. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the Company, based upon current market conditions at the time of the step-up. The Company will notify you 60 days in advance of the step-up if the rider fee will increase. If you discontinue the automatic step-ups, you may not re-elect the step-ups at a later time.


LIFETIME BENEFIT INCREASES IF BOTH THE 5% SIMPLE INTEREST BENEFIT AND THE STEP-UP OPTION ARE IN EFFECT. If both the 5% Simple Interest Benefit and the Step-Up option are in effect, the Company will compare the lifetime benefit increase for a rider anniversary to the following amounts:


     (1) the Lifetime Benefit Basis with 5% Simple Interest Benefit as of that rider anniversary; and


     (2)  the current Contract Value as of that rider anniversary.


If either (1) or (2) above are greater than the Lifetime Benefit Basis for that rider anniversary, the Lifetime Benefit Basis will be increased by the greater amount. If both (1) and (2) above are lower than the Lifetime Benefit Basis for that rider anniversary, there will be no adjustment for that rider year and the Lifetime Benefit Basis will not change.


          INTERACTION OF THE 5% INCREASE TO THE LIFETIME BASIS AND THE
                            ANNUAL STEP-UP PROVISION


                                     Lifetime
                         Lifetime      Basis
                           Basis       After
  Contract    Contract   Increased    Annual
Anniversary     Value       5%        Step-up          Notes
-----------   --------   ---------   --------   ------------------
  At Issue     100,000    100,000     100,000   Initial purchase
                                                payment
      1        112,000    105,000     112,000   Step-up applied
      2        113,000    110,000     113,000   Step-up applied
      3        111,000    115,000     115,000   5% simple interest
                                                increase applied
      4        116,000    120,000     120,000   5% simple interest
                                                increase applied
      5        122,000    125,000     125,000   5% simple interest
                                                increase applied
      6        133,000    130,000     133,000   Step-up applied
      7        135,000    135,000     135,000   5% simple interest
                                                increase applied
      8        160,000    140,000     160,000   Step-up applied
      9        150,000    145,000     160,000   No change
     10        155,000    150,000     160,000   Last year for 5%
                                                simple interest
                                                increase
     11        165,000    150,000     165,000   Step-up applied
     12        175,000    150,000     175,000   Step-up applied



Excess Withdrawals. Each time there is an excess withdrawal, the Company will adjust the Lifetime Benefit Basis and the GALWA will be reduced. The Lifetime Benefit Basis will be reset to equal the lesser of:


     (a)  the Contract Value immediately following the withdrawal; or


     (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if the withdrawal is the first excess withdrawal to be made during the rider year, otherwise (ii) the amount of the withdrawal.



If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company then will recalculate and reduce the GALWA. The Company will send you notice of the amount of your reduced Lifetime Benefit Basis and GALWA within seven days of date the excess withdrawal is made.

The Company reserves the right to waive the excess withdrawal treatment described above if the withdrawals are scheduled withdrawals intended to meet IRS required minimum distribution rules. Currently, scheduled withdrawals under a systematic withdrawal program to satisfy a required minimum distribution plan for the value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. The Company has an existing waiver in effect.

Investment Options. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must participate in one or more of the benefit allocation models that the Company makes available for that purpose. The benefit allocation models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other investment options not available under the rider. The Guaranteed Minimum Withdrawal Benefit rider does not guarantee Contract Value or the performance of any benefit allocation model. You do not have to elect the Guaranteed Minimum Withdrawal Benefit rider to use the benefit allocation models. You should consult your registered representative to assist you in determining whether these benefit allocation models are suited for your financial needs and risk tolerance. Subject to approval or consent required by applicable law, the Company reserves the right to:

     (i)  add benefit allocation models without prior notice; and

     (ii) remove or substitute benefit allocations models for newly issued contracts.

If the Company removes a benefit allocation model, existing contracts that are using the model at the time it is removed may continue to use it. The removed benefit allocation model will not be available for newly issued contracts, nor will existing contracts be able to switch to the removed model.

If you choose to allocate your Net Purchase Payments, Credit Value Enhancements, Contract Value Increase Enhancements, and Purchase Payment Credits, if any, and Contract Value to the Individual Fund Option, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:


 INVESTMENT CATEGORY                 SUBACCOUNTS
--------------------   ---------------------------------------
Individual Funds       Diversified Income
                       Conservative Allocation
                       Moderate Allocation
                       DCA 1-Year*
                       DCA 6-Month*

Conservative           66%   Conservative Allocation
Moderate Blend         34%   Moderate Allocation

Conservative I-Model   45%   Bond
                       25%   Large Cap Value
                       10%   Large Cap Growth
                        5%   High Income
                        5%   Mid Cap Value
                        5%   Mid Cap Growth
                        5%   International Stock

Moderate I-Model       20%   Bond
                       15%   Large Cap Value
                       13%   Large Cap Growth
                       10%   High income
                       10%   Mid Cap Value
                       15%   International Stock

Conservative           20%   Franklin Income Securities
R-Model                10%   PIMCO Global Bond
                        5%   Franklin High Income Securities
                       15%   PIMCO Total Return
                       15%   Oppenheimer Main Street
                       10%   Van Kampen Growth and Income
                        5%   Van Kampen Mid Cap Growth
                        5%   Oppenheimer Main Street Small Cap
                        3%   PIMCO CommodityRealReturn
                        2%   AIM Global Real Estate
                        5%   Mutual Discovery Securities
                        5%   Oppenheimer International Growth

Moderate               10%   Franklin Income Securities
R-Model                 5%   PIMCO Global Bond
                        5%   Franklin High Income Securities
                        5%   PIMCO Total Return
                       10%   Oppenheimer Main Street
                       10%   Van Kampen Growth and Income
                       15%   Van Kampen Mid Cap Growth
                       10%   Oppenheimer Main Street Small Cap
                        2%   PIMCO CommodityRealReturn
                        3%   AIM Global Real Estate
                        5%   Mutual Discovery Securities
                       15%   Oppenheimer International Growth



* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.



You may change the allocation of subsequent Net Purchase Payments, Credit Value Increase Enhancements and Purchase Payment Credits, if any, to one of the other available benefit allocation models at any time, without charge by Written Request and will be processed on the Valuation Day received at the price next computed. Any change will be effective at the time the Company receives your Written Request. However, your Contract Value at the time of such request must also be transferred to the benefit allocation model selected.



DEATH BENEFIT. If you elect the Guaranteed Minimum Withdrawal Benefit on or after the date of this Prospectus and as available in your state, you must elect either the Guaranteed Minimum Withdrawal Benefit with Minimum Guaranteed Death Benefit or the Guaranteed Minimum Withdrawal Benefit with the Maximum Anniversary Death Benefit. However, if you convert from a Guaranteed Minimum Accumulation Benefit to the Guaranteed Minimum Withdrawal Benefit, your death benefit will be the basic death benefit that is offered in the Contract (unless you have elected one of the optional death benefit riders described above under "Optional Death Benefits"). The death benefit proceeds described below will be reduced by any applicable premium expense charges not previously deducted, and as stated above under "Purchase Payment Credits," and reduced by any Purchase Payment Credits applied to your Contract Value within 12 months of the Annuitant's death. Note that Federal tax law generally requires that amounts be distributed upon the death of the Owner (or death/change of an Annuitant if there is a non-natural Owner.) See Death of an Owner and Federal Income Tax Consequences.



Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit is equal to the greater of:


     (i) the Contract Value less any Purchase Payment Credits applied within 12 months of the Annuitant's death, as of the date the Company receives Due Proof of Death reduced by any rider charges (calculated in proportion to the number of days since the prior Contract Anniversary for a partial year's charge); or

     (ii) the sum of your Net Purchase Payments made as of the date the Company receives Due Proof of Death minus an adjustment for each partial withdrawal made as of the date the Company receives Due Proof of Death.

Under the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit by
(a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) = the excess withdrawal amount;

     (b) = the Contract Value immediately before the excess withdrawal; and

     (c) = the sum of your Net Purchase Payments immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

The death benefit proceeds described above will be reduced by any applicable premium expense charges not previously deducted.

Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit. Before the Annuitant's age 85 Contract Anniversary, the death benefit payable under the Guaranteed Minimum Withdrawal Benefit will be the greater of the Maximum Anniversary Value and the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit (discussed above), less any premium taxes not previously deducted. On or after the Annuitant's 85th Contract Anniversary, the amount that will be payable under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit will be the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit, less any premium taxes not previously deducted.

On the rider issue date, the Maximum Anniversary Value is equal to the initial Net Purchase Payment. After the issue date, the Maximum Anniversary Value will be calculated on three different dates:

     (1)  the date an additional purchase payment is received by the Company;

     (2)  the date of payment of a partial withdrawal; and

     (3)  on each rider anniversary.

Receipt of Purchase Payment. When a purchase payment is received, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the Net Purchase Payment.

Partial Withdrawal. Under the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit, if there is a partial withdrawal, the Guaranteed Minimum Withdrawal Benefit with Maximum Withdrawal Benefit will be adjusted on a dollar-for-dollar basis as long as the withdrawal is not an excess withdrawal. If the withdrawal is an excess withdrawal, the Company will adjust the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Death Benefit by
(a) divided by (b), with the result multiplied by (c); and then finally reduced by (a), where:

     (a) = the excess withdrawal amount;

     (b) = the Contract Value immediately before the excess withdrawal; and

     (c) = the most recently calculated Maximum Anniversary Value immediately before the date of the excess withdrawal, less any adjustments previously made for prior excess withdrawals.

The adjustment for an excess withdrawal has the effect of increasing the total adjustment amount when (c) is greater than (b) and reducing the total adjustment amount when (c) is less than (b).

Rider Anniversary. The Maximum Anniversary Value on each rider Anniversary is equal to the greater of the most recently calculated Maximum Anniversary Value or your Contract Value.

                                      * * *


Spousal Continuation Endorsement. Under the Spousal Continuation Endorsement (discussed above under "Available Contract Endorsements"), your spouse, if certain conditions are met, may elect to continue your Contract instead of taking a lump sum payment at your death. However, if your spouse continues your Contract and your spouse was not the Annuitant, your Guaranteed Minimum Withdrawal Benefit rider will no longer be in effect (the rider terminates when Due Proof of Death of the Annuitant is received - see "Termination" below). Your spouse may elect his or her own Guaranteed Minimum Withdrawal Benefit rider at the time he or she continues the Contract if your spouse meets the rider's the eligibility requirements and the rider is offered at that time. The continuation amount will become the Lifetime Benefit Basis under your spouse's Guaranteed Minimum Withdrawal Benefit rider.


Joint Annuitant Death. The Contract will pay the death benefit under your Guaranteed Minimum Withdrawal Benefit rider, if applicable, at the death of the last surviving Annuitant.

In the Event of Divorce. Unless required by court order, the Company generally will split a Contract owned by joint Owners equally in the event of a divorce. Please note that a change in the Annuitant for any reason will terminate the Guaranteed Minimum Withdrawal Benefit rider. Therefore, the Guaranteed Minimum Withdrawal Benefit rider generally will terminate as a result of a divorce. You should consult a tax advisor concerning the tax consequences that can arise under your Contract and the Guaranteed Minimum Withdrawal Benefit rider as a result of divorce.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the Minimum Charge Period of 7 years. If you terminate the Guaranteed Minimum Withdrawal Benefit rider, your death benefit (if that option is integrated within the Guaranteed Minimum Withdrawal Benefit) will also terminate and the basic death benefit that is available under the Contract will go into effect.

In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

     (a) the Payout Date [the Payout Date may occur automatically under the Contract (the anticipated Payout Date is the Maximum Payout Date), because of your election, or because a Guaranteed Minimum Withdrawal Benefit settlement is in effect];

     (b)  the date there is a change of Annuitant for any reason;

     (c)  the date you surrender your Contract; or

     (d) the date the Company receives due proof of death of the Annuitant (last remaining Annuitant, if joint Annuitants).


Death of Owner won't necessarily terminate contract. Death of an Owner who is not an Annuitant does mean distribution must occur within 5 years. A person may want to terminate the rider if they are outside the Minimum Charge Period. Please note that the Company has designed the Guaranteed Minimum Withdrawal Benefit rider to protect you from outliving your assets. If you terminate the rider or the Annuitant dies before your Contract Value is reduced to zero from guaranteed withdrawals that do not exceed the GALWA, neither you nor your estate will receive any Guaranteed Minimum Withdrawal Benefit settlement.



For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments, as well as any applicable Credit Value Increase Enhancements and Purchase Payment Credits, and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and any applicable Credit Value Increase Enhancements and Purchase Payment Credits and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the Minimum Charge Period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your Lifetime Benefit Basis will be reduced to zero, and you cannot step-up the Benefit Basis and Lifetime Benefit Basis as described above. The Company will not refund rider charges, and may assess certain rider charges. See "Guaranteed Minimum Withdrawal Benefit Charge" below.


Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months.

The current annual Guaranteed Minimum Withdrawal Benefit charge percentages are as follows, subject to state availability:

     - 0.65% for the Guaranteed Minimum Withdrawal Benefit with Minimum Guarantee Death Benefit. The maximum charge is 1.00%;

     - 0.80% for the Guaranteed Minimum Withdrawal Benefit with Maximum Anniversary Value Death Benefit, with the maximum charge being 1.15%; and

     - 0.65% for the Guaranteed Minimum Withdrawal Benefit (without any inherent death benefit), with the maximum charge of 1.00%.

This charge percentage will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the Lifetime Benefit Basis will equal the amount charged for newly issued riders. If the Company is no longer issuing this rider, then the rider charge will be set by the Company. At the time of step-up, the Company has the right to change the charge percentage. If the rider charge as of the date of the step-up is different from the current rider charge, the Company will notify you at least 60 days in advance of the step-up. You have the option not to step-up and continue the existing benefits at their current price. The charge will not exceed the guaranteed maximum charge stated above.


On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary.


GUARANTEED MINIMUM ACCUMULATION BENEFIT


For Guaranteed Minimum Accumulation Benefit riders issued on or after the date of this Prospectus, the Guaranteed Minimum Accumulation Benefit is described below. The current version of this rider may not be approved in all states. If it is not, one of the versions below may be available. Contact your registered representative or the Company if you have questions about availability in your state. For Guaranteed Minimum Accumulation Benefit riders issued before October 30, 2006 (subject to state availability), please see Appendix G; for Guaranteed Minimum Accumulation Benefit riders issued between October 30, 2006 and October 29, 2007, please see Appendix E (subject to state availability).



General. The Company designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The Guaranteed Minimum Accumulation Benefit rider is available for an additional charge, and provides that the Company will guarantee that on the expiration date of the benefit period, your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. The Company currently offers a 10-year benefit period for the Guaranteed Minimum Accumulation Benefit rider. If, on the rider's expiration date, your Contract Value is greater than your Benefit Basis and you do not renew the benefit period or convert the rider to the Guaranteed Minimum Withdrawal Benefit, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the Guaranteed Minimum Withdrawal Benefit or the General Minimum Accumulation Benefit, but not both optional benefits. YOU SHOULD NOT ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT IF YOU ARE INTERESTED IN CURRENT PAYMENTS. PARTIAL WITHDRAWALS MAY REDUCE THE BENEFIT BASIS BY MORE THAN THE WITHDRAWAL AMOUNT. IF YOU ELECT THE GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR A QUALIFIED CONTRACT, TAX RULES MAY REQUIRE YOU TO TAKE WITHDRAWALS AFTER A CERTAIN DATE, REDUCING YOUR BENEFIT BASIS. YOU SHOULD NOT ELECT THIS BENEFIT IF YOU ANTICIPATE TAKING REQUIRED MINIMUM DISTRIBUTIONS UNDER THIS CONTRACT. See "Federal Tax Matters - Taxation of Qualified Plans" on page 50 of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider.


Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the Guaranteed Minimum Accumulation Benefit rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The rider offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Accumulation Benefit rider, your Net Purchase Payments, Contract Value Increase Enhancements and Purchase Payment Credits, if any, and your Contract Value must participate in one or more of the benefit allocation models that the Company makes available for that purpose. The benefit allocation models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other investment options not available under the rider. The Guaranteed Minimum Accumulation Benefit rider does not guarantee Contract Value or the performance of any benefit allocation model. You do not have to elect the Guaranteed Minimum Accumulation Benefit rider to use the benefit allocation models. You should consult your registered representative to assist you in determining whether these benefit allocation models are suited for your financial needs and risk tolerance. If you choose to allocate your purchase payments and Contract Value to the Individual Fund Option, you may decide how you would like your funds invested among the Subaccounts - you may allocate 100% of your funds to one Subaccount or divide your funds among the Subaccounts. You also always have the option to invest in only one Individual Fund. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:


  INVESTMENT CATEGORY                  SUBACCOUNTS
----------------------   ---------------------------------------
Individual Funds         Diversified Income
                         Conservative Allocation
                         Moderate Allocation
                         DCA 1-Year*
                         DCA 6-Month*

Conservative Moderate    66%   Conservative Allocation
Blend                    34%   Moderate Allocation

Conservative I - Model   45%   Bond
                         25%   Large Cap Value
                         10%   Large Cap Growth
                          5%   High Income
                          5%   Mid Cap Value
                          5%   Mid Cap Growth
                          5%   International Stock

Moderate I-Model         20%   Bond
                         15%   Large Cap Value
                         13%   Large Cap Growth
                         10%   High Income
                         10%   Mid Cap Value
                          5%   Mid Cap Growth
                         15%   International Stock
                          5%   Small Cap Growth
                          7%   Global Securities

Conservative R-Model     20%   Franklin Income Securities
                         10%   PIMCO Global Bond
                          5%   Franklin High Income Securities
                         15%   PIMCO Total Return
                         15%   Oppenheimer Main Street
                         10%   Van Kampen Growth and Income
                          5%   Van Kampen Mid Cap Growth
                          5%   Oppenheimer Main Street Small Cap
                          3%   PIMCO CommodityRealReturn
                          2%   AIM Global Real Estate
                          5%   Mutual Discovery Securities
                          5%   Oppenheimer International Growth

Moderate R-Model         10%   Franklin Income Securities
                          5%   PIMCO Global Bond
                          5%   Franklin High Income Securities
                          5%   PIMCO Total Return
                         10%   Oppenheimer Main Street
                         10%   Van Kampen Growth and Income
                         15%   Van Kampen Mid Cap Growth
                         10%   Oppenheimer Main Street Small Cap
                          2%   PIMCO CommodityRealReturn
                          3%   AIM Global Real Estate
                          5%   Mutual Discovery Securities
                         15%   Oppenheimer International Growth


* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the Funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Accumulation Benefit.

Additionally, the DCA 1-year and DCA 6-month options are only available for new purchase payments - transfers into these Funds are not allowed.

The Guaranteed Minimum Accumulation Benefit rider is not offered on new Contracts issued as Beneficiary IRA contracts.



Benefit Basis. Your Benefit Basis is equal to your initial Net Purchase Payment if the rider is issued on the Contract Issue Date, your Contract Value as of the rider issue date, if the rider is issued after the Contract Issue Date, or the continuation amount, if the rider is issued as a result of spousal continuation. You may increase the Benefit Basis by the amount of Net Purchase Payments, made during the window period, currently, the first 12 months after the rider issue date. The Company limits the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). SINCE THE CHARGE FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER IS CALCULATED BASED ON THE CONTRACT VALUE, SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE RIDER (SEE GUARANTEED MINIMUM ACCUMULATION CHARGE BELOW). ADDITIONALLY BY INCREASING THE CONTRACT VALUE WITHOUT INCREASING THE BENEFIT BASIS, SUCH PAYMENTS COULD NEGATIVELY IMPACT YOUR GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER BENEFITS. Please note that the Benefit Basis does not represent Contract Value available for withdrawal and is not used to calculate any benefits under the Contract prior to the Guaranteed Minimum Accumulation Benefit rider's expiration date.


Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the Guaranteed Minimum Accumulation Benefit rider is in effect, however, the Company will reduce your Benefit Basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or

     (b) the proportion of your account value withdrawn. The proportion of the account value is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2) = the Contract Value immediately before the partial withdrawal;
                and

          (3) = the Benefit Basis immediately before the partial withdrawal.

See the Appendix B of this prospectus for examples of this calculation. If you plan to take required minimum distributions from your Contract, you should not purchase the Guaranteed Minimum Accumulation Benefit.

Step-Up. On or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you have the opportunity to "step-up" your Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following five conditions are met:

     (1) the expiration date for the new benefit period does not extend past anticipated Payout Date shown on your Contract Data Page;

     (2) the Annuitant (oldest Annuitant, if joint Annuitants) is age 85 or younger as of the step-up date;

     (3)  your Contract Value is greater than zero;

     (4) your Contract Value is greater than the Benefit Basis as of the step-up date; and

     (5) the Company receives your Written Request to step-up the Benefit Basis at its Home Office.

Your step-up date will be the monthly anniversary following the Company's receipt of your Written Request.

If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. The Company also will adjust your Benefit Basis so that it will equal your Contract Value as of the step-up date. A new Minimum Charge Period will begin. The charge for the Guaranteed Minimum Accumulation Benefit rider, as "stepped-up," may differ than the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. If the Company is no longer offering the rider, the charge will be set by the Company at its complete discretion. However, the charge will not exceed the guaranteed maximum charge of 1.00%.

See Appendix B for examples of how the Guaranteed Minimum Accumulation Benefit rider will work.

Termination. You may terminate the Guaranteed Minimum Accumulation Benefit rider on any date following the expiration of the Minimum Charge Period of 7 years. In addition, the Guaranteed Minimum Accumulation Benefit rider will automatically terminate on the earliest of:

     (a)  the expiration date of the benefit period;

     (b)  the Payout Date;

     (c) the date Due Proof of Death of the Annuitant (or last remaining Annuitant of joint Annuitants) is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.


For the Guaranteed Minimum Accumulation Benefit rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of (a) the last day of the Minimum Charge Period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the Benefit Basis will be reduced to zero, you will not be permitted to step-up your Benefit Basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Accumulation Benefit to the Guaranteed Minimum Withdrawal Benefit rider (discussed below). The Company will not refund rider charges, and may assess certain rider charges. See "Guaranteed Minimum Accumulation Benefit Charge" below.



Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant (oldest Annuitant, if joint Annuitants) 85th birthday or 10 years from the Contract Issue Date. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. The Company must receive your Written Request to renew the benefit period at its Mailing Agent at least 30 days before the expiration date. The charge for the renewed Guaranteed Minimum Accumulation Benefit rider may differ from the charge for the prior benefit period. It will be equal to the charge the Company assesses for newly issued riders. A new Minimum Charge Period of 7 years will begin as of the renewal date. You will have to pay for the benefit for at least seven years unless you terminate the Contract. You may also convert the Guaranteed Minimum Accumulation Benefit rider to a Guaranteed Minimum Withdrawal Benefit rider (if the Guaranteed Minimum Withdrawal Benefit rider is offered) on a monthly anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant (oldest Annuitant, if joint Annuitants) must be age 85 or younger as of the date of conversion, and the Company must receive your Written Request for conversion at its Mailing Agent.



If you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Minimum Withdrawal Benefit rider, the date of the conversion will be the monthly anniversary following receipt of your request. The Lifetime Benefit Basis for the Guaranteed Minimum Withdrawal Benefit will equal the greater of your Benefit Basis under the Guaranteed Minimum Accumulation Benefit rider and your Contract Value on the date of conversion. Also, when you convert the Guaranteed Minimum Accumulation Benefit rider to the Guaranteed Minimum Withdrawal Benefit rider, you will not be able to elect one of the death benefits that are integrated with the Guaranteed Minimum Withdrawal Benefit rider. You will continue to receive the basic death benefit provided by the Contract and any optional death benefits that were elected, and you will continue to have all death benefits adjusted pro-rata for all withdrawals.


Guaranteed Minimum Accumulation Benefit Charge. If you elect the Guaranteed Minimum Accumulation Benefit rider, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the Guaranteed Minimum Accumulation Benefit charge even if your Benefit Basis is zero. The amount of the Guaranteed Minimum Accumulation Benefit charge is calculated by multiplying the current annual Guaranteed Minimum Accumulation Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. The current annual Guaranteed Minimum Accumulation Benefit charge percentage is 0.50%. This charge will not be deducted until the first Contract Anniversary if you purchased the benefit at Contract Issue.

This charge will not change unless you choose to step-up or renew your benefit period. The Company has the right to change the current Guaranteed Minimum Accumulation Benefit charge percentage for newly issued riders or if you step-up or renew your benefit period. If you step-up or renew your benefit period, you will be charged the rate charged for newly issued Guaranteed Minimum Accumulation Benefit riders. If the Company no longer issues these riders, it will set the charge for step-ups or renewals at its sole discretion. However, the maximum charge the Company will assess is 1.00%. In the event we no longer issue these riders, we will disclose the charge for step-ups and renewals in the prospectus and we will give you notice prior to any step-up or renewal you elect.

If the spousal continuation benefit is in effect, your spouse may elect to add a new Guaranteed Minimum Accumulation Benefit to a contract continued under its terms. The benefit added will be the one currently offered (if any) at the time continuation is elected, and the benefit will be based on the continuation amount. The price will not exceed the guaranteed maximum amount of 1.00%.

On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed


Minimum Accumulation Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Benefit Basis, conversion to a Guaranteed Minimum Withdrawal Benefit rider, termination of the Guaranteed Minimum Accumulation Benefit rider after the expiration of the Minimum Charge Period, payment of death proceeds, or an Income Payout Option, if the surrender, election to step-up the Benefit Basis, conversion to Guaranteed Minimum Withdrawal Benefit rider, termination, payment of death proceeds or the start of payments under an Income Payment Option does not occur on a Contract Anniversary.


                          DISTRIBUTION OF THE CONTRACT

The Company has entered into a distribution agreement with its affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Contract. CUNA Brokerage is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"), and offers the Contract through its registered representatives. CUNA Brokerage may also enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Contract. Registered representatives of CUNA Brokerage and selling firms who sell the Contracts have been appointed by the Company as insurance agents.

The Company pays up-front commissions of up to 7.25% of purchase payments to CUNA Brokerage for sales of the Contracts by its registered representatives as well for sales of the Contracts by registered representatives of the selling firms. Alternatively, if elected, the Company may pay a reduced up-front commission in exchange for paying up to 0.75% of Contract Value as ongoing compensation either annually or quarterly. Under B-Share Class Contracts, the Company pays ongoing compensation annually. Under L-Share Class Contracts and Purchase Payment Credit Class Contracts, the Company pays ongoing compensation quarterly. The greater the amount of compensation paid to CUNA Brokerage at the time you make a purchase payment, the less the Company will pay as ongoing compensation.

The Company also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for CUNA Brokerage's management team; advertising expenses; and all other expenses of distributing the Contracts. CUNA Brokerage pays its registered representatives a portion of the compensation received for their sales of the Contracts. Registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that the Company and/or one or more of its affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CUNA Brokerage's registered representatives and managers may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


In addition to the compensation paid for sales of the Contracts, the Company pays compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 6.5% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions paid to CUNA Brokerage for Contract sales will cease upon payments made for Owner's life contingent annuitization. Please note that the Company's compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Income Payment Option). Ask your registered representative for more information.



AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Funds, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, and Van Kampen Life Investment Trust make payments under their 12b-1 plans to CUNA Brokerage in consideration of services provided by CUNA Brokerage in distributing shares of those Funds. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund's 12b-1 plan decrease the Fund's investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about the selling firm for which he or she works may receive in connection with your purchase of a Contract.


No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. The Company does intend to recoup commissions and other sales expenses and incentives it pays, however, through fees and charges deducted under the Contracts and other corporate revenue.




                               FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Income Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, the Company believes that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While the Company believes that the Contract does not give Owners investment control over separate account assets, the Company reserves the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Payout

Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Payout Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" and which is distributed over the life of such Owner or over a period not extending beyond the life expectancy of that Owner, provided that such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary" is the person designated by such Owner as an Annuitant and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's "Designated Beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. If there is a non-natural Owner, the death or change of an Annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as Income Payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

If your Contract contains a Guaranteed Minimum Withdrawal Benefit rider or Guaranteed Minimum Accumulation Benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. For tax purposes, we intend to treat amounts paid prior to the date of a GMWB settlement as withdrawals and any amounts paid out under an Income Payout Option after the GMWB settlement as annuity payments. In view of this uncertainty, you should consult a tax advisor before purchasing either of these riders.

Any annuity Owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive market value adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of market value adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of a market value adjustment.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

However, if you purchase the GMWB rider and you take a withdrawal or other distribution from your Contract (and the Contract Value has not been reduced to zero or less), the amount in excess of the greater of:

     (1)  Contract Value, or


     (2) Guaranteed Minimum Withdrawal Benefit Basis or Lifetime Benefit Basis over your investment in the Contract will be treated by us as a taxable distribution.


Income Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the Contract bears to the expected return at the annuity starting date. For variable Income Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each Income Payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as Income Payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

     (1)  made on or after the taxpayer reaches age 59 1/2;

     (2) made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

     (3)  attributable to the taxpayer's becoming disabled;

     (4) as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

     (5) made under certain annuities issued in connection with structured settlement agreements; and

     (6) made under an annuity contract that is purchased with a single purchase payment when the Payout Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the Income Payment period.

Other tax penalties may apply to certain distributions under a Qualified
Contract.


Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.


The Company has the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

SEPARATE ACCOUNT CHARGES

It is possible that the Internal Revenue Service may take a position that rider charges (e.g. Spouse Beneficiary Death Benefit Rider) are deemed to be taxable distributions to you. Although the Company does not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

WITHHOLDING

Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.


"Taxable eligible rollover distributions" from section 401(a) plans, section 403(b) tax-sheltered annuities, and Section 457(b) governmental plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution from such a plan to an employee (or employee's spouse or former spouse beneficiary or alternate payee), except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) tax-sheltered annuity, or to a governmental Section 457(b) plan that agrees to separately account for rollover contributions.


MULTIPLE CONTRACTS

All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED PLANS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), 403(b), and eligible plans under 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent Owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death. If you are attempting to satisfy minimum required distribution rules through partial withdrawals, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed, consult a tax advisor.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. Distributions from certain other types of qualified plans, however, may be "rolled over" on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner's gross income for the year. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (Social Security) taxes. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to Loan Amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Certain Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental plan, all investments, however, are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

At the present time, the Company makes no charge to the Subaccounts for any Federal, state, or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus.

Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.



In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.


Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. The Company may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

                                LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the Company, or the principal underwriter of the Contract.

                                COMPANY HOLIDAYS

The Company is closed on the following holidays: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company is closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

                              FINANCIAL STATEMENTS


The Company's and the Variable Account's financials are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon its ability to meet the Company's obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please the Company at the Home Office.

                                   APPENDIX A

                              FINANCIAL HIGHLIGHTS

The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal years ended December 31, 2007, 2006, 2005 and 2004. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.


CONSERVATIVE ALLOCATION SUBACCOUNT                   2007        2006
----------------------------------                ----------   --------
Unit fair value:
Beginning of period                               $    10.17   $  10.00***
End of period                                          10.44      10.17
Percentage increase in unit value during period         2.65%      1.70%**
Number of units outstanding at end of period       2,199,571    123,093



MODERATE ALLOCATION SUBACCOUNT                       2007        2006
------------------------------                    ----------   --------
Unit fair value:
Beginning of period                               $    10.29   $  10.00***
End of period                                          10.72      10.29
Percentage increase in unit value during period         4.18%      2.90%**
Number of units outstanding at end of period       8,292,445    782,785



AGGRESSIVE ALLOCATION SUBACCOUNT                    2007       2006
--------------------------------                  --------   -------
Unit fair value:
Beginning of period                               $  10.39   $ 10.00***
End of period                                        11.07     10.39
Percentage increase in unit value during period       6.54%     3.90%**
Number of units outstanding at end of period       444,252    73,109


MONEY MARKET SUBACCOUNT                              2007         2006         2005        2004
-----------------------                           ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.47   $    10.15   $    10.00   $  10.00*
End of period                                          10.82        10.47        10.15      10.00
Percentage increase in unit value during period         3.34%        3.15%        1.50%      0.00%**
Number of units outstanding at end of period       1,425,866    1,439,661    1,174,622     41,939


BOND SUBACCOUNT                                      2007         2006         2005        2004
---------------                                   ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    10.36   $    10.10   $     9.98   $  10.00*
End of period                                          10.75        10.36        10.10       9.98
Percentage increase in unit value during period         3.76%        2.57%        1.20%     (0.20%)**
Number of units outstanding at end of period       8,309,003    6,703,481    3,021,142    191,144

HIGH INCOME SUBACCOUNT                               2007         2006         2005        2004
----------------------                            ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.19   $    10.38   $    10.25   $  10.00*
End of period                                          11.27        11.19        10.38      10.25
Percentage increase in unit value during period         0.71%        7.80%        1.27%      2.50%**
Number of units outstanding at end of period       2,765,242    2,256,194    1,090,104     68,835


DIVERSIFIED INCOME SUBACCOUNT                        2007         2006         2005        2004
-----------------------------                     ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.82   $    10.89   $    10.62   $  10.00*
End of period                                          11.96        11.82        10.89      10.62
Percentage increase in unit value during period         1.18%        8.54%        2.54%      6.20%**
Number of units outstanding at end of period       4,020,570    3,424,692    2,169,035    119,533


LARGE CAP VALUE SUBACCOUNT                           2007         2006         2005        2004
--------------------------                        ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.63   $    11.45   $    10.99   $  10.00*
End of period                                          13.53        13.63        11.45      10.99
Percentage increase in unit value during period        (0.73%)      19.04%        4.19%      9.90%**
Number of units outstanding at end of period       5,450,877    4,913,687    2,659,384    144,835

LARGE CAP GROWTH FUND SUBACCOUNT                     2007         2006         2005        2004
--------------------------------                  ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    11.42   $    10.73   $    10.61   $  10.00*
End of period                                          12.67        11.42        10.73      10.61
Percentage increase in unit value during period        10.95%        6.43%        1.13%      6.10%**
Number of units outstanding at end of period       3,093,437    2,561,564    1,136,871    253,559

MID CAP VALUE SUBACCOUNT                             2007         2006         2005        2004
--------------------------------                  ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.55   $    11.73   $    10.78   $  10.00*
End of period                                          13.41        13.55        11.73      10.78
Percentage increase in unit value during period        (1.03%)      15.52%        8.81%      7.80%**
Number of units outstanding at end of period       2,562,799    2,258,725    1,114,415     87,095


MID CAP GROWTH SUBACCOUNT                            2007         2006         2005        2004
--------------------------------                  ----------   ----------   ----------   --------
Unit fair value:
Beginning of period                               $    13.15   $    11.96   $    11.14   $  10.00*
End of period                                          14.08        13.15        11.96      11.14
Percentage increase in unit value during period         7.07%        9.95%        7.36%     11.40%**
Number of units outstanding at end of period       1,707,968    1,610,620      814,644     53,327

SMALL CAP VALUE SUBACCOUNT                          2007
--------------------------                        -------
Unit fair value:
Beginning of period                               $ 10.00****
End of period                                        8.96
Percentage increase in unit value during period    (10.40%)
Number of units outstanding at end of period       39,663


SMALL CAP GROWTH SUBACCOUNT                         2007
---------------------------                       -------
Unit fair value:
Beginning of period                               $ 10.00
End of period                                        9.26
Percentage increase in unit value during period     (7.40%)**
Number of units outstanding at end of period       35,894

GLOBAL SECURITIES SUBACCOUNT                         2007         2006        2005       2004
----------------------------                      ----------   ----------   --------   -------
Unit fair value:
Beginning of period                               $    14.15   $    12.21   $  10.85   $ 10.00*
End of period                                          14.77        14.15      12.21     10.85
Percentage increase in unit value during period         4.38%       15.89%     12.53%     8.50%**
Number of units outstanding at end of period         740,488      597,595    251,644    18,621


INTERNATIONAL STOCK SUBACCOUNT                       2007         2006        2005       2004
------------------------------                    ----------   ----------   --------   -------
Unit fair value:
Beginning of period                               $    15.83   $    12.91   $  11.22   $ 10.00*
End of period                                          17.41        15.83      12.91     11.22
Percentage increase in unit value during period         9.98%       22.62%     15.06%    12.20%**
Number of units outstanding at end of period       1,575,524    1,334,155    594,014    28,569


* The product inception date was October 11, 2004, with all Subaccounts starting with a $10.00 unit price.

**   Not annualized.

*** The subaccount inception date was June 30, 2006, with all Subaccounts starting with a $10.00 unit price.


**** The subaccount inception date was May 1, 2007, with all Subaccounts starting with a $10.00 unit price.

SHORTENED SURRENDER CHARGE OPTION (L-SHARE)*

CONSERVATIVE ALLOCATION SUBACCOUNT                                      2007
----------------------------------                                   ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.05
Percentage increase in unit value during period                        0.50%**
Number of units outstanding at end of period                            860

MODERATE ALLOCATION SUBACCOUNT                                           2007
------------------------------                                       -----------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.61
Percentage increase in unit value during period                        (3.90%)**
Number of units outstanding at end of period                          93,785

AGGRESSIVE ALLOCATION SUBACCOUNT                                        2007
--------------------------------                                     ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                            10
Percentage increase in unit value during period                        0.00%**
Number of units outstanding at end of period                              0

MONEY MARKET SUBACCOUNT                                                2007
-----------------------                                              -------
Unit fair value:
Beginning of period                                                  $10.00
End of period                                                            10
Percentage increase in unit value during period                        0.00%
Number of units outstanding at end of period                              0


BOND SUBACCOUNT                                                         2007
---------------                                                      ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.10
Percentage increase in unit value during period                        1.00%**
Number of units outstanding at end of period                            545



HIGH INCOME SUBACCOUNT                                                  2007
----------------------                                               ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.01
Percentage increase in unit value during period                        0.10%**
Number of units outstanding at end of period                             91

DIVERSIFIED INCOME SUBACCOUNT                                           2007
-----------------------------                                        ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.00
Percentage increase in unit value during period                        0.00%**
Number of units outstanding at end of period                              0



LARGE CAP VALUE SUBACCOUNT                                             2007
--------------------------                                           --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.96
Percentage increase in unit value during period                       (3.40%)
Number of units outstanding at end of period                            363



LARGE CAP GROWTH FUND SUBACCOUNT                                       2007
--------------------------------                                     --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.73
Percentage increase in unit value during period                       (2.70%)
Number of units outstanding at end of period                            182



MID CAP VALUE SUBACCOUNT                                                2007
------------------------                                             ----------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.56
Percentage increase in unit value during period                       (4.40%)**
Number of units outstanding at end of period                            182



MID CAP GROWTH SUBACCOUNT                                              2007
-------------------------                                            --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.63
Percentage increase in unit value during period                       (3.70%)
Number of units outstanding at end of period                             91



SMALL CAP VALUE SUBACCOUNT                                              2007
--------------------------                                           ----------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.61
Percentage increase in unit value during period                       (3.90%)**
Number of units outstanding at end of period                             91

SMALL CAP GROWTH SUBACCOUNT                                             2007
---------------------------                                          ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.00
Percentage increase in unit value during period                        0.00%**
Number of units outstanding at end of period                              0



GLOBAL SECURITIES SUBACCOUNT                                           2007
----------------------------                                         --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.59
Percentage increase in unit value during period                       (4.10%)
Number of units outstanding at end of period                             91



INTERNATIONAL STOCK SUBACCOUNT                                         2007
------------------------------                                       --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.69
Percentage increase in unit value during period                       (3.10%)
Number of units outstanding at end of period                            182


*    The enhancement's inception date was November 1, 2007.

**   Not annualized.

PURCHASE PAYMENT CREDIT OPTION*

CONSERVATIVE ALLOCATION SUBACCOUNT                                      2007
----------------------------------                                  ------------
Unit fair value:
Beginning of period                                                 $  10.00*
End of period                                                           9.88
Percentage increase in unit value during period                        (1.20%)**
Number of units outstanding at end of period                         305,834

MODERATE ALLOCATION SUBACCOUNT                                          2007
------------------------------                                      ------------
Unit fair value:
Beginning of period                                                 $  10.00*
End of period                                                           9.79
Percentage increase in unit value during period                        (2.10%)**
Number of units outstanding at end of period                         403,229

AGGRESSIVE ALLOCATION SUBACCOUNT                                        2007
--------------------------------                                     ----------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.89
Percentage increase in unit value during period                       (1.10%)**
Number of units outstanding at end of period                          2,483

MONEY MARKET SUBACCOUNT                                                2007
-----------------------                                              -------
Unit fair value:
Beginning of period                                                  $10.00
End of period                                                         10.01
Percentage increase in unit value during period                        0.10%
Number of units outstanding at end of period                          1,040

BOND SUBACCOUNT                                                         2007
---------------                                                      ----------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                          10.10
Percentage increase in unit value during period                         1.00%**
Number of units outstanding at end of period                          68,758


HIGH INCOME SUBACCOUNT                                                   2007
----------------------                                               -----------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.87
Percentage increase in unit value during period                        (1.30%)**
Number of units outstanding at end of period                          10,357

DIVERSIFIED INCOME SUBACCOUNT                                           2007
-----------------------------                                        ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.00
Percentage increase in unit value during period                        0.00%**
Number of units outstanding at end of period                              0

LARGE CAP VALUE SUBACCOUNT                                              2007
--------------------------                                           ---------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.79
Percentage increase in unit value during period                        (2.10%)
Number of units outstanding at end of period                          43,979

LARGE CAP GROWTH FUND SUBACCOUNT                                        2007
--------------------------------                                     ---------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.79
Percentage increase in unit value during period                        (2.10%)
Number of units outstanding at end of period                          20,915

MID CAP VALUE SUBACCOUNT                                                 2007
------------------------                                             -----------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.71
Percentage increase in unit value during period                        (2.90%)**
Number of units outstanding at end of period                          18,308

MID CAP GROWTH SUBACCOUNT                                               2007
-------------------------                                            ---------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.73
Percentage increase in unit value during period                        (2.70%)
Number of units outstanding at end of period                          10,432


SMALL CAP VALUE SUBACCOUNT                                              2007
--------------------------                                           ----------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.79
Percentage increase in unit value during period                       (2.10%)**
Number of units outstanding at end of period                          7,842

SMALL CAP GROWTH SUBACCOUNT                                             2007
---------------------------                                          ---------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                         10.00
Percentage increase in unit value during period                        0.00%**
Number of units outstanding at end of period                              0

GLOBAL SECURITIES SUBACCOUNT                                           2007
----------------------------                                         --------
Unit fair value:
Beginning of period                                                  $10.00*
End of period                                                          9.72
Percentage increase in unit value during period                       (2.80%)
Number of units outstanding at end of period                          8,992

INTERNATIONAL STOCK SUBACCOUNT                                          2007
------------------------------                                       ---------
Unit fair value:
Beginning of period                                                  $ 10.00*
End of period                                                           9.87
Percentage increase in unit value during period                        (1.30%)
Number of units outstanding at end of period                          19,251

*    The enhancement's inception date was November 1, 2007.

**   Not annualized.

                                   APPENDIX B


    EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED AFTER OCTOBER 29, 2007, IF APPROVED IN
                                   YOUR STATE

GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 choosing the B-Share option and an issue age of 64. This means:


     -    The Lifetime Benefit Basis is $100,000; and


     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).

     -    The Minimum Guaranteed Death Benefit provided by the rider is
          $100,000.


     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis and minimum death benefit, unless the Owner chooses to have those charges deducted from the amount they receive.


     - Assumes the Guaranteed Minimum Withdrawal Benefit with the Minimum Guaranteed Death Benefit option is chosen. The death benefit adjustment calculations described here only apply to the death benefit provided by the GMWB rider. They do not apply to other optional death benefits riders.

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the amount payable to the Owner.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.


     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.


     - The Minimum Death Benefit is $150,000, which is the prior death benefit plus the additional purchase payment.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.


     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and


     - The GALWA is $5,000; this does not change because the withdrawal does not exceed the $5,000 GALWA.

     - Since the withdrawal is less than or equal to the GALWA the adjustment to the death benefit is equal to the withdrawal amount, so the new guaranteed death benefit is $145,000.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred and no prior step-ups have occurred. The Minimum Death Benefit is $100,000 at the time of the withdrawal.


     - The Lifetime Benefit Basis is $115,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries; for a total increase of $15,000 - assumes that the lifetime basis has not been stepped-up to a higher amount.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).



     - The Lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:



          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or


          2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.

     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows

          1.   The death benefit will be reduced by $50,000 for the withdrawal.


          2. There will be an additional adjustment for the excess withdrawal amount of $43,675 (50,000 - 6,325 = 43,675).



                    -    43,675 / 150,000 * 100,000 - 43,675 = -14,558



     - New death benefit after all adjustments 100,000 - 50,000 - (-14,558) = 64,558


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals or step-ups have occurred). The Minimum Death Benefit is $100,000 at the time of the withdrawal.


     - The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.



     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.



     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or
          (2) below:



          1. The prior Lifetime Benefit Basis less the withdrawal: $115,000 - $50,000 = $65,000; or


          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000


     -    The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.


     - Since the withdrawal amount exceeds the GALWA, the death benefit will be adjusted as follows


          1. The death benefit will be reduced by $6,325 for the withdrawal within the GALWA limits.



          2. There will be an additional adjustment for the excess withdrawal amount of $43,675 (50,000 - 6,325 = 43,675).



               -    43,675 / 80,000 * 100,000 - 43,675 = 10,919



     -    New death benefit after all adjustments 100,000 - 50,000 - 10,919 =
          39,081


EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken, no prior step-ups have occurred, and the Value of the Contract on the third Contract Anniversary is $125,000.


     - The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries



     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.



     - The guaranteed annual lifetime withdrawal after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).


               NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit remains $100,000 - it is not impacted by a step-up.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional excess withdrawals have been taken. Also assumes that no prior step-ups have occurred. The Value of the Contract on the third Contract Anniversary is $110,000.


     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase.



     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 - the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).


               NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider; if we are no longer issuing the rider, the charge will be set by the Company.

     - The Minimum Death Benefit would be $85,000, the initial $100,000 reduced for each of the $5,000 withdrawals previously taken.

                                      * * *

GUARANTEED ACCUMULATION VALUE EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 electing the B-Share Option and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT WITHIN THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     - So the proportion of the Benefit Basis withdrawn: ($50,000/ $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $80,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     -    So the proportion of the Benefit Basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500

     - Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -    The existing Benefit Basis is $100,000.

     - The Owner chooses to step-up the Benefit Basis to the account value of $135,000.

     - The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).

     - NOTE: If the Owner chooses to step-up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX C


     BENEFIT ALLOCATION MODELS FOR GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDERS ISSUED BETWEEN OCTOBER 30, 2007
                              BUT AFTER MAY 1, 2008


For Guaranteed Minimum Withdrawal Benefit riders issued after October 30, 2006 but before October 29, 2007 and as available in your state, the guaranteed Minimum Withdrawal Benefit will be as follows:


General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit (GMWB) rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.

ELECTING A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. You must satisfy certain eligibility requirements to elect the Guaranteed Minimum Withdrawal Benefit Rider. These requirements vary based on how your Contract is owned. For single Owner Contracts, you may elect the Guaranteed Minimum Withdrawal Benefit rider if you are between ages 45 and 85 on the rider issue date. If you are not a natural person, you may elect the Guaranteed Minimum Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 45 and 85 on the rider issue date. Please note that if there are joint Annuitants and the Owner is a non-natural person, the sole Beneficiaries must be joint Annuitants. For jointly owned Contracts, you may elect the Guaranteed Minimum Death Benefit Rider if each Owner is between ages 45 and 85 on the rider issue date and if the Owners are spouses. The chart below illustrates the eligibility requirements for the Guaranteed Minimum Withdrawal Benefit rider:

       TYPE OF CONTRACT              AGE REQUIREMENTS AT RIDER ISSUE DATE                       ANNUITANT REQUIREMENTS
------------------------------  ----------------------------------------------  ---------------------------------------------------
Single Owner                    Owner must be between ages 45-85                No requirements other than those that apply to the
                                                                                base Contract. Annuitant must be between ages 45-85

Single Owner/Non-Natural Owner  Each Annuitant must be between ages 45-85       Annuitant must be a natural person between ages
                                                                                45-85 on the rider issue date

Jointly Owned Contract          Joint Owners must be spouses; each spouse must  Annuitants must be natural persons between ages
                                be between ages 45-85 on the rider issue date   45-85 on the rider issue date

The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new Contracts issued as Beneficiary IRA contracts. The Company has the right to accept or refuse to issue a Guaranteed Minimum Withdrawal Benefit rider in its sole discretion.

The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments, Credit Value Increase Enhancements, if any, and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

     INVESTMENT CATEGORY                       SUBACCOUNTS
     -------------------            ---------------------------------
       INDIVIDUAL FUNDS                   DIVERSIFIED INCOME
                                        CONSERVATIVE ALLOCATION
                                          MODERATE ALLOCATION
                                              DCA 1-YEAR*
                                              DCA 6-MONTH*

Conservative Moderate Blend   66%   Conservative Allocation
                              34%   Moderate Allocation

Conservative I-Model          45%   Bond
                              25%   Large Cap Value
                              10%   Large Cap Growth
                               5%   High Income
                               5%   Mid Cap Value
                               5%   Mid Cap Growth
                               5%   International Stock

Moderate I-Model              20%   Bond
                              15%   Large Cap Value
                              13%   Large Cap Growth
                              10%   High income
                              10%   Mid Cap Value
                              15%   International Stock

Conservative                  20%   Franklin Income Securities
R-Model                       10%   PIMCO Global Bond
                               5%   Franklin High Income Securities
                              15%   PIMCO Total Return
                              15%   Oppenheimer Main Street
                              10%   Van Kampen Growth and Income
                               5%   Van Kampen Mid Cap Growth
                               5%   Oppenheimer Main Street Small Cap
                               3%   PIMCO CommodityRealReturn
                               2%   AIM Global Real Estate
                               5%   Mutual Discovery Securities
                               5%   Oppenheimer International Growth

Moderate                      10%   Franklin Income Securities
R-Model                        5%   PIMCO Global Bond
                               5%   Franklin High Income Securities
                               5%   PIMCO Total Return
                              10%   Oppenheimer Main Street
                              10%   Van Kampen Growth and Income
                              15%   Van Kampen Mid Cap Growth
                              10%   Oppenheimer Main Street Small Cap
                               2%   PIMCO CommodityRealReturn
                               3%   AIM Global Real Estate
                               5%   Mutual Discovery Securities
                              15%   Oppenheimer International Growth




* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.

Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the guaranteed annual lifetime withdrawal amount (the "GALWA"). Guaranteed withdrawals up to the GALWA will not impact the lifetime Benefit Basis (defined below under "Amount of your guaranteed withdrawals"). If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.

If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:

     -    the date of your first withdrawal; or

     - the 10th rider anniversary (or the 10th step-up anniversary, if a step-up is elected).

Each increase will be equal to five percent (5%) of the lifetime Benefit Basis as of your first rider anniversary (or step-up anniversary if a step-up is elected).

Within each rider year, you may also withdraw more than the GALWA. The portion of any withdrawal which is in excess of the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GALWA. Scheduled withdrawals under systematic withdrawal program to satisfy a required minimum distribution plan for the Value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum

Distribution plan. Excess withdrawals will reduce your lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.


Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract and will reduce your death benefit. Any applicable contingent deferred sales charge and market value adjustment will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated Income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus).


You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your lifetime Benefit Basis. See "Federal Tax Matters - Taxation of Qualified Plans" in your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.

Excess Withdrawals more than the GALWA. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, lifetime Benefit Basis will be reset to equal the lesser of:

     (a)  the Contract Value immediately following the withdrawal; or

     (b) the previous lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.

If the Company reduces the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

     (a)  the Payout Date;

     (b) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;

     (c)  the date there is a change of Annuitant for any reason; or

     (d)  the date you surrender your Contract.

For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the Minimum Charge Period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or
(iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your lifetime Benefit Basis will be reduced to zero, and you cannot step-up the Benefit Basis and lifetime Benefit Basis as described below. Termination of the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached.

Amount of your guaranteed withdrawals. The Company determines your GALWA by multiplying the lifetime Benefit Basis by the annual lifetime benefit percentage. The table shows the current annual lifetime benefit percentages.

                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES

                     Joint Annuitants     Joint Annuitants
                     (age difference 5     (age difference
                       yrs or less)          over 5 yrs)
                      Attained Age of      Attained Age of
                     Oldest Annuitant     Oldest Annuitant
  Attained Age at        at First             at First
 First Withdrawal       Withdrawal           Withdrawal
------------------   ------------------   ------------------
 Age    Percentage    Age    Percentage    Age    Percentage
-----   ----------   -----   ----------   -----   ----------
45-58        4%      45-58       3%       45-58        2%

59-64        5%      59-64       4%       59-64        3%

65-69      5.5%      65-69     4.5%       65-69      3.5%

70-74        6%      70-74       5%       70-74        4%

  75+      6.5%        75+     5.5%         75+      4.5%

                     If only one          If only one
                     Annuitant is         Annuitant is
                     living at the time   living at the time
                     of your first        of your first
                     withdrawal, the      withdrawal, the
                     percentages shown    percentages shown
                     above currently      above currently
                     will be sincreased   will be increased
                     by 1%.               by 2%.

Any change in the lifetime Benefit Basis will also result in a change in the GALWA. The lifetime Benefit Basis is used only to calculate the GALWA. The lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.

The lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment and any applicable Contract Value Increase Enhancements, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract Value as of the rider issue date, if the rider is issued as a conversation from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the lifetime Benefit Basis by any Net Purchase Payments it receives during the window period, currently, the first 12 months after rider issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, and will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.

The Company will reduce the lifetime Benefit Basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the lifetime Benefit Basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.

Step-up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you may, subject to certain conditions, "step-up" the lifetime Benefit Basis to equal your current Contract Value.

You may step-up the lifetime Benefit Basis provided:

     (a)  your Contract Value is greater than zero;

     (b) your Contract Value is greater than the lifetime Benefit Basis as of the step-up date;

     (c) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and

     (d) the Company receives your Written Request to step-up the lifetime Benefit Basis at its Home Office.

The step-up date will be the monthly anniversary following the receipt of your Written Request.

If you elect the "step-up", the start date for the new benefit period will be the step-up date, the lifetime Benefit Basis will equal your Contract Value as of the step-up date, and any increases to the lifetime Benefit Basis will be measured from the step-up anniversary. In addition, a new Minimum Charge Period will begin. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the company, based upon current market conditions at the time of the step-up. The fee will not exceed the maximum of 1.00%.

See below for examples of how the Guaranteed Minimum Withdrawal Benefit rider will work.

Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.6%. This charge will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the lifetime Benefit Basis will equal the amount charged for newly issued riders. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary.

                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:

     -    The lifetime Benefit Basis is $100,000; and

     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).

     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the Contract Value and result in additional adjustments to the lifetime Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - The lifetime Benefit Basis is $150,000, which is the prior lifetime Benefit Basis plus the additional purchase payment; and

     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.

     - The lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and

     - The GALWA is $5,000, this does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.

     - The lifetime Benefit Basis is $1 15,000. It was increased by 5% of the initial lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.

     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,235 (5.5% rate for age 67 times the $115,000 lifetime Benefit Basis).

     - The lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,235 GALWA. The adjusted amount is the lesser of (1) or (2) below:

               1.   The prior lifetime Benefit Basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new lifetime Benefit Basis.

EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.

     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,235 (5.5% rate for age 67 times the $115,000 lifetime Benefit Basis.

     - The lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,235 GALWA. The adjusted value is the lesser of (1) or
          (2) below:

          1. The prior lifetime Benefit Basis less the withdrawal: $115,000 -$50,000 = $65,000; or

          2.   The Contract Value after the withdrawal: $80,000 - $50,000 =
               $30,000

     -    The GALWA is $1,650, which is 5.5% of the new lifetime Benefit Basis.

EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.

     - The existing lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.

     - The Owner chooses to step-up the lifetime Benefit Basis to the Contract Value of $125,000.

     - The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up lifetime Benefit Basis).

     - NOTE: If the Owner chooses to step-up the lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider, we are no longer issuing the rider, the charge will be set by the Company.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.

     - The lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the lifetime Benefit Basis did not increase.

     - The Owner chooses to step-up the lifetime Benefit Basis to the Contract Value of $110,000.

     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up lifetime Benefit Basis).

     - NOTE: If the Owner chooses to step-up the lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX D


GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE OCTOBER 29, 2007
                           BUT AFTER OCTOBER 30, 2006

For Guaranteed Minimum Withdrawal Benefit riders issued after October 30, 2006 but before October 29, 2007 and as available in your state, the guaranteed Minimum Withdrawal Benefit will be as follows:


General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit (GMWB) rider, the charges collected for this benefit will not be refunded. The addition of this rider to your Contract may not be in your best interest since an additional annual charge is assessed for this benefit, and in order to receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.


ELECTING A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. You must satisfy certain eligibility requirements to elect the Guaranteed Minimum Withdrawal Benefit Rider. These requirements vary based on how your Contract is owned. For single Owner Contracts, you may elect the Guaranteed Minimum Withdrawal Benefit rider if you are between ages 45 and 85 on the rider issue date. If you are not a natural person, you may elect the Guaranteed Minimum Withdrawal Benefit rider if each Annuitant is a natural person and between the ages of 45 and 85 on the rider issue date. Please note that if there are joint Annuitants and the Owner is a non-natural person, the sole Beneficiaries must be joint Annuitants. For jointly owned Contracts, you may elect the Guaranteed Minimum Death Benefit Rider if each Owner is between ages 45 and 85 on the rider issue date and if the Owners are spouses. The chart below illustrates the eligibility requirements for the Guaranteed Minimum Withdrawal Benefit rider:

        TYPE OF CONTRACT             AGE REQUIREMENTS AT RIDER ISSUE DATE                     ANNUITANT REQUIREMENTS
------------------------------  ----------------------------------------------  ----------------------------------------------------
Single Owner                    Owner must be between ages 45-85                No requirements other than those that apply to the
                                                                                base Contract. Annuitant must be between ages 45-85

Single Owner/Non-Natural Owner  Each Annuitant must be between ages 45-85       Annuitant must be a natural person between ages
                                                                                45-85 on the rider issue date

Jointly Owned Contract          Joint Owners must be spouses; each spouse must  Annuitants must be natural persons between ages
                                be between ages 45-85 on the rider issue date   45-85 on the rider issue date

The Guaranteed Minimum Withdrawal Benefit Rider is not offered on new Contracts issued as Beneficiary IRA contracts. The Company has the right to accept or refuse to issue a Guaranteed Minimum Withdrawal Benefit rider in its sole discretion.

The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments, Credit Value Increase Enhancements, if any, and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The benefit allocation models generally are designed to provide consistent returns by minimizing risks. In minimizing risk, however, such programs also may limit the potential for Contract Value to appreciate. You may earn a higher rate of return from other investment options not available under the rider. The Guaranteed Minimum Withdrawal Benefit rider does not guarantee Contract Value or the performance of any benefit allocation model. You do not have to elect the Guaranteed Minimum Withdrawal Benefit rider to use the benefit allocation models. You should consult your registered representative to assist you in determining whether these benefit allocation models are suited for your financial needs and risk tolerance. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

    INVESTMENT CATEGORY                       SUBACCOUNTS
---------------------------         ---------------------------------
Individual Funds              Diversified Income
                              Conservative Allocation
                              Moderate Allocation
                              DCA 1-Year*
                              DCA 6-Month*

Conservative Moderate Blend   66%   Conservative Allocation
                              34%   Moderate Allocation

Conservative I - Model        45%   Bond
                              25%   Large Cap Value
                              10%   Large Cap Growth
                               5%   High Income
                               5%   Mid Cap Value
                               5%   Mid Cap Growth
                               5%   International Stock

Moderate I-Model              20%   Bond
                              15%   Large Cap Value
                              13%   Large Cap Growth
                              10%   High Income
                              10%   Mid Cap Value
                               5%   Mid Cap Growth
                              15%   International Stock
                               5%   Small Cap Growth
                               7%   Global Securities

Conservative R-Model          20%   Franklin Income Securities
                              10%   PIMCO Global Bond
                               5%   Franklin High Income Securities
                              15%   PIMCO Total Return
                              15%   Oppenheimer Main Street
                              10%   Van Kampen Growth and Income
                               5%   Van Kampen Mid Cap Growth
                               5%   Oppenheimer Main Street Small Cap
                               3%   PIMCO CommodityRealReturn
                               2%   AIM Global Real Estate
                               5%   Mutual Discovery Securities
                               5%   Oppenheimer International Growth

Moderate R-Model              10%   Franklin Income Securities
                               5%   PIMCO Global Bond
                               5%   Franklin High Income Securities
                               5%   PIMCO Total Return
                              10%   Oppenheimer Main Street
                              10%   Van Kampen Growth and Income
                              15%   Van Kampen Mid Cap Growth
                              10%   Oppenheimer Main Street Small Cap
                               2%   PIMCO CommodityRealReturn
                               3%   AIM Global Real Estate
                               5%   Mutual Discovery Securities
                              15%   Oppenheimer International Growth

* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.


Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider issue date, you may make guaranteed withdrawals each rider year up to the guaranteed annual lifetime withdrawal amount (the "GALWA"). Guaranteed withdrawals up to the GALWA will not impact the Lifetime Benefit Basis (defined below under "Amount of your guaranteed withdrawals"). This restriction is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant's death, thereby requiring us to make payments to you under a Guaranteed Minimum Withdrawal Benefit settlement. If, after you have taken a withdrawal, you choose to receive only a part of, or none of, your GALWA in any given rider year, your GALWA will not increase.

If you do not take any withdrawals, your GALWA will increase annually on each rider anniversary until the earliest of:

     -    the date of your first withdrawal; or

     - the 10th rider anniversary (or the 10th step-up anniversary, if a step-up is elected).


Each increase will be equal to five percent (5%) of the Lifetime Benefit Basis as of your first rider anniversary (or step-up anniversary if a step-up is elected).



Within each rider year, you may also withdraw more than the GALWA. The portion of any withdrawal which is in excess of the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GALWA. Scheduled withdrawals under systematic withdrawal program to satisfy a required minimum distribution plan for the Value of this Contract are not considered excess withdrawals provided you enroll in the Automatic Required Minimum Distribution plan. Excess withdrawals will reduce your Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.



Please note that all guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract and will reduce your death benefit. Any applicable contingent deferred sales charge and market value adjustment will apply to guaranteed withdrawals. Please note that adding the Guaranteed Minimum Withdrawal Benefit rider to your Contract will not automatically cancel any systematic withdrawals you have established. Since withdrawals more than your GALWA may significantly reduce or eliminate your ability make lifetime withdrawals, you should consider whether any existing systematic withdrawals should be adjusted. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. Any withdrawal you make before a Guaranteed Minimum Withdrawal Benefit settlement is a withdrawal made from your Contract Value. The Company is only required to start using its own money to make payments when there is a Guaranteed Minimum Withdrawal Benefit settlement. Withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals. If the guaranteed withdrawals continue past the anticipated Income Payout Date, the Company will allow you to extend that Payout date. However, if you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date, if later): (1) all other riders will terminate on that date, and (2) the Company will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus).



You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your Lifetime Benefit Basis. See "Federal Tax Matters - Taxation of Qualified Plans" in your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.



Excess Withdrawals more than the GALWA. If a partial withdrawal taken during a rider year is more than the current GALWA, an excess withdrawal occurs. The GALWA, Lifetime Benefit Basis will be reset to equal the lesser of:


     (a)  the Contract Value immediately following the withdrawal; or


     (b) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.


If the Company reduces the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date. Terminating the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

     (e)  the Payout Date;

     (f) the date Due Proof of Death of the Annuitant (last remaining Annuitant, if joint Annuitants) is received;

     (g)  the date there is a change of Annuitant for any reason; or

     (h)  the date you surrender your Contract.

Please note that the Company has designed the Guaranteed Minimum Withdrawal Benefit rider to protect you from outliving your assets. If you terminate the rider or the Annuitant dies before your Contract Value is reduced to zero from guaranteed withdrawals that do not exceed the GALWA, neither you nor your estate will receive any Guaranteed Minimum Withdrawal Benefit settlement.


For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the Minimum Charge Period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or
(iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your Lifetime Benefit Basis will be reduced to zero, and you cannot step-up the Benefit Basis and Lifetime Benefit Basis as described below. Termination of the rider prior to the expiration of the Minimum Charge Period of 7 years will result in rider charges continuing to be assessed (based on individual state regulations) until the Minimum Charge Period is reached.



Amount of your guaranteed withdrawals. The Company determines your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage. The table shows the current annual lifetime benefit percentages.



                   CURRENT ANNUAL LIFETIME BENEFIT PERCENTAGES


  Attained Age at    Joint Annuitants     Joint Annuitants
 First Withdrawal    (age difference 5     (age difference
                       yrs or less)          over 5 yrs)
                      Attained Age of      Attained Age of
                     Oldest Annuitant     Oldest Annuitant
                         at First             at First
                        Withdrawal           Withdrawal

 Age    Percentage    Age    Percentage    Age    Percentage
-----   ----------   -----   ----------   -----   ----------
45-58        4%      45-58        3%      45-58        2%
59-64        5%      59-64        4%      59-64        3%
65-69      5.5%      65-69      4.5%      65-69      3.5%
70-74        6%      70-74        5%      70-74        4%
 75+       6.5%        75+      5.5%        75+      4.5%

                     If only one          If only one
                     Annuitant is         Annuitant is
                     living at the time   living at the time
                     of your first        of your first
                     withdrawal, the      withdrawal, the
                     percentages shown    percentages shown
                     above currently      above currently
                     will be increased    will be increased
                     by 1%.               by 2%.


Any change in the Lifetime Benefit Basis will also result in a change in the GALWA. The Lifetime Benefit Basis is used only to calculate the GALWA. The Lifetime Benefit Basis does not establish or guarantee a minimum Contract Value, Surrender Value, death benefit, or return for any Subaccount.



The Lifetime Benefit Basis as of the rider issue date is equal to: (i) your initial Net Purchase Payment and any applicable Contract Value Increase Enhancements, if the rider is issued at Contract issue; (ii) your Contract Value, if the rider is issued after the Contract Issue Date; (iii) the greater of the Guaranteed Minimum Accumulation Benefit Basis or the Contract

Value as of the rider issue date, if the rider is issued as a conversation from a Guaranteed Minimum Accumulation Benefit rider; or (iv) the continuation amount, if the rider is issued as a result of spousal continuation. The Company will increase the Lifetime Benefit Basis by any Net Purchase Payments it receives during the window period, currently, the first 12 months after rider issue. The Company limits the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page.) The Company is currently waiving this limitation. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. Such purchase payments will increase the cost of the Guaranteed Minimum Withdrawal Benefit rider, and will not participate in any Guaranteed Minimum Withdrawal Benefit rider benefits.



The Company will reduce the Lifetime Benefit Basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the Lifetime Benefit Basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.



Step-up. On any monthly anniversary (a monthly anniversary is the same day each month as your rider issue date) on or following your third rider anniversary (and on any monthly anniversary or following each subsequent third rider step-up anniversary), you may, subject to certain conditions, "step-up" the Lifetime Benefit Basis to equal your current Contract Value.



You may step-up the Lifetime Benefit Basis provided:


     (e)  your Contract Value is greater than zero;


     (f) your Contract Value is greater than the Lifetime Benefit Basis as of the step-up date;


     (g) the Annuitant (or oldest Annuitant, if there are joint Annuitants) is age 85 or younger as of the step-up date; and


     (h) the Company receives your Written Request to step-up the Lifetime Benefit Basis by its Mailing Agent.



The step-up date will be the monthly anniversary following the receipt of your Written Request.



If you elect the "step-up", the start date for the new benefit period will be the step-up date, the Lifetime Benefit Basis will equal your Contract Value as of the step-up date, and any increases to the Lifetime Benefit Basis will be measured from the step-up anniversary. In addition, a new Minimum Charge Period will begin. Following your step-up election, the rider fee will be changed to an amount equal to the fee charged on newly issued Guaranteed Withdrawal Benefit Riders at that time. This fee may be higher than your current fee. If the Company is no longer issuing new Contracts with this rider, then the rider fee after the step-up will be set by the company, based upon current market conditions at the time of the step-up. The fee will not exceed the maximum of 1.00%.


See below for examples of how the Guaranteed Minimum Withdrawal Benefit rider will work.


Guaranteed Minimum Withdrawal Benefit Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.6%. This charge will not change unless you choose to step-up your Lifetime Benefit Basis. The amount charged for a step-up of the Lifetime Benefit Basis will equal the amount charged for newly issued riders. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior Contract Year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue
Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, election to step-up the Lifetime Benefit Basis, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or the start of payments under an Income Payout Option, does not occur on a Contract Anniversary.


                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 64. This means:


     -    The Lifetime Benefit Basis is $100,000; and


     - The guaranteed annual lifetime withdrawal amount is $5,000 (GALWA) if a withdrawal is taken immediately (5% rate for withdrawals beginning at attained age 64 x $100,000).


     - All withdrawal figures shown indicate the total amount withdrawn from the Contract and, assume that no surrender charge or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will reduce the Contract Value and result in additional adjustments to the Lifetime Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.


EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.


     - The Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and


     - The guaranteed annual lifetime withdrawal amount is $7,500, which is 5% of the new Lifetime Benefit Basis.

EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN BEFORE THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($5,000 = $100,000 x 5%) before the first Contract Anniversary.


     - The Lifetime Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $5,000 GALWA; and


     - The GALWA is $5,000, this does not change because the withdrawal does not exceed the $5,000 GALWA.

EXAMPLE 3 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS GREATER THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 after the third Contract Anniversary (but before the fourth). Assume the Contract Value is $150,000 at the time of the withdrawal and no prior withdrawals have occurred.


     - The Lifetime Benefit Basis is $1 15,000. It was increased by 5% of the initial Lifetime Benefit Basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $1 5,000.



     - The guaranteed annual lifetime withdrawal at this time, prior to the $50,000 withdrawal, is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis).



     - The Lifetime Benefit Basis is adjusted to $65,000 since the $50,000 withdrawal exceeds the $6,325 GALWA. The adjusted amount is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     - The GALWA is $3,575 after the withdrawal, which is 5.5% (the rate for age 67) of the new Lifetime Benefit Basis.


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE LIFETIME BENEFIT BASIS): Starting with the Base Assumptions, withdraw $50,000 after the third Contract Anniversary but before the fourth, with a Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).


     - The Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries, for a total increase of $15,000.



     - The guaranteed lifetime withdrawal at this time (before the $50,000 withdrawal) is $6,325 (5.5% rate for age 67 times the $115,000 Lifetime Benefit Basis.



     - The Lifetime Benefit Basis is adjusted to $30,000 since the withdrawal exceeds the $6,325 GALWA. The adjusted value is the lesser of (1) or
          (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $115,000 -$50,000 = $65,000; or


               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000


     -    The GALWA is $1,650, which is 5.5% of the new Lifetime Benefit Basis.


EXAMPLE 5 (STEP-UP THE LIFETIME BENEFIT BASIS BEFORE WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume no withdrawals have been taken and the value of the Contract on the third Contract Anniversary is $125,000.


     - The existing Lifetime Benefit Basis is $115,000. It was increase by 5% of the initial basis ($5,000) on each of the first three Contract Anniversaries.

     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $125,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $6,875 (5.5% rate for age 67 times the $125,000 stepped-up Lifetime Benefit Basis).



     - NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.


     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider, we are no longer issuing the rider, the charge will be set by the Company.

EXAMPLE 6 (STEP-UP THE LIFETIME BENEFIT BASIS AFTER WITHDRAWALS HAVE STARTED):
Starting with the Base Assumptions, assume the Owner began receiving their $5,000 GALWA beginning in the first Contract Year and no additional no withdrawals have been taken. The Value of the Contract on the third Contract Anniversary is $110,000.


     - The Lifetime Benefit Basis is $100,000. Since withdrawals began immediately, the Lifetime Benefit Basis did not increase.



     - The Owner chooses to step-up the Lifetime Benefit Basis to the Contract Value of $110,000.



     - The guaranteed annual lifetime withdrawal at after the step-up is $5,500 (5% rate for age 64 -- the age at the time of the first withdrawal from the Contract - times the $110,000 stepped-up Lifetime Benefit Basis).



     - NOTE: If the Owner chooses to step-up the Lifetime Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.


     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX E
  GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS ISSUED BEFORE OCTOBER 29,
                        2007 BUT AFTER OCTOBER 30, 2006


For Guaranteed Minimum Accumulation Benefit riders issued before October 29, 2007 but after October 30, 2006, and as available in your state, the Guaranteed Minimum Accumulation Benefit will remain as described in this prospectus, except to the extent that the Guaranteed Minimum Accumulation Benefit rider has the following investment options:


INVESTMENT CATEGORY                   SUBACCOUNTS
-------------------      -------------------------------------
Individual Funds         Diversified Income
                         Conservative Allocation
                         Moderate Allocation
                         DCA 1-Year*
                         DCA 6-Month*

Conservative I - Model   45% Bond
                         25% Large Cap Value
                         10% Large Cap Growth
                          5% High Income
                          5% Mid Cap Value
                          5% Mid Cap Growth
                          5% International Stock

Moderate I-Model         20% Bond
                         15% Large Cap Value
                         13% Large Cap Growth
                         10% High Income
                         10% Mid Cap Value
                          5% Mid Cap Growth
                         15% International Stock
                          5% Small Cap Growth
                          7% Global Securities

Conservative R-Model     20% Franklin Income Securities
                         10% PIMCO Global Bond
                          5% Franklin High Income Securities
                         15% PIMCO Total Return
                         15% Oppenheimer Main Street
                         10% Van Kampen Growth and Income
                          5% Van Kampen Mid Cap Growth
                          5% Oppenheimer Main Street Small Cap
                          3% PIMCO CommodityRealReturn
                          2% AIM Global Real Estate
                          5% Mutual Discovery Securities
                          5% Oppenheimer International Growth

Moderate R-Model         10% Franklin Income Securities
                          5% PIMCO Global Bond
                          5% Franklin High Income Securities
                          5% PIMCO Total Return
                         10% Oppenheimer Main Street
                         10% Van Kampen Growth and Income
                         15% Van Kampen Mid Cap Growth
                         10% Oppenheimer Main Street Small Cap
                          2% PIMCO CommodityRealReturn
                          3% AIM Global Real Estate
                          5% Mutual Discovery Securities
                         15% Oppenheimer International Growth

                                      * * *

                                    EXAMPLES

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 65. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000, with Contract Value of $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal:
                    $150,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     - So the proportion of the Benefit Basis withdrawn: ($50,000! $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 with Contract Value of $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as follows (1) divided by (2) with the result multiplied by
          (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $80,000;

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000;

     -    So the proportion of the Benefit Basis withdrawn:
          ($50,000/$80,000)*$100,000 = $62,500

     - Therefore, the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

EXAMPLE 4 (STEP-UP THE BENEFIT BASIS): Starting with the Base Assumptions, on the 4th anniversary the Contract Value is $135,000.

     -    The existing Benefit Basis is $100,000.

     - The Owner chooses to step-up the Benefit Basis to the account value of $135,000.

     - The new Benefit Basis is $135,000 and the Contract Value will be guaranteed to be at least $135,000 on the 14th Contract Anniversary (10 years from the step-up date).

     - NOTE: If the Owner chooses to step-up the Benefit Basis a new seven year Minimum Charge Period will begin starting on the date of the step-up.

     - NOTE: The charge for the rider at step-up will be the current charge for new issues of the rider. If the Company is no longer issuing the rider, then it will set the charge.

                                   APPENDIX F
         GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR RIDERS ISSUED BEFORE
                                OCTOBER 30, 2006


General. The Guaranteed Minimum Withdrawal Benefit rider is available for an additional charge only when you purchase the Contract. The Guaranteed Minimum Withdrawal Benefit offers you the ability to take a specified annual withdrawal regardless of your Contract Value. If you do not choose to make withdrawals under the Guaranteed Minimum Withdrawal Benefit rider, the charges collected for this benefit will not be refunded. You may elect either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Accumulation Benefit, but not both optional benefits.

Electing the Guaranteed Minimum Withdrawal Benefit Rider. You may elect the Guaranteed Minimum Withdrawal Benefit rider if the Annuitant is not more than 85 years old on the Contract Issue Date. If your Contract is jointly owned, your Contract may only have a single Annuitant if you elect this rider. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the Guaranteed Minimum Withdrawal Benefit rider, all of your Net Purchase Payments and all of your Contract Value must participate in one of the benefit allocation models that the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

INVESTMENT CATEGORY                        SUBACCOUNTS
-------------------           -------------------------------------
Individual Funds              Diversified Income
                              Conservative Allocation
                              Moderate Allocation
                              DCA 1-Year*
                              DCA 6-Month*

Conservative Moderate Blend   66% Conservative Allocation
                              34% Moderate Allocation

Conservative I - Model        45% Bond
                              25% Large Cap Value
                              10% Large Cap Growth
                               5% High Income
                               5% Mid Cap Value
                               5% Mid Cap Growth
                               5% International Stock

Moderate I-Model              20% Bond
                              15% Large Cap Value
                              13% Large Cap Growth
                              10% High Income
                              10% Mid Cap Value
                               5% Mid Cap Growth
                              15% International Stock
                               5% Small Cap Growth
                               7% Global Securities

Conservative R-Model          20% Franklin Income Securities
                              10% PIMCO Global Bond
                               5% Franklin High Income Securities
                              15% PIMCO Total Return
                              15% Oppenheimer Main Street
                              10% Van Kampen Growth and Income
                               5% Van Kampen Mid Cap Growth
                               5% Oppenheimer Main Street Small Cap
                               3% PIMCO CommodityRealReturn
                               2% AIM Global Real Estate
                               5% Mutual Discovery Securities
                               5% Oppenheimer International Growth

Moderate R-Model              10% Franklin Income Securities

                               5% PIMCO Global Bond
                               5% Franklin High Income Securities
                               5% PIMCO Total Return
                              10% Oppenheimer Main Street
                              10% Van Kampen Growth and Income
                              15% Van Kampen Mid Cap Growth
                              10% Oppenheimer Main Street Small Cap
                               2% PIMCO CommodityRealReturn
                               3% AIM Global Real Estate
                               5% Mutual Discovery Securities
                              15% Oppenheimer International Growth




* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.


Withdrawals in General. Under the Guaranteed Minimum Withdrawal Benefit rider, you may elect to make guaranteed withdrawals under the annual withdrawal benefit option or the lifetime annual withdrawal benefit option. On or after the first rider anniversary, you may make guaranteed withdrawals each rider year up to the guaranteed annual withdrawal amount (the "GAWA") (under the annual withdrawal option) or the guaranteed annual lifetime withdrawal amount (the "GALWA") (under the annual lifetime benefit option). Guaranteed withdrawals up to the GALWA will not impact the Benefit Basis or the Lifetime Benefit Basis (defined below under "Amount of your guaranteed withdrawals"). Guaranteed withdrawals up to the GAWA will not impact the Benefit Basis, but will impact the Lifetime Benefit Basis, if the withdrawal exceeds the GALWA. If you choose to receive only a part of, or none of, your GAWA or GALWA in any given rider year, your GAWA and GALWA is not cumulative and will not increase. For example, if your GALWA is $1,500 and you withdraw $1,000 one year, your GALWA will not increase next year by the $500 you did not withdraw. In general, you may switch from one withdrawal option to the other without prior notification to the Company. Rather, the actual amount of the guaranteed withdrawal during a rider year will determine which of the withdrawal options is applicable for that rider year. However, if payments are made under a Guaranteed Minimum Withdrawal Benefit settlement (defined below), the Company will require you to choose the withdrawal option and withdrawal amount for any remaining guaranteed withdrawals.



Within each rider year, you may also withdraw more than the GAWA or the GALWA. The portion of any withdrawal which is in excess of the GAWA or the GALWA in effect at the time of the withdrawal request is referred to as an "excess withdrawal." In addition, an excess withdrawal may occur when the amount withdrawn, when added to prior withdrawals during a rider year, exceeds the GAWA or the GALWA. Any partial withdrawal before the first rider anniversary is an excess withdrawal. Excess withdrawals will reduce your Benefit Basis and/or Lifetime Benefit Basis, and may do so by more than the actual amount of the excess withdrawal.


All guaranteed withdrawals under the Guaranteed Minimum Withdrawal Benefit rider are also partial withdrawals under the Contract. Any applicable contingent deferred sales charge and market value adjustment will apply to guaranteed withdrawals. If a guaranteed withdrawal under the Guaranteed Minimum Withdrawal Benefit causes your Contract Value to be equal to or less than zero, the Company will pay any remaining guaranteed withdrawals under the terms of the Guaranteed Minimum Withdrawal Benefit under an Income Option that the Company makes available for that purpose (the "Guaranteed Minimum Withdrawal Benefit settlement"). Your Contract and all other riders then will terminate. If the guaranteed withdrawals continue past the anticipated Income Payout Date, we will allow you to extend that Payout Date. However, If you extend the Payout Date beyond age 85 (or 10 years from the Contract Issue Date if later): (1) you must elect to receive withdrawals under either the annual withdrawal benefit option or annual lifetime benefit option, (2) once you make this election it cannot be changed, (3) all other riders will terminate on that date, and (4) we will no longer accept purchase payments under the Contract. Tax consequences may apply. (See "Tax Status of the Contract - Taxation of Annuities" in the Prospectus.) You should carefully consider when to begin taking guaranteed withdrawals if you have elected the Guaranteed Minimum Withdrawal Benefit. If you begin taking guaranteed withdrawals too soon or delay taking guaranteed withdrawals for too long, you may limit the value of the Guaranteed Minimum Withdrawal Benefit. If you elect the Guaranteed Minimum Withdrawal Benefit for a Qualified Contract, tax rules may prevent you from taking partial withdrawals when you otherwise would, or require you to take excess withdrawals, reducing your Benefit Basis and/or

Lifetime Benefit Basis. See "Federal Tax Matters - Taxation of Qualified Plans" on page 50 of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Withdrawal Benefit rider.


Excess Withdrawals more than the GAWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current guaranteed annual withdrawal amount, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous remaining withdrawal amount reduced dollar for dollar by the amount of the withdrawal;


     (b) reset the Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Benefit Basis reduced dollar for dollar by the amount of the withdrawal; and
          (c) reset the Lifetime Benefit Basis to equal the lesser of (1) the Contract Value immediately following the withdrawal, or (2) the previous Lifetime Benefit Basis reduced dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.



If the Company reduces the resulting Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GAWA. If the Company reduces the resulting Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.


Excess Withdrawals more than the GALWA. If an excess withdrawal occurs and the partial withdrawals during a rider year are more than the current GALWA but less than the current GAWA, the Company will make the following adjustments:

     (a) reduce the remaining withdrawal amount dollar for dollar by the amount of the


     (b)  reset the Lifetime Benefit Basis to equal the lesser of:



               (1) the Contract Value immediately following the withdrawal; or
               (2) reduce the previous Lifetime Benefit Basis dollar for dollar by (i) the total of all partial withdrawals to date during the current rider year, if prior partial withdrawals were made during the rider year that were not excess withdrawals, otherwise (ii) the amount of the withdrawal.



If the Company reduces the Lifetime Benefit Basis as a result of the excess withdrawal, the Company will also reduce the GALWA.


Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the Minimum Charge Period of 7 years. In addition, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate on the earliest of:

     (a) the date the remaining withdrawal amount is reduced to zero and there are no further guaranteed withdrawals allowed under the annual lifetime benefit option;

     (b)  the Payout Date;

     (c)  the date Due Proof of Death of the Annuitant is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.

For the Guaranteed Minimum Withdrawal Benefit to remain in effect, all of your Net Purchase Payments and all of your Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime.


However, if you discontinue allocating your Net Purchase Payments and Contract Value to one of the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit will automatically terminate on the later of: (i) the last day of the Minimum Charge Period as shown on the Rider Data Page; (ii) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (iii) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. On the date of that transfer or change of allocation to an investment option that is not an available benefit allocation model, your Benefit Basis and Lifetime Benefit Basis will be reduced to zero, and you cannot step-up the Benefit Basis and Lifetime Benefit Basis as described below.



Amount of your guaranteed withdrawals. The Company determines your GAWA by multiplying the Benefit Basis by the current annual withdrawal benefit percentage of 7%. Similarly, the Company determines your GALWA by multiplying the Lifetime Benefit Basis by the annual lifetime benefit percentage shown on your Rider Data Page. The annual lifetime benefit percentage currently is 4% for Annuitant less than age 60 on the rider date and it currently is 5% for Annuitants age 60 or more on the rider date. Any change in the Benefit Basis or Lifetime Benefit Basis will also result in a change in the

GAWA or GALWA, as appropriate. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS ARE USED ONLY TO CALCULATE THE GAWA AND GALWA. THE BENEFIT BASIS AND LIFETIME BENEFIT BASIS DO NOT ESTABLISH OR GUARANTEE A MINIMUM CONTRACT VALUE, SURRENDER VALUE, DEATH BENEFIT, OR RETURN FOR ANY SUBACCOUNT.



The Benefit Basis and the Lifetime Benefit Basis are equal to your initial Net Purchase Payment, plus any Net Purchase Payments received during the window period. Currently, the first 12 months after contract issue, we limit the amount of window purchase payments that count toward this benefit to the maximum window purchase payment, currently two times your initial purchase payment. (This amount is shown on your Rider Data Page). You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount. SUCH PURCHASE PAYMENTS WILL INCREASE THE COST OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, AND WILL NOT PARTICIPATE IN ANY GMWB RIDER BENEFITS.



The Company will adjust the Benefit Basis/Lifetime Benefit Basis if an excess withdrawal occurs. In addition, as discussed above, if you elect not to participate in an available benefit allocation model, the Benefit Basis and Lifetime Benefit Basis will become zero and the Guaranteed Minimum Withdrawal Benefit rider will terminate.



Step-up. On your fifth rider anniversary (and any subsequent fifth rider anniversary following a step-up), you may, subject to certain conditions, "step-up" the Benefit Basis and Lifetime Benefit Basis to equal your current Contract Value. You may step-up the Benefit Basis and Lifetime Benefit Basis provided:


     (a) you have not taken any withdrawals since the start date for the current benefit period;

     (b)  your Contract Value is greater than zero;

     (c) your Contract Value is greater than the Benefit Basis as of the step-up date;

     (d)  the Annuitant is age 85 or younger as of the step-up date; and


     (e) the Company receives your Written Request to step-up the Benefit Basis and Lifetime Benefit Basis at its Mailing Agent at least thirty (30) days prior to the end of the fifth (5th) rider year for the current benefit period. The step-up date will be the rider anniversary as of the end of that rider year.



If you elect the "step-up," the start date for the new benefit period will be the step-up date, and the Benefit Basis and Lifetime Benefit Basis will equal your Contract Value as of the step-up date. A new Minimum Charge Period will begin. The charge for the new benefit period may differ from the prior charge, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year.


For examples of the operation of the Guaranteed Minimum Withdrawal Benefit, see below.

GMWB Charge. If you elect the Guaranteed Minimum Withdrawal Benefit, the Company will deduct a charge that compensates it for the costs and risks the Company assumes in providing this benefit. The Company will not deduct the Guaranteed Minimum Withdrawal Benefit charge after the Payout Date, nor will the Company assess the Guaranteed Minimum Withdrawal Benefit charge if a Guaranteed Minimum Withdrawal Benefit settlement were to occur. The current annual Guaranteed Minimum Withdrawal Benefit charge percentage is 0.50%. The Company has the right to change the current Guaranteed Minimum Withdrawal Benefit charge percentage for newly issued riders or if you step-up your benefit, but it will never exceed the maximum Guaranteed Minimum Withdrawal Benefit charge percentage which is 1.0%. The amount of the Guaranteed Minimum Withdrawal Benefit charge is calculated annually by multiplying the current annual Guaranteed Minimum Withdrawal Benefit charge percentage by the average monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the Guaranteed Minimum Withdrawal Benefit charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                                      * * *

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means: the Benefit Basis is $100,000;

     -    the remaining withdrawal amount is $100,000;

     -    the guaranteed annual withdrawal amount (GAWA) is $7,000;


     -    the Lifetime Benefit Basis is $100,000; and


     -    the guaranteed annual lifetime withdrawal amount (GALWA) is $4,000.


     - Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis and Lifetime Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.


EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): Starting with the Base Assumptions, the Owner makes an additional purchase payment of $50,000 within the window period.

     - the Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment;

     - the remaining withdrawal amount is $150,000, which is the prior remaining withdrawal amount plus the additional purchase payment;

     -    the GAWA is $10,500, which is 7% of the new Benefit Basis;


     - the Lifetime Benefit Basis is $150,000, which is the prior Lifetime Benefit Basis plus the additional purchase payment; and



     -    the GALWA is $6,000, which is 4% of the new Lifetime Benefit Basis.


EXAMPLE 2 (LIFETIME WITHDRAWALS BEGIN AFTER THE FIRST ANNIVERSARY): Starting with the Base Assumptions, the Owner withdraws the GALWA ($4,000) after the first Contract Anniversary.

     - the Benefit Basis is $100,000, this does not change because the withdrawal is less then the $7,000 GAWA;

     - the remaining withdrawal amount is $96,000, the prior remaining withdrawal amount minus the $4,000 guaranteed withdrawal;

     - the GAWA is $7,000, this does not change because the withdrawal is less then the $7,000 GAWA;


     - the Lifetime Benefit Basis is $100,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA; and


     - the GALWA is $4,000, this does not change because the guaranteed withdrawal does not exceed the $4,000 GALWA.

EXAMPLE 3 (GUARANTEED ANNUAL WITHDRAWALS START AFTER THE FIRST ANNIVERSARY):
Starting with the Base Assumptions, the Owner withdraws the GAWA ($7,000) after the first Contract Anniversary and Contract Value is $110,000 at the time of the withdrawal.

     - The Benefit Basis is $100,000, this does not change because the withdrawal does not exceed the $7,000 GAWA;

     - The remaining withdrawal amount is $93,000, the prior remaining guaranteed withdrawal amount minus the $7,000 withdrawal;

     - The GAWA is $7,000, this does not change because the guaranteed withdrawal does not exceed the $7,000 GAWA;


     - the Lifetime Benefit Basis is adjusted to $93,000 since the guaranteed withdrawal exceeds the $4,000 GALWA, this value is adjusted to be the lesser of (1) or (2) below:



               1.   the prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $7,000 = $93,000; or


               2. the Contract Value after the withdrawal: $110,000 - $7,000 = $103,000.


     -    The GALWA is $3,720, which is 4% of the new Lifetime Benefit Basis.


EXAMPLE 4 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The Benefit Basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted value is calculated as the lesser of (1) or (2) below:

               1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     - The remaining withdrawal amount is adjusted to $50,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The adjustment is calculated as the lesser of (1) or (2) below:

               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.

     -    The GAWA is $3,500, which is 7% of the new Benefit Basis;


     - The Lifetime Benefit Basis is adjusted to $50,000 since the guaranteed withdrawal exceeds the $4,000 GALWA.

          The adjusted amount is the lesser of (1) or (2) below:


               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or


               2. The Contract Value after the withdrawal: $150,000 - $50,000 = $100,000.


     -    The GALWA is $2,000, which is 4% of the new Lifetime Benefit Basis.


EXAMPLE 5 (EXCESS WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS): Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The Benefit Basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GALWA. The adjusted basis is the lesser of (1) or (2) below:

               1. The prior Benefit Basis less the withdrawal: $100,000 - $50,000 = 50,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.

     - The remaining withdrawal amount is adjusted to $30,000 since the guaranteed withdrawal exceeds the $7,000 GAWA. The value is adjusted to be the lesser of (1) or (2) below:

               1.   The prior remaining withdrawal amount less the withdrawal:
                    $100,000 - $50,000 = $50,000; or

               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000.

     -    The GAWA is $2,100, which is 7% of the new Benefit Basis;


     - The Lifetime Benefit Basis is adjusted to $30,000 since the guaranteed withdrawal exceeds the $4,000 GALWA. The adjusted value is the lesser of (1) or (2) below:



               1.   The prior Lifetime Benefit Basis less the withdrawal:
                    $100,000 - $50,000 = $50,000; or


               2. The Contract Value after the withdrawal: $80,000 - $50,000 = $30,000


     -    The GALWA is $1,200, which is 4% of the new Lifetime Benefit Basis.

                                   APPENDIX G
               GUARANTEED MINIMUM ACCUMULATION BENEFIT FOR RIDERS
                         ISSUED BEFORE OCTOBER 30, 2006


General. The Company designed the Guaranteed Minimum Accumulation Benefit rider to protect you from poor investment performance during your Contract's accumulation period. The GMAB rider is available for an additional charge only when you purchase your Contract, and guarantees that on the expiration date of the benefit period, your Contract Value will at least equal the Benefit Basis less adjustments for partial withdrawals. The Company currently offers a 10 year benefit period for the GMAB rider. If, on the rider's expiration date, your Contract Value is greater than your Benefit Basis and you do not renew the benefit period or convert the rider to the GMWB, the Company will increase your Contract Value by the amount of all rider charges deducted during the most recent benefit period, and the rider will terminate. The increase in Contract Value will occur on the rider's expiration date, and the Company will allocate the increase pro-rata according to your purchase payment allocation instructions. You may elect either the GMWB or the GMAB, but not both optional benefits. You should not elect the GMAB if you are interested in current payments. Partial withdrawals may reduce the Benefit Basis by more than the withdrawal amount. If you elect the GMAB for a Qualified Contract, tax rules may require you to take withdrawals after a certain date, reducing your Benefit Basis. See "Federal Tax Matters - Taxation of Qualified Plans" on page 50 of your Prospectus. Consult a tax advisor before purchasing the Guaranteed Minimum Accumulation Benefit rider

Electing the Guaranteed Minimum Accumulation Benefit Rider. You may elect the GMAB rider if the Annuitant is no more than 85 years old on the Contract Issue Date. The Contract offers static benefit allocation models with pre-selected Subaccounts and percentages that have been established for different types of investors. If you elect the GMAB rider, your Net Purchase Payments and all your Contract Value must be allocated to one of the benefit allocation models the Company makes available for that purpose. The current benefit allocation models (by investment category and the Subaccounts in which the models invest) are:

INVESTMENT CATEGORY                   SUBACCOUNTS
-------------------      -------------------------------------
Individual Funds         Diversified Income
                         Conservative Allocation
                         Moderate Allocation
                         DCA 1-Year*
                         DCA 6-Month*

Conservative I - Model   45% Bond
                         25% Large Cap Value
                         10% Large Cap Growth
                          5% High Income
                          5% Mid Cap Value
                          5% Mid Cap Growth
                          5% International Stock

Moderate I-Model         20% Bond
                         15% Large Cap Value
                         13% Large Cap Growth
                         10% High Income
                         10% Mid Cap Value
                          5% Mid Cap Growth
                         15% International Stock
                          5% Small Cap Growth
                          7% Global Securities

Conservative R-Model     20% Franklin Income Securities
                         10% PIMCO Global Bond
                          5% Franklin High Income Securities
                         15% PIMCO Total Return
                         15% Oppenheimer Main Street
                         10% Van Kampen Growth and Income
                          5% Van Kampen Mid Cap Growth
                          5% Oppenheimer Main Street Small Cap
                          3% PIMCO CommodityRealReturn
                          2% AIM Global Real Estate
                          5% Mutual Discovery Securities
                          5% Oppenheimer International Growth

Moderate R-Model         10% Franklin Income Securities
                          5% PIMCO Global Bond
                          5% Franklin High Income Securities
                          5% PIMCO Total Return
                         10% Oppenheimer Main Street
                         10% Van Kampen Growth and Income
                         15% Van Kampen Mid Cap Growth
                         10% Oppenheimer Main Street Small Cap
                          2% PIMCO CommodityRealReturn
                          3% AIM Global Real Estate
                          5% Mutual Discovery Securities
                         15% Oppenheimer International Growth





* Funds allocated to the DCA 1-year or the DCA 6-month options must set up a DCA transfer program that transfers the funds out of the DCA account into one of the other allocation alternatives allowed for the Guaranteed Minimum Withdrawal Benefit. Additionally, the DCA 1-year and DCA 6-month options are only available for new premium-transfers into these funds are not allowed.

Benefit Basis. Your Benefit Basis is equal to your initial purchase payment plus any purchase payments received during window period currently, the first 12 months after the issue date, minus adjustments for partial withdrawals.

We limit the amount of window purchase payments that count toward your Benefit Basis to the maximum window purchase payment amount, currently two times your initial purchase payment. You should carefully consider whether you want to make purchase payments after the window period or in excess of the maximum window purchase payment amount (shown on your Rider Data Page). Since the charge for the GMAB is calculated based on the Contract Value such purchase payments will increase the cost of the rider (see GMAB Charge below). Additionally by increasing the Contract Value without increasing the Benefit Basis, such payments could negatively impact your GMAB rider benefits.

Partial Withdrawals. You may make a partial withdrawal from your Contract at anytime. If you make a partial withdrawal while the GMAB rider is in effect, however, the Company will reduce your Benefit Basis by the greater of:

     (a) the partial withdrawal amount, including associated surrender charges, if any; or

     (b) the proportion of your account value withdrawn. The proportion of the account value withdrawn is equal to (1) divided by (2), with the result multiplied by (3), where:

          (1) = the partial withdrawal amount, including associated surrender charges and market value adjustments, if any;

          (2)  = the Contract Value immediately before the partial withdrawal;
               and

          (3)  = the Benefit Basis immediately before the partial withdrawal.

Step-Up. On your fifth rider anniversary (and each subsequent fifth rider anniversary for a renewal benefit period, or new benefit period following a step-up) you have the one time opportunity to "step-up" your GMAB Benefit Basis to equal your current Contract Value and begin a new benefit period of the same duration as the prior benefit period. This option is available provided all of the following four conditions are met:

     (1) the expiration date for the new benefit period does not extend past the Contract Anniversary following the Annuitant's 85TH birthday or 10 years from the Contract Issue Date, if later;

     (2)  your Benefit Basis is greater than zero;

     (3) your Contract Value is greater than the Benefit Basis as of the step-up date; and


     (4) the Company receives your written request to step-up the benefit by its Mailing Agent at least thirty (30) days before the end of the fifth (5th) rider year for the benefit period. The step-up date will be the rider anniversary as of the end of that rider year.


If you elect the "step-up," a new benefit period with a start date equal to the step-up date will begin. A new 33 Minimum Charge Period also will begin. The charge for the GMAB rider, as "stepped-up," may differ than the charge for the prior benefit period, but will not exceed the maximum rider charge of 1% of the average monthly Contract Value for the prior year.

Termination. You may terminate the Guaranteed Minimum Withdrawal Benefit rider on any date following the expiration of the Minimum Charge Period of 7 years. In addition, the GMAB rider will automatically terminate on the earliest of:

     (a)  the expiration date of the benefit period;

     (b)  the Payout Date;

     (c)  the date Due Proof of Death of the Annuitant is received;

     (d)  the date there is a change of Annuitant for any reason; or

     (e)  the date you surrender your Contract.

For the GMAB rider to remain in effect, all of your Net Purchase Payments and Contract Value must be invested in an available benefit allocation model. You may transfer to another available benefit allocation model at anytime. However, if you elect to discontinue using the available benefit allocation models, the Guaranteed Minimum Withdrawal Benefit rider will automatically terminate. The termination will occur on the later of(a) the last day of the Minimum Charge Period shown on the Rider Data Page, (b) the date your Contract Value is transferred to an investment option other than an available benefit allocation model, or (c) the date of change in allocation of purchase payments to an investment option other than an available benefit allocation model. As of the date of such transfer or allocation change, the Benefit Basis will be reduced to zero, you will not be permitted to step-up your Benefit Basis or renew a benefit period (described below), and you cannot convert the Guaranteed Minimum Withdrawal Benefit to the GMWB rider (described below).


Renewal and Conversion. You may renew the Guaranteed Minimum Accumulation Benefit as of its expiration date, provided certain conditions are met. The renewal benefit period must be the same duration as the expiring benefit period, and cannot extend beyond the Contract Anniversary following the Annuitant 85th birthday or 10 years from the Contract Issue Date, if later. In addition, at the time of renewal, your Benefit Basis must be greater than zero and your Contract Value must be greater than your Benefit Basis. The Company must receive your written request to renew the benefit period at its Mailing Agent at least 30 days before the expiration date. The GMAB rider charge may change, but in no event will the charge be greater than the maximum rider charge of 1% of the average monthly Contract Value for the prior year. The Minimum Charge Period of 7 years will begin as of the renewal date.



You may also convert the GMAB rider to a GMWB rider (if the GMWB rider is offered) on a rider anniversary. To convert the rider, your Benefit Basis must be greater than zero, the Annuitant must be age 85 or younger as of the date of conversion, and the Company must receive your written request for conversion at its Mailing Agent at least thirty (30) days before a rider anniversary.



If you convert the GMAB rider to the GMWB rider, the date of the conversion will be the rider anniversary date following receipt of your request. The Benefit Basis and the Lifetime Benefit Basis for the GMWB will equal your Contract Value on the date of conversion.


GMAB Charge. If you elect the GMAB, the Company will deduct a charge that compensates it for the costs and risks it assumes in providing this benefit. The Company deducts the GMAB charge even if your Benefit Basis is zero. The current annual GMAB charge percentage is 0.50%. The Company has the right to change the current GMAB charge percentage for newly issued riders or if you step-up or renew your benefit period, but it will never exceed the maximum GMAB charge percentage which is 1.00%. The amount of the GMAB charge is calculated annually by multiplying the current annual GMAB charge percentage by the avenge monthly Contract Value for the prior year. The average monthly Contract Value is equal to the sum of each monthly Contract Value (the Contract Value as of the same day of the month as the Contract Issue Date) divided by the number of months. On each Contract Anniversary during the accumulation period, the Company will deduct the GMAB charge pro-rata from your Contract Value. A pro-rata portion of the charge also will be deducted upon Contract surrender, termination of the rider after the expiration of the Minimum Charge Period, payment of death proceeds, or selection of an Income Payout Option, if the surrender, termination, payment of death proceeds or selection of an Income Payment Option does not occur on a Contract Anniversary. The charge for a year will be in proportion to the number of days since the prior Contract Anniversary.

                                      * * *

BASE ASSUMPTIONS: Assume an initial purchase payment of $100,000 and an issue age of 35. This means the Benefit Basis is $100,000. All withdrawal figures shown indicate the total amount withdrawn from the Contract, and assume that no surrender or market value adjustment applies. Any surrender charge and/or market value adjustment, if applicable, will further reduce the Contract Value and result in additional adjustments to the Benefit Basis unless the owner chooses to have those charges deducted from the amount they receive.

EXAMPLE 1 (ADDITIONAL PURCHASE PAYMENT DURING THE WINDOW PERIOD): The Owner makes an additional purchase payment of $50,000 within the window period. The Benefit Basis is $150,000, which is the prior Benefit Basis plus the additional purchase payment.

EXAMPLE 2 (WITHDRAWAL WHEN THE CONTRACT VALUE EXCEEDS THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $150,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $50,000 which is the greater of:

     -    The withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $33,333.33. This is calculated as (1) divided by (2) with the result multiplied by (3):

               1.   partial withdrawal amount: $50,000;

               2.   Contract Value immediately prior to the withdrawal: $150,000

               3.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000

     - So the proportion of the Benefit Basis withdrawn: ($50,000 / $150,000)*$100,000 = $33,333.33

     - Therefore the Benefit Basis is adjusted to $50,000 ($100,000 prior basis less $50,000 adjustment calculated above).

EXAMPLE 3 (WITHDRAWAL WHEN THE CONTRACT VALUE IS LESS THAN THE BENEFIT BASIS):
Starting with the Base Assumptions, the Owner withdraws $50,000 and Contract Value is $80,000 at the time of the withdrawal (no prior withdrawals have occurred).

     - The adjustment to the Benefit Basis is $62,500 which is the greater of:

     -    The prior Benefit Basis less the withdrawal of $50,000; or

     - The proportion of the Benefit Basis withdrawn of $62,500. This is calculated as (1) divided by (2) with the result multiplied by (3):

               4.   partial withdrawal amount: $50,000;

               5.   Contract Value immediately prior to the withdrawal: $80,000

               6.   the Benefit Basis immediately prior to the withdrawal:
                    $100,000

     - So the proportion of the Benefit Basis withdrawn: ($50,000 / $80,000)*$100,000 = $62,500

     - Therefore the Benefit Basis is adjusted to $37,500 ($100,000 prior basis less $62,500 adjustment calculated above).

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

     The Contract

     Incontestability

     Misstatement of Age or Gender

     Participation

     Section 403(b) Contract Loans

     Loan Amounts

     Loan Processing

     Loan Interest

PRINCIPAL UNDERWRITER

VARIABLE INCOME PAYMENTS

     Assumed Investment Rate

     Amount of Variable Income Payments

     Income Unit Value

OTHER INFORMATION

EXPERTS

FINANCIAL STATEMENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the Home Office.

                         MEMBERS(R) VARIABLE ANNUITY III

                       STATEMENT OF ADDITIONAL INFORMATION

                          CUNA MUTUAL INSURANCE SOCIETY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                                 (800) 798-5500

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

         Individual Flexible Premium Deferred Variable Annuity Contract


This Statement of Additional Information ("SAI") contains additional information to that already provided in the Prospectus for the individual flexible premium deferred variable annuity contract (the "Contract") offered by CUNA Mutual Insurance Society (the "Company").



This SAI is not a Prospectus, and it should be read only in conjunction with the Prospectus for MEMBERS Variable Annuity III Contract, dated May 1, 2008.


The terms used in the current prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract are incorporated by reference into this Statement of Additional Information.

You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.



                                   May 1, 2008

                                TABLE OF CONTENTS


ADDITIONAL CONTRACT PROVISIONS..............................................   1
   The Contract.............................................................   1
   Incontestability.........................................................   1
   Misstatement of Age or Gender............................................   1
   Participation............................................................   1
   Section 403(b) Contract Loans............................................   1
   Loan Amounts.............................................................   1
   Loan Processing..........................................................   1
   Loan Interest............................................................   2
PRINCIPAL UNDERWRITER.......................................................   2
VARIABLE INCOME PAYMENTS....................................................   3
   Assumed Investment Rate..................................................   3
   Amount of Variable Income Payments.......................................   3
   Income Unit Value........................................................   4
OTHER INFORMATION...........................................................   4
EXPERTS.....................................................................   4
FINANCIAL STATEMENTS........................................................   5

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY

The Company will not contest the Contract.

MISSTATEMENT OF AGE OR GENDER

If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

PARTICIPATION

The Contract may participate in the Company's divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each income payment.

SECTION 403(B) CONTRACT LOANS

LOAN AMOUNTS

Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. The Company will only make Contract loans after approving a written request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

LOAN PROCESSING

When a loan is made, the Company transfers an amount equal to the amount borrowed from the Variable Contract Value or Fixed Contract Value to the Loan Account. The Loan Account is part of the Company's General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Fixed Account Option. The Owner must indicate in the loan application from which Subaccount or Fixed Account Option, and in what amounts, Contract Value is to be transferred to the Loan Account. Loans may be repaid by the Owner at any time before the Payout Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Fixed Period(s) as requested by the Owner. Any transfer to a Fixed Period must be at least $1,000. A request to transfer less will be transferred to the Money Market Subaccount. Loan repayments are not allowed to the DCA One Year Fixed Period. Amounts transferred from the Fixed Amount to the Loan Account may be subject to a market value adjustment.

LOAN INTEREST

The Company charges interest on Contract loans at an effective annual rate of 6.5%. The Company pays interest on the Contract Value in the Loan Account at rates it determines from time to time but never less than an effective annual rate of 3.0%. This rate may change at the Company's discretion and Owners should request current interest rate information from the Company. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

ADDITIONAL LOAN TERMS AND LOAN DEFAULT

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, the Company will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If the Company does not receive the required loan repayment within 61 days, it will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner's principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

EFFECT OF DEATH ON LOAN

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

The Contract is offered to the public on a continuous basis. The Company anticipates continuing to offer the Contract, but reserves the right to discontinue the offering.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as principal underwriter for the Contract. CUNA Brokerage is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is an indirect, wholly owned subsidiary of the Company, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the FINRA. CUNA Brokerage offers the Contract through its registered representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CUNA Brokerage and of the selling firms are appointed as the Company's insurance agents.

The Company pays CUNA Brokerage for sales of the Contracts, which CUNA Brokerage shares with its registered representatives and also with selling firms with which it has entered into selling agreements. CUNA Brokerage does not retain any portion of the commissions it receives in return for CUNA Brokerage's services as distributor for the Contracts. As permitted under NASD rules, the Company and/or CUNA Brokerage may pay certain types of non-cash compensation to selling firms.

CUNA Brokerage received sales compensation with respect to the Contract in the following amounts during the periods indicated:


                                                     Aggregate Amount of Commissions Retained by
              Aggregate Amount of Commissions Paid       CUNA Brokerage After Payments to its
Fiscal Year            to CUNA Brokerage*                Registered Persons and Selling Firms
-----------   ------------------------------------   -------------------------------------------
    2007                   $14,916,590                                 $447,498
    2006                   $12,995,778                                 $389,873
    2005                   $14,236,474                                 $427,094


In addition, under its distribution agreement with CUNA Brokerage, the Company may pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contract. The Company also pays for CUNA Brokerage's operating and other expenses.







VARIABLE INCOME PAYMENTS

ASSUMED INVESTMENT RATE

The discussion concerning the amount of variable income payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT OR OF ANY SUBACCOUNT.

AMOUNT OF VARIABLE INCOME PAYMENTS

The amount of the first variable income payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable income payment as of the Payout Date, the Income Payout Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first income payment under each Income Payout Option for each $1,000 applied at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable income payment derived from a Subaccount is divided by the Income Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Income Units for Income Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable income payment derived from each Subaccount is determined by multiplying the number of Income Units of that Subaccount attributable to that Contract by the value of such Income Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Income Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable income payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of income payments after the first will vary with the amount by which the net investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable income payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first income payment in the next year will be approximately 1 1/2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first income payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Income Payments" in the Prospectus.)

INCOME UNIT VALUE

The value of an Income Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The Income Unit value for each Subaccount's first Valuation Period was set at $100. The Income Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)  is the Accumulation Unit value for the current Valuation Period;

     (2) is the Accumulation Unit value for the immediately preceding Valuation Period;

     (3) is the Income Unit value for the immediately preceding Valuation Period; and

     (4) is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable income payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Income Unit value and the amount of several variable income payments based on one Subaccount.

ILLUSTRATION OF CALCULATION OF INCOME UNIT VALUE

1.  Accumulation Unit value for current Valuation Period                       12.56
2.  Accumulation Unit value for immediately preceding Valuation Period         12.55
3.  Income Unit value for immediately preceding Valuation Period              103.41
4.  Factor to compensate for the assumed investment rate of 3.5%          0.99990575
5.  Income Unit value of current Valuation Period ((1)/(2)) x (3) x (4)       103.48

ILLUSTRATION OF VARIABLE INCOME PAYMENTS

1.  Number of Accumulation Units at Annuity Date                           1,000.00
2.  Accumulation Unit value                                              $    18.00
3.  Adjusted Contract Value (1) x (2)                                    $18,000.00
4.  First monthly income payment per $1,000 of adjusted Contract Value   $     5.63
5.  First monthly income payment (3) x (4) / 1,000                       $   101.34
6.  Income Unit value                                                    $    98.00
7.  Number of Income Units (5) / (6)                                          1.034
8.  Assume Income Unit value for second month equal to                   $    99.70
9.  Second monthly income payment (7) x (8)                              $   103.09
10. Assume Income Unit value for third month equal to                    $    95.30
11. Third monthly income payment (7) x (10)                              $    98.54

OTHER INFORMATION

A registration statement ("Registration Statement") has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

EXPERTS

The financial statements of the Subaccounts comprising the CUNA Mutual Variable Annuity Account as of December 31, 2007 and for each of the two years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 13, 2008, appearing herein, and have been so included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

The financial statements of CUNA Mutual Insurance Society and its Consolidated Subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, dated March 26, 2008, appearing herein (such report expresses an unqualified opinion and includes an explanatory paragraph related to the change in method of accounting for uncertainty in income taxes and defined pension and postretirement in 2007 and states that Deloitte & Touche LLP did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, whose opinion, insofar as it relates to the aforementioned companies that were not audited by Deloitte & Touche LLP, is based solely on the reports of other auditors), and have been so included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

The financial statements of The CUMIS Group Limited and Subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, which are accounted for on a consolidated basis of accounting in the consolidated financial statements of CUNA Mutual Insurance Society, have been audited by KPMG LLP, independent auditors, as stated in their reports, dated February 19, 2008, February 16, 2007 and February 21, 2006. Such reports have been included herein on the authority of such firm as experts in accounting and auditing.


The financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, which are accounted for on the equity method of accounting in the consolidated financial statements of CUNA Mutual Insurance Society, have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated February 19, 2008 and February 14, 2007. Such reports have been included herein on the authority of such firm as experts in accounting and auditing..





FINANCIAL STATEMENTS


The Company's and the Variable Account's financial statements are contained in this Statement of Information ("SAI"). The Company's financial statements should be distinguished from the Variable Account's financial statements and you should consider the Company's financial statements only as bearing upon each Company's ability to meet its obligations under the Policies.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                                DECEMBER 31, 2007


-----------------------------------------------------------------------------------------------------------------
                                       CONSERVATIVE          MODERATE           AGGRESSIVE            MONEY
                                        ALLOCATION          ALLOCATION          ALLOCATION            MARKET
                                        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
  Conservative Allocation Fund,
  4,305,521 shares at net asset
  value of $10.77 per share (cost
  $47,071,074)...................   $      46,351,448   $               --   $             --   $              --
INVESTMENTS IN ULTRA SERIES FUND:
  Moderate Allocation Fund,
  12,275,129 shares at net asset
  value of $11.21 per share (cost
  $139,435,312)..................                  --          137,639,988                 --                  --
INVESTMENTS IN ULTRA SERIES FUND:
  Aggressive Allocation Fund,
  846,577 shares at net asset
  value of $11.61 per share (cost
  $9,996,385)....................                  --                   --          9,828,768                  --
INVESTMENTS IN ULTRA SERIES FUND:
  Money Market Fund, 96,682,327
  shares at net asset value of
  $1.00 per share (cost
  $96,682,327)...................                  --                   --                 --          96,682,327
INVESTMENTS IN ULTRA SERIES FUND:
  Bond Fund, 28,255,772 shares at
  net asset value of $10.19 per
  share (cost $293,654,776)......                  --                   --                 --                  --
                                    -----------------   ------------------   ----------------   -----------------
     Total assets................          46,351,448          137,639,988          9,828,768          96,682,327
                                    -----------------   ------------------   ----------------   -----------------
LIABILITIES:
  Accrued adverse mortality and
     expense charges.............              43,391              128,381              9,345             103,711
  Other accrued expenses.........               4,385               13,333                693               4,708
                                    -----------------   ------------------   ----------------   -----------------
     Total liabilities...........              47,776              141,714             10,038             108,419
                                    -----------------   ------------------   ----------------   -----------------

     Total net assets............   $      46,303,672   $      137,498,274   $      9,818,730   $      96,573,908
                                    =================   ==================   ================   =================
NET ASSETS:
  Contracts in accumulation
     period (note 5).............   $      46,303,672   $      137,452,266   $      9,818,730   $      96,569,243
  Contracts in annuitization
     period (note 2 and note 5)..                  --               46,008                 --               4,665
                                    -----------------   ------------------   ----------------   -----------------
     Total Net Assets:...........   $      46,303,672   $      137,498,274   $      9,818,730   $      96,573,908
                                    =================   ==================   ================   =================

------------------------------------------------------
                                           BOND
                                        SUBACCOUNT
------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
  Conservative Allocation Fund,
  4,305,521 shares at net asset
  value of $10.77 per share (cost
  $47,071,074)...................   $               --
INVESTMENTS IN ULTRA SERIES FUND:
  Moderate Allocation Fund,
  12,275,129 shares at net asset
  value of $11.21 per share (cost
  $139,435,312)..................                   --
INVESTMENTS IN ULTRA SERIES FUND:
  Aggressive Allocation Fund,
  846,577 shares at net asset
  value of $11.61 per share (cost
  $9,996,385)....................                   --
INVESTMENTS IN ULTRA SERIES FUND:
  Money Market Fund, 96,682,327
  shares at net asset value of
  $1.00 per share (cost
  $96,682,327)...................                   --
INVESTMENTS IN ULTRA SERIES FUND:
  Bond Fund, 28,255,772 shares at
  net asset value of $10.19 per
  share (cost $293,654,776)......          287,881,052
                                    ------------------
     Total assets................          287,881,052
                                    ------------------
LIABILITIES:
  Accrued adverse mortality and
     expense charges.............              282,843
  Other accrued expenses.........               17,278
                                    ------------------
     Total liabilities...........              300,121
                                    ------------------

     Total net assets............   $      287,580,931
                                    ==================
NET ASSETS:
  Contracts in accumulation
     period (note 5).............   $      287,496,996
  Contracts in annuitization
     period (note 2 and note 5)..               83,935
                                    ------------------
     Total Net Assets:...........   $      287,580,931
                                    ==================





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2007 (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                                                             OPPENHEIMER
                                       STRATEGIC             HIGH                HIGH             DIVERSIFIED
                                        INCOME              INCOME              INCOME              INCOME
                                      SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE
  INSURANCE TRUST:
  Strategic Income Series,
  191,875 shares at net asset
  value of $10.54 per share
  (cost $1,963,262).............   $      2,022,361   $              --   $              --   $               --
INVESTMENTS IN ULTRA SERIES
  FUND:
  High Income Fund, 10,171,599
  shares at net asset value of
  $9.54 per share (cost
  $102,856,297).................                 --          97,066,336                  --                   --
INVESTMENTS IN OPPENHEIMER
  VARIABLE ACCOUNT FUNDS:
  High Income Fund/VA, 1,287,714
  shares at net asset value of
  $7.95 per share (cost
  $12,216,427)..................                 --                  --          10,237,330                   --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Diversified Income Fund,
  21,416,556 shares at net asset
  value of $17.62 per share
  (cost $388,885,678)...........                 --                  --                  --          377,336,199
INVESTMENTS IN ULTRA SERIES
  FUND:
  Large Cap Value Fund,
  14,190,536 shares at net asset
  value of $31.49 per share
  (cost $416,942,536)...........                 --                  --                  --                   --
                                   ----------------   -----------------   -----------------   ------------------
     Total assets...............          2,022,361          97,066,336          10,237,330          377,336,199
                                   ----------------   -----------------   -----------------   ------------------
LIABILITIES:
  Accrued adverse mortality and
     expense charges............              2,153              93,082              10,999              385,747
  Other accrued expenses........                258               4,775               1,320               23,982
                                   ----------------   -----------------   -----------------   ------------------
     Total liabilities..........              2,411              97,857              12,319              409,729
                                   ----------------   -----------------   -----------------   ------------------

     Total net assets...........   $      2,019,950   $      96,968,479   $      10,225,011   $      376,926,470
                                   ================   =================   =================   ==================
NET ASSETS:
  Contracts in accumulation
     period (note 5)............   $      2,018,474   $      96,931,310   $      10,208,654   $      376,326,052
  Contracts in annuitization
     period (note 2 and note
     5).........................              1,476              37,169              16,357              600,418
                                   ----------------   -----------------   -----------------   ------------------
     Total Net Assets:..........   $      2,019,950   $      96,968,479   $      10,225,011   $      376,926,470
                                   ================   =================   =================   ==================

-----------------------------------------------------
                                        LARGE CAP
                                          VALUE
                                       SUBACCOUNT
-----------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE
  INSURANCE TRUST:
  Strategic Income Series,
  191,875 shares at net asset
  value of $10.54 per share
  (cost $1,963,262).............   $               --
INVESTMENTS IN ULTRA SERIES
  FUND:
  High Income Fund, 10,171,599
  shares at net asset value of
  $9.54 per share (cost
  $102,856,297).................                   --
INVESTMENTS IN OPPENHEIMER
  VARIABLE ACCOUNT FUNDS:
  High Income Fund/VA, 1,287,714
  shares at net asset value of
  $7.95 per share (cost
  $12,216,427)..................                   --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Diversified Income Fund,
  21,416,556 shares at net asset
  value of $17.62 per share
  (cost $388,885,678)...........                   --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Large Cap Value Fund,
  14,190,536 shares at net asset
  value of $31.49 per share
  (cost $416,942,536)...........          446,800,146
                                   ------------------
     Total assets...............          446,800,146
                                   ------------------
LIABILITIES:
  Accrued adverse mortality and
     expense charges............              457,197
  Other accrued expenses........               32,970
                                   ------------------
     Total liabilities..........              490,167
                                   ------------------

     Total net assets...........   $      446,309,979
                                   ==================
NET ASSETS:
  Contracts in accumulation
     period (note 5)............   $      445,948,732
  Contracts in annuitization
     period (note 2 and note
     5).........................              361,247
                                   ------------------
     Total Net Assets:..........   $      446,309,979
                                   ==================





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2007 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                      LARGE CAP             MID CAP              MID CAP            SMALL CAP          SMALL CAP
                                       GROWTH                VALUE               GROWTH               VALUE             GROWTH
                                     SUBACCOUNT           SUBACCOUNT           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES
  FUND:
  Large Cap Growth Fund,
  10,419,880 shares at net
  asset value of $23.36 per
  share (cost $203,672,233)....  $      243,357,017   $               --   $               --   $             --   $             --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Mid Cap Value Fund,
  11,531,484 shares at net
  asset value of $15.33 per
  share (cost $179,823,694)....                  --          176,835,267                   --                 --                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Mid Cap Growth Fund,
  20,869,242 shares at net
  asset value of $5.75 per
  share (cost $126,276,148)....                  --                   --          119,953,942                 --                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Small Cap Value Fund, 122,462
  shares at net asset value of
  $8.86 per share (cost
  $1,149,102)..................                  --                   --                   --          1,084,578                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Small Cap Growth Fund,
  101,334 shares at net asset
  value of $9.95 per share
  (cost $1,012,012)............                  --                   --                   --                 --          1,007,989
                                 ------------------   ------------------   ------------------   ----------------   ----------------
     Total assets..............         243,357,017          176,835,267          119,953,942          1,084,578          1,007,989
                                 ------------------   ------------------   ------------------   ----------------   ----------------
LIABILITIES:
  Accrued adverse mortality and
  expense charges..............             248,551              177,394              121,744                901                976
  Other accrued expenses.......              16,789                9,639                7,681                 88                 78
                                 ------------------   ------------------   ------------------   ----------------   ----------------
     Total liabilities.........             265,340              187,033              129,425                989              1,054
                                 ------------------   ------------------   ------------------   ----------------   ----------------

     Total net assets..........  $      243,091,677   $      176,648,234   $      119,824,517   $      1,083,589   $      1,006,935
                                 ==================   ==================   ==================   ================   ================
NET ASSETS:
  Contracts in accumulation
  period (note 5)..............  $      242,997,562   $      176,585,427   $      119,777,451   $      1,083,589   $      1,006,935
  Contracts in annuitization
  period (note 2 and note 5)...              94,115               62,807               47,066                 --                 --
                                 ------------------   ------------------   ------------------   ----------------   ----------------
     Total Net Assets:.........  $      243,091,677   $      176,648,234   $      119,824,517   $      1,083,589   $      1,006,935
                                 ==================   ==================   ==================   ================   ================





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES AS OF
                          DECEMBER 31, 2007 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                        T. ROWE
                                                                                         PRICE            DEVELOPING
                                                GLOBAL           INTERNATIONAL       INTERNATIONAL          MARKETS
                                              SECURITIES             STOCK               STOCK            SECURITIES
                                              SUBACCOUNT          SUBACCOUNT           SUBACCOUNT         SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
  Global Securities Fund, 3,469,661
  shares at net asset value of $10.29
  per share (cost $40,165,577)..........  $      35,688,828   $               --   $              --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
  International Stock Portfolio,
  8,188,397 shares at net asset value of
  $13.38 per share (cost $100,703,977)..                 --          109,566,067                  --                 --
INVESTMENTS IN T. ROWE PRICE
  INTERNATIONAL SERIES, INC.:
  International Stock Portfolio,
  1,240,353 shares at net asset value of
  $17.71 per share (cost $17,224,412)...                 --                   --          21,966,648                 --
INVESTMENTS IN FRANKLIN TEMPLETON
  VARIABLE INSURANCE PRODUCTS TRUST:
  Developing Markets Securities Fund,
  267,668 shares at net asset value of
  $16.00 per share (cost $1,956,362)....                 --                   --                  --          4,282,686
                                          -----------------   ------------------   -----------------   ----------------
     Total assets.......................         35,688,828          109,566,067          21,966,648          4,282,686
                                          -----------------   ------------------   -----------------   ----------------
LIABILITIES:
  Accrued adverse mortality and expense
  charges...............................             35,351              106,793              23,580              4,572
  Other accrued expenses................              1,840                5,647               2,830                549
                                          -----------------   ------------------   -----------------   ----------------
     Total liabilities..................             37,191              112,440              26,410              5,121
                                          -----------------   ------------------   -----------------   ----------------

     Total net assets...................  $      35,651,637   $      109,453,627   $      21,940,238   $      4,277,565
                                          =================   ==================   =================   ================
NET ASSETS:
  Contracts in accumulation period (note
  5)....................................  $      35,631,626   $      109,411,028   $      21,918,468   $      4,277,565
  Contracts in annuitization period
  (note 2 and note 5)...................             20,011               42,599              21,770                 --
                                          -----------------   ------------------   -----------------   ----------------
     Total Net Assets:..................  $      35,651,637   $      109,453,627   $      21,940,238   $      4,277,565
                                          =================   ==================   =================   ================





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


-----------------------------------------------------------------------------------------------------------------
                                       CONSERVATIVE          MODERATE           AGGRESSIVE            MONEY
                                        ALLOCATION          ALLOCATION          ALLOCATION            MARKET
                                        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................   $         930,667   $       2,236,559   $         107,788   $       4,420,412
  Mortality and expense charges
     (note 3)....................            (198,001)           (730,032)            (51,063)         (1,135,592)
  Administrative charges.........             (17,225)            (74,586)             (4,582)            (55,868)
                                    -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)...             715,441           1,431,941              52,143           3,228,952
                                    -----------------   -----------------   -----------------   -----------------
REALIZED GAIN(LOSS)ON
  INVESTMENTS:
  Realized gain(loss) on sale of
     fund shares.................               6,636               5,467               6,274                  --
  Realized gain distributions....              79,626             509,862             131,447                  --
                                    -----------------   -----------------   -----------------   -----------------
  Net realized gain(loss) on
  investments....................              86,262             515,329             137,721                  --
NET CHANGE IN UNREALIZED
  APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS:................            (712,319)         (1,764,792)           (166,771)                 --
                                    -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................   $          89,384   $         182,478   $          23,093   $       3,228,952
                                    =================   =================   =================   =================

-----------------------------------------------------
                                           BOND
                                        SUBACCOUNT
-----------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................   $      11,613,762
  Mortality and expense charges
     (note 3)....................          (3,391,055)
  Administrative charges.........            (197,375)
                                    -----------------
  Net investment income (loss)...           8,025,332
                                    -----------------
REALIZED GAIN(LOSS)ON
  INVESTMENTS:
  Realized gain(loss) on sale of
     fund shares.................            (775,586)
  Realized gain distributions....                  --
                                    -----------------
  Net realized gain(loss) on
  investments....................            (775,586)
NET CHANGE IN UNREALIZED
  APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS:................           3,320,192
                                    -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.....................   $      10,569,938
                                    =================





-----------------------------------------------------------------------------------------------------------------
                                                                                                   OPPENHEIMER
                                                            STRATEGIC              HIGH                HIGH
                                                              INCOME              INCOME              INCOME
                                                            SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income....................................   $         109,500   $       7,714,167   $       1,048,759
  Mortality and expense charges (note 3).............             (27,767)         (1,170,155)           (167,222)
  Administrative charges.............................              (3,332)            (56,815)            (20,067)
                                                        -----------------   -----------------   -----------------
  Net investment income (loss).......................              78,401           6,487,197             861,470
                                                        -----------------   -----------------   -----------------
REALIZED GAIN(LOSS)ON INVESTMENTS:
  Realized gains on sale of fund shares..............              12,212             419,356            (904,502)
  Realized gain distributions........................                  --              43,623                  --
                                                        -----------------   -----------------   -----------------
  Net realized gain(loss) on investments.............              12,212             462,979            (904,502)
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:.....................             (40,393)         (6,088,395)            (37,209)
                                                        -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................   $          50,220   $         861,781   $         (80,241)
                                                        =================   =================   =================

---------------------------------------------------------------------------------------------
                                                           DIVERSIFIED          LARGE CAP
                                                              INCOME              VALUE
                                                            SUBACCOUNT          SUBACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income....................................   $      15,910,955   $       9,050,833
  Mortality and expense charges (note 3).............          (5,021,649)         (6,096,896)
  Administrative charges.............................            (317,198)           (439,859)
                                                        -----------------   -----------------
  Net investment income (loss).......................          10,572,108           2,514,078
                                                        -----------------   -----------------
REALIZED GAIN(LOSS)ON INVESTMENTS:
  Realized gains on sale of fund shares..............           4,016,627          27,987,068
  Realized gain distributions........................          10,256,930          40,294,409
                                                        -----------------   -----------------
  Net realized gain(loss) on investments.............          14,273,557          68,281,477
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:.....................         (19,354,947)        (70,978,251)
                                                        -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................   $       5,490,718   $        (182,696)
                                                        =================   =================





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007 (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                       LARGE CAP            MID CAP             MID CAP            SMALL CAP
                                         GROWTH              VALUE               GROWTH              VALUE
                                       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT(1)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...............   $         848,791   $       1,850,403   $              --   $           9,552
  Mortality and expense charges
     (note 3)...................          (2,986,617)         (2,334,005)         (1,566,057)             (2,853)
  Administrative charges........            (202,742)           (127,518)            (99,540)               (231)
                                   -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)..          (2,340,568)           (611,120)         (1,665,597)              6,468
                                   -----------------   -----------------   -----------------   -----------------
REALIZED GAIN(LOSS)ON
  INVESTMENTS:
  Realized gains on sale of fund
     shares.....................           8,558,646           8,693,505           2,354,020              (2,434)
  Realized gain distributions...           7,016,545          20,969,982          12,312,626              12,257
                                   -----------------   -----------------   -----------------   -----------------
  Net realized gain(loss) on
     investments................          15,575,191          29,663,487          14,666,646               9,823
NET CHANGE IN UNREALIZED
  APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS:...............          12,818,891         (29,506,103)         (3,346,887)            (64,524)
                                   -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS
                                   $      26,053,514   $        (453,736)  $       9,654,162   $         (48,233)
                                   =================   =================   =================   =================

----------------------------------------------------
                                       SMALL CAP
                                         GROWTH
                                     SUBACCOUNT(1)
----------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...............   $           1,072
  Mortality and expense charges
     (note 3)...................              (3,771)
  Administrative charges........                (364)
                                   -----------------
  Net investment income (loss)..              (3,063)
                                   -----------------
REALIZED GAIN(LOSS)ON
  INVESTMENTS:
  Realized gains on sale of fund
     shares.....................                (828)
  Realized gain distributions...               6,778
                                   -----------------
  Net realized gain(loss) on
     investments................               5,950
NET CHANGE IN UNREALIZED
  APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS:...............              (4,023)
                                   -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS
                                   $          (1,136)
                                   =================





-------------------------------------------------------------------------------------------------------------------------
                                                                                      T. ROWE PRICE         DEVELOPING
                                                  GLOBAL          INTERNATIONAL       INTERNATIONAL          MARKETS
                                                SECURITIES            STOCK               STOCK             SECURITIES
                                                SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income........................   $         727,043   $       2,280,430   $         304,767   $          98,545
  Mortality and expense charges (note
     3)..................................            (423,061)         (1,208,987)           (301,476)            (54,036)
  Administrative charges.................             (20,432)            (63,829)            (36,177)             (6,484)
                                            -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)...........             283,550           1,007,614             (32,886)             38,025
                                            -----------------   -----------------   -----------------   -----------------
REALIZED GAIN(LOSS)ON INVESTMENTS:
  Realized gains on sale of fund shares..           1,440,459           3,387,445           2,045,552             581,386
  Realized gain distributions............          11,009,899          11,949,506           2,449,019             338,615
                                            -----------------   -----------------   -----------------   -----------------
  Net realized gain(loss) on
     investments.........................          12,450,358          15,336,951           4,494,571             920,001
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS:.........         (11,190,437)         (6,570,132)         (1,824,866)             74,580
                                            -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............   $       1,543,471   $       9,774,433   $       2,636,819   $       1,032,606
                                            =================   =================   =================   =================




--------------

(1)   Commenced operations on May 1, 2007.


                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------------------------------------
                                    CONSERVATIVE ALLOCATION SUBACCOUNT      MODERATE ALLOCATION SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...      $   715,441        $   14,354        $  1,431,941        $   84,019
  Net realized gain (loss) on
     investments.................           86,262               577             515,329             1,219
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................         (712,319)           (7,307)         (1,764,792)          (30,532)
                                      ------------       -----------       -------------       -----------
     Net increase (decrease) in
       net assets from
       operations................           89,384             7,624             182,478            54,706
                                      ------------       -----------       -------------       -----------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................       17,538,880           837,953          70,529,446         6,762,635
  Transfers between subaccounts
     (including fixed accounts),
     net.........................       29,445,080           408,546          64,523,856         1,270,398
  Transfers for contract benefits
     and terminations............       (1,998,335)           (1,250)         (5,663,931)          (33,688)
  Contract charges and fees......          (23,802)             (408)           (125,246)           (1,372)
  Adjustments to net assets
     allocated to contracts in
     payout period...............               --                --              (1,008)               --
                                      ------------       -----------       -------------       -----------
     Net increase (decrease) in
       net assets from contract
       transactions..............       44,961,823         1,244,841         129,263,117         7,997,973
                                      ------------       -----------       -------------       -----------
  Total increase (decrease) in
     net assets..................       45,051,207         1,252,465         129,445,595         8,052,679
NET ASSETS:
  Beginning of period............        1,252,465                --           8,052,679                --
                                      ------------       -----------       -------------       -----------
  Ending of period...............     $ 46,303,672       $ 1,252,465       $ 137,498,274       $ 8,052,679
                                      ============       ===========       =============       ===========





-------------------------------------------------------------------------------------------------------------
                                     AGGRESSIVE ALLOCATION SUBACCOUNT           MONEY MARKET SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...      $   52,143          $  9,040         $  3,228,952       $  2,298,375
  Net realized gain (loss) on
     investments.................         137,721                10                   --                 --
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................        (166,771)             (847)                  --                 --
                                      -----------         ---------        -------------      -------------
     Net increase (decrease) in
       net assets from
       operations................          23,093             8,203            3,228,952          2,298,375
                                      -----------         ---------        -------------      -------------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................       2,794,028           419,618            7,602,609         13,153,890
  Transfers between subaccounts
     (including fixed accounts),
     net.........................       6,489,239           332,377           45,469,706         41,624,245
  Transfers for contract benefits
     and terminations............        (241,675)             (600)         (48,561,051)       (39,040,113)
  Contract charges and fees......          (5,553)               --             (139,591)          (428,398)
  Adjustments to net assets
     allocated to contracts in
     payout period...............              --                --                   61                 68
                                      -----------         ---------        -------------      -------------
     Net increase (decrease) in
       net assets from contract
       transactions..............       9,036,039           751,395            4,371,734         15,309,692
                                      -----------         ---------        -------------      -------------
  Total increase (decrease) in
     net assets..................       9,059,132           759,598            7,600,686         17,608,067
NET ASSETS:
  Beginning of period............         759,598                --           88,973,222         71,365,155
                                      -----------         ---------        -------------      -------------
  Ending of period...............     $ 9,818,730         $ 759,598        $  96,573,908      $  88,973,222
                                      ===========         =========        =============      =============





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------
                                              BOND SUBACCOUNT                 STRATEGIC INCOME SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...     $  8,025,332       $  9,376,976        $   78,401         $  120,710
  Net realized gain (loss) on
     investments.................         (775,586)          (927,793)           12,212             39,087
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................        3,320,192           (803,751)          (40,393)           (23,151)
                                     -------------      -------------       -----------        -----------
     Net increase (decrease) in
       net assets from
       operations................     $ 10,569,938          7,645,432            50,220            136,646
                                     -------------      -------------       -----------        -----------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................       18,884,725         33,064,845                --                 --
  Transfers between subaccounts
     (including fixed accounts),
     net.........................        8,937,485         28,859,270           (54,220)          (162,943)
  Transfers for contract benefits
     and terminations............      (40,293,074)       (44,831,350)         (359,788)          (787,488)
  Contact charges and fees.......         (460,019)          (437,650)           (1,944)            (2,174)
  Adjustments to net assets
     allocated to contracts in
     payout period...............            1,853             (4,050)               74                 64
                                     -------------      -------------       -----------        -----------
     Net increase (decrease) in
       net assets from contract
       transactions..............      (12,929,030)        16,651,065          (415,878)          (952,541)
                                     -------------      -------------       -----------        -----------
  Total increase (decrease) in
     net assets..................       (2,359,092)        24,296,497          (365,658)          (815,895)
NET ASSETS:
  Beginning of period............      289,940,023        265,643,526         2,385,608          3,201,503
                                     -------------      -------------       -----------        -----------
  Ending of period...............    $ 287,580,931      $ 289,940,023       $ 2,019,950        $ 2,385,608
                                     =============      =============       ===========        ===========




-------------------------------------------------------------------------------------------------------------
                                          HIGH INCOME SUBACCOUNT          OPPENHEIMER HIGH INCOME SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...     $  6,487,197       $  5,694,910        $   861,470        $ 1,276,986
  Net realized gain (loss) on
     investments.................          462,979            423,153           (904,502)        (1,208,077)
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................       (6,088,395)         1,083,025            (37,209)         1,320,103
                                     -------------      -------------       ------------       ------------
     Net increase (decrease) in
       net assets from
       operations................          861,781          7,201,088            (80,241)         1,389,012
                                     -------------      -------------       ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................        4,686,944         10,019,719                 --                 --
  Transfers between subaccounts
     (including fixed accounts),
     net.........................        2,412,376         11,343,196           (634,535)        (1,334,039)
  Transfers for contract benefits
     and terminations............      (11,636,010)       (11,516,001)        (5,050,500)        (5,584,623)
  Contract charges and fees......         (153,436)          (148,397)            (7,467)           (11,900)
  Adjustments to net assets
     allocated to contracts in
     payout period...............              189                838               (605)               458
                                     -------------      -------------       ------------       ------------
     Net increase (decrease) in
       net assets from contract
       transactions..............       (4,689,937)         9,699,355         (5,693,107)        (6,930,104)
                                     -------------      -------------       ------------       ------------
  Total increase (decrease) in
     net assets..................       (3,828,156)        16,900,443         (5,773,348)        (5,541,092)
NET ASSETS:
  Beginning of period............      100,796,636         83,896,192         15,998,359         21,539,451
                                     -------------      -------------       ------------       ------------
  Ending of period...............    $  96,968,479      $ 100,796,635       $ 10,225,011       $ 15,998,359
                                     =============      =============       ============       ============





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED INCOME SUBACCOUNT          LARGE CAP VALUE SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...     $ 10,572,108       $  5,650,452       $  2,514,078       $  2,932,365
  Net realized gain (loss) on
     investments.................       14,273,557         60,868,495         68,281,477         54,098,361
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................      (19,354,947)       (29,005,297)       (70,978,251)        32,990,080
                                     -------------      -------------      -------------      -------------
     Net increase (decrease) in
       net assets from
       operations................        5,490,718         37,513,650           (182,696)        90,020,806
                                     -------------      -------------      -------------      -------------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................       16,739,127         21,545,488         20,308,229         32,893,982
  Transfers between subaccounts
     (including fixed accounts),
     net.........................      (16,137,408)       (11,792,871)       (25,526,895)           998,069
  Transfers for contract benefits
     and terminations............      (79,049,252)       (86,182,573)       (85,366,210)       (83,642,703)
  Contract charges and fees......         (618,302)          (753,532)          (629,987)          (705,323)
  Adjustments to net assets
     allocated to contracts in
     payout period...............              674              6,500              8,924             13,259
                                     -------------      -------------      -------------      -------------
     Net increase (decrease) in
       net assets from contract
       transactions..............      (79,065,161)       (77,176,988)       (91,205,939)       (50,442,716)
                                     -------------      -------------      -------------      -------------
  Total increase (decrease) in
     net assets..................      (73,574,443)       (39,663,338)       (91,388,635)        39,578,090
NET ASSETS:
  Beginning of period............      450,500,913        490,164,251        537,698,614        498,120,524
                                     -------------      -------------      -------------      -------------
  Ending of period...............    $ 376,926,470      $ 450,500,913      $ 446,309,979      $ 537,698,614
                                     =============      =============      =============      =============




-------------------------------------------------------------------------------------------------------------
                                        LARGE CAP GROWTH SUBACCOUNT            MID CAP VALUE SUBACCOUNT
                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007  DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...     $ (2,340,568)      $ (2,263,936)      $   (611,120)      $   (457,577)
  Net realized gain (loss) on
     investments.................       15,575,191          2,733,722         29,663,487         34,099,379
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.................       12,818,891         15,066,364        (29,506,103)        (5,868,290)
                                     -------------      -------------      -------------      -------------
     Net increase (decrease) in
       net assets from
       operations................       26,053,514         15,536,150           (453,736)        27,773,512
                                     -------------      -------------      -------------      -------------
CONTRACT TRANSACTIONS:
  Payments received from contract
     owners......................       12,262,873         20,403,354          9,039,750         15,902,735
  Transfers between subaccounts
     (including fixed accounts),
     net.........................       (7,704,766)        (3,646,682)        (6,054,161)         1,519,372
  Transfers for contract benefits
     and terminations............      (37,426,152)       (37,759,630)       (25,154,735)       (22,743,153)
  Contract charges and fees......         (303,663)          (346,378)          (277,865)          (265,773)
  Adjustments to net assets
     allocated to contracts in
     payout period...............             (564)             2,258              1,412              1,252
                                     -------------      -------------      -------------      -------------
     Net increase (decrease) in
       net assets from contract
       transactions..............      (33,172,272)       (21,347,078)       (22,445,599)        (5,585,567)
                                     -------------      -------------      -------------      -------------
  Total increase (decrease) in
     net assets..................       (7,118,758)        (5,810,928)       (22,899,335)        22,187,945
NET ASSETS:
  Beginning of period............      250,210,435        256,021,363        199,547,569        177,359,624
                                     -------------      -------------      -------------      -------------
  Ending of period...............    $ 243,091,677      $ 250,210,435      $ 176,648,234      $ 199,547,569
                                     =============      =============      =============      =============





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------------------------------------
                                      MID CAP GROWTH SUBACCOUNT           SMALL CAP VALUE SUBACCOUNT(1)
                                    YEAR ENDED         YEAR ENDED         YEAR ENDED
                                DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)...................     $ (1,665,597)      $ (1,575,676)       $    6,468
  Net realized gain (loss) on
     investments..............       14,666,646         32,350,760             9,823
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments..............       (3,346,887)       (18,813,057)          (64,524)
                                  -------------      -------------       -----------
     Net increase (decrease)
       in net assets from
       operations.............        9,654,162         11,962,027           (48,233)
                                  -------------      -------------       -----------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners..........        5,324,896         12,203,088           363,704
  Transfers between
     subaccounts (including
     fixed accounts), net.....       (6,538,450)         3,149,447           828,644
  Transfers for contract
     benefits and
     terminations.............      (18,194,286)       (17,187,000)          (60,320)
  Contract charges and fees...         (182,050)          (179,817)             (206)
  Adjustments to net assets
     allocated to contracts in
     payout period............           (3,005)             1,091                --
                                  -------------      -------------       -----------
     Net increase (decrease)
       in net assets from
       contract transactions..      (19,592,895)        (2,013,191)        1,131,822
                                  -------------      -------------       -----------
  Total increase (decrease) in
     net assets...............       (9,938,733)         9,948,836         1,083,589
NET ASSETS:
  Beginning of period.........      129,763,250        119,814,414                --
                                  -------------      -------------       -----------
  Ending of period............    $ 119,824,517      $ 129,763,250       $ 1,083,589
                                  =============      =============       ===========




---------------------------------------------------------------------------------------------------------------
                                   SMALL CAP GROWTH SUBACCOUNT(1)         GLOBAL SECURITIES SUBACCOUNT
                                    YEAR ENDED                            YEAR ENDED         YEAR ENDED
                                DECEMBER 31, 2007                     DECEMBER 31, 2007  DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)...................      $   (3,063)                          $    283,550        $    21,656
  Net realized gain (loss) on
     investments..............           5,950                             12,450,358          2,259,264
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments..............          (4,023)                           (11,190,437)         2,050,409
                                   -----------                          -------------       ------------
     Net increase (decrease)
       in net assets from
       operations.............          (1,136)                             1,543,471          4,331,329
                                   -----------                          -------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners..........         277,355                              2,519,120          4,724,418
  Transfers between
     subaccounts (including
     fixed accounts), net.....         754,274                                625,867          5,059,219
  Transfers for contract
     benefits and
     terminations.............         (23,473)                            (3,234,235)        (2,806,355)
  Contract charges and fees...             (85)                               (60,490)           (46,246)
  Adjustments to net assets
     allocated to contracts in
     payout period............              --                                   (844)               657
                                   -----------                          -------------       ------------
     Net increase (decrease)
       in net assets from
       contract transactions..       1,008,071                               (150,582)         6,931,693
                                   -----------                          -------------       ------------
  Total increase (decrease) in
     net assets...............       1,006,935                              1,392,889         11,263,022
NET ASSETS:
  Beginning of period.........              --                             34,258,748         22,995,726
                                   -----------                          -------------       ------------
  Ending of period............     $ 1,006,935                          $  35,651,637       $ 34,258,748
                                   ===========                          =============       ============



--------------

(1)   Commenced operations on May 1, 2007.



                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                                   T. ROWE PRICE
                                   INTERNATIONAL STOCK SUBACCOUNT          INTERNATIONAL STOCK SUBACCOUNT
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss).................      $  1,007,614         $   309,057         $   (32,886)        $   (95,761)
  Net realized gain (loss)
     on investments.........        15,336,951          10,325,401           4,494,571           1,537,448
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments............        (6,570,132)          5,152,145          (1,824,866)          2,831,006
                                 -------------        ------------        ------------        ------------
     Net increase (decrease)
       in net assets from
       operations...........         9,774,433          15,786,603           2,636,819           4,272,693
                                 -------------        ------------        ------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners........         7,187,380          11,399,690                  --                  --
  Transfers between
     subaccounts (including
     fixed accounts), net...         7,854,617          19,767,910          (1,103,764)         (1,732,807)
  Transfers for contract
     benefits and
     terminations...........       (11,732,874)         (7,443,763)         (5,382,258)         (5,802,170)
  Contract charges and
     fees...................          (148,181)           (102,643)            (16,535)            (26,465)
  Adjustments to net assets
     allocated to contracts
     in payout period.......               794                 873              (1,318)                434
                                 -------------        ------------        ------------        ------------
     Net increase (decrease)
       in net assets from
       contract
       transactions.........         3,161,736          23,622,067          (6,503,875)         (7,561,008)
                                 -------------        ------------        ------------        ------------
  Total increase (decrease)
     in net assets..........        12,936,169          39,408,670          (3,867,056)         (3,288,315)
NET ASSETS:
  Beginning of period.......        96,517,458          57,108,788          25,807,294          29,095,609
                                 -------------        ------------        ------------        ------------
  Ending of period..........     $ 109,453,627        $ 96,517,458        $ 21,940,238        $ 25,807,294
                                 =============        ============        ============        ============




------------------------------------------------------------------------------------------------------------
                           DEVELOPING MARKETS SECURITIES SUBACCOUNT
                                  YEAR ENDED          YEAR ENDED
                              DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
OPERATIONS:
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)................       $    38,025         $   (11,504)
  Net realized gain (loss)
     on investments........           920,001             590,876
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments...........            74,580             420,768
                                 ------------        ------------
     Net increase
       (decrease) in net
       assets from
       operations..........         1,032,606           1,000,140
                                 ------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.......                --                  --
  Transfers between
     subaccounts (including
     fixed accounts), net..          (270,188)           (373,149)
  Transfers for contract
     benefits and
     terminations..........          (774,254)           (862,800)
  Contract charges and
     fees..................            (3,408)             (4,109)
  Adjustments to net assets
     allocated to contracts
     in payout period......                --                  --
                                 ------------        ------------
     Net increase
       (decrease) in net
       assets from contract
       transactions........        (1,047,850)         (1,240,058)
                                 ------------        ------------
  Total increase (decrease)
     in net assets.........           (15,244)           (239,918)
NET ASSETS:
  Beginning of period......         4,292,809           4,532,727
                                 ------------        ------------
  Ending of period.........      $  4,277,565        $  4,292,809
                                 ============        ============





                 See accompanying Notes to Financial Statements.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

     The CUNA Mutual Variable Annuity Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities Exchange Commission (SEC).

     The Account was initially established as a separate account of the CUNA Mutual Life Insurance Company (CMLIC), a mutual life insurance company, to receive and invest net premiums paid by the policyholders to CMLIC under variable annuity policies issued by CMLIC. Through December 31, 2007 CMLIC was joined in an agreement of permanent affiliation with CUNA Mutual Life Insurance Society (CMIS), a mutual life insurance company; the companies had a common management team and board of directors. On December 31, 2007, CMLIC and CMIS legally merged into a single entity, CMIS (the Company).

     Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Contracts are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct. The net assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Contracts. The Company has the right to transfer to the general account any assets of the Variable Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are general corporate obligations of the Company.

     The Variable Account currently sells four variable annuity products:
     MEMBERS Variable Annuity, MEMBERS Variable Annuity II, MEMBERS Choice Variable Annuity and MEMBERS Variable Annuity III.

     The accompanying financial statements include only the Contract owner deposits applicable to the variable portions of the Contracts and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments

     The Variable Account currently is divided into nineteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio, i.e., Ultra Series Fund (Class Z shares),
     T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The net investment income, and realized and unrealized gains and losses, from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Variable Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has fifteen funds available as investment options under the Contracts. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option under the Contracts. The T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the Contracts. These fund companies may, in the future,

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     create additional funds or classes that may or may not be available as investment options under the Contracts.

     MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the Company, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

     Federal Income Taxes

     The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Variable Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Variable Account. If such taxes are incurred by the Company in the future, a charge to the Variable Account may be assessed.

     Annuity Reserves

     Annuity reserves are computed for contracts in the payout stage according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 3.5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

     Contract Charges

     SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). At the time purchase payments are paid, no charge is deducted for sales expenses. However, a surrender charge is deducted upon surrender or partial withdrawal of purchase payments within 7 years of their being paid and, in certain circumstances, upon payment of a death benefit or the election of certain annuity payment options.

     For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of the payment withdrawn or surrendered. The surrender charge decreases by 1% for each full year that has elapsed since the purchase payment was made. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than 7 years prior to the withdrawal or surrender.

     Subject to certain restrictions for the first partial withdrawal (or surrender) in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the Contracts. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     ANNUAL CONTRACT FEE. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts an annual contract fee of $30 from the variable contract value. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a Contract except on a contract anniversary. The Company currently waives this fee for contracts with $25,000 or more of contract value. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     DEATH BENEFIT RIDER CHARGES. Optional death benefit riders are available on MEMBERS Variable Annuity II and MEMBERS Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85.

     On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     Optional death benefit riders are also available on MEMBERS Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the Contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     LIVING BENEFIT RIDERS. Generally, for Guaranteed Minimum Withdrawal Benefit riders issued on and after October 30, 2006, the annual charge is 0.60% of the average monthly Contract Value for the prior contract year. The annual charge for Guaranteed Minimum Withdrawal riders issued prior to that date is 0.50% of the average monthly contract value. The annual charge for the Guaranteed Minimum Accumulation Benefit riders is 0.50% of the average monthly contract value for the prior contract year, subject to

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     state availability. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     TRANSFER FEE. No charge is made for transfers. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a Contract year. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal,
     (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     Variable Account Charges

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Variable Account at an annual rate of 1.15% to 1.25%. These expenses are included in the Mortality and Expense Charges on the accompanying Statement of Operations.

     ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge to compensate it for certain expenses it incurs in administration of MEMBERS Variable Annuity and MEMBERS Variable Annuity III contracts. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%. These expenses are included in the Mortality and Expense Charges on the Statement of Operations.

(4) PURCHASE AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

---------------------------------------------------------------------------------------------
                                                                   PURCHASES         SALES
---------------------------------------------------------------------------------------------
Conservative Allocation.......................................   $ 47,460,344    $  1,656,726
Moderate Allocation...........................................    135,117,158       3,776,498
Aggressive Allocation.........................................     10,289,244       1,060,158
Money Market Fund.............................................     96,143,326      88,513,010
Bond Fund.....................................................     44,229,289      49,117,539
Strategic Income Fund.........................................        110,199         447,960
High Income Fund..............................................     19,132,210      17,290,199
Oppenheimer High Income Fund..................................      1,058,965       5,896,289
Diversified Income Fund.......................................     41,336,307      99,618,393
Large Cap Value Fund..........................................     76,642,969     125,101,221
Large Cap Growth Fund.........................................     23,939,904      52,426,021
Mid Cap Value Fund............................................     43,167,218      45,268,434
Mid Cap Growth Fund...........................................     18,716,175      27,664,173
Small Cap Value Fund(1).......................................      1,234,755          83,219
Small Cap Growth Fund(1)......................................      1,068,068          55,228
Global Securities Fund........................................     17,221,076       6,073,807
International Stock Fund......................................     32,118,662      15,980,279
T. Rowe Price International Stock Fund........................      2,723,909       6,813,785
Developing Markets Securities Fund............................        430,507       1,101,261



--------------

(1)   Commenced operations on May 1, 2007.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2006 and 2007 were as follows:

                                     CONSERVATIVE     MODERATE     AGGRESSIVE       MONEY
                                      ALLOCATION     ALLOCATION    ALLOCATION       MARKET          BOND
                                      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                     ------------    ----------    ----------    -----------    -----------
Units outstanding at December 31,
  2005............................            --             --           --       6,419,021     20,429,498
Units issued......................       123,256        786,195       73,167      11,250,427     23,865,279
Units redeemed....................          (163)        (3,410)         (58)     (9,817,153)   (21,488,879)
                                       ---------     ----------      -------     -----------    -----------
Units outstanding at December 31,
  2006............................       123,093        782,785       73,109       7,852,295     22,805,898
Units issued......................     4,846,692     13,535,247      952,653      11,900,045     23,359,128
Units redeemed....................      (438,892)    (1,166,733)     (94,070)    (11,430,690)   (23,728,762)
                                       ---------     ----------      -------     -----------    -----------
Units outstanding at December 31,
  2007............................     4,530,893     13,151,299      931,692       8,321,650     22,436,264
                                       =========     ==========      =======     ===========    ===========




                                      STRATEGIC       HIGH       OPPENHEIMER    DIVERSIFIED     LARGE CAP
                                       INCOME        INCOME      HIGH INCOME       INCOME         VALUE
                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                     ----------    ----------    -----------    -----------    -----------
Units outstanding at December 31,
  2005............................     208,773      6,654,995     1,582,658      35,143,650     33,687,603
Units issued......................           4      8,153,182            32      18,104,069     24,639,262
Units redeemed....................     (60,894)    (7,210,560)     (493,374)    (22,179,594)   (25,847,363)
                                       -------     ----------     ---------     -----------    -----------
Units outstanding at December 31,
  2006............................     147,883      7,597,617     1,089,316      31,068,125     32,479,502
Units issued......................           4      7,223,452            30      15,108,654     22,009,406
Units redeemed....................     (25,415)    (7,458,028)     (382,539)    (19,689,378)   (26,266,731)
                                       -------     ----------     ---------     -----------    -----------
Units outstanding at December 31,
  2007............................     122,472      7,363,041       706,807      26,487,401     28,222,177
                                       =======     ==========     =========     ===========    ===========




                                     LARGE CAP       MID CAP       MID CAP        SMALL CAP        SMALL CAP
                                       GROWTH         VALUE         GROWTH          VALUE            GROWTH
                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)    SUBACCOUNT(1)
                                    -----------    ----------    -----------    -------------    -------------
Units outstanding at December 31,
  2005...........................    20,474,009    11,200,447     12,600,337
Units issued.....................    17,026,565     9,592,690     10,859,754
Units redeemed...................   (17,552,924)   (9,476,154)   (10,831,528)
                                    -----------    ----------    -----------
Units outstanding at December 31,
  2006...........................    19,947,650    11,316,983     12,628,563            --               --
Units issued.....................    15,886,333     8,711,526      8,279,723       137,870          127,819
Units redeemed...................   (17,662,570)   (9,658,627)    (9,840,060)      (17,188)         (23,142)
                                    -----------    ----------    -----------       -------          -------
Units outstanding at December 31,
  2007...........................    18,171,413    10,369,882     11,068,226       120,682          104,677
                                    ===========    ==========    ===========       =======          =======




                                                                           T. ROWE PRICE    DEVELOPING
                                              GLOBAL      INTERNATIONAL    INTERNATIONAL      MARKETS
                                            SECURITIES        STOCK            STOCK        SECURITIES
                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                            ----------    -------------    -------------    ----------
Units outstanding at December 31, 2005...    1,729,377       4,140,565       1,855,567        415,360
Units issued.............................    2,858,968       5,594,436              26             --
Units redeemed...........................   (2,334,066)     (3,962,643)       (454,516)      (104,013)
                                            ----------      ----------       ---------       --------
Units outstanding at December 31, 2006...    2,254,279       5,772,358       1,401,077        311,347
Units issued.............................    2,518,464       5,117,801              22             --
Units redeemed...........................   (2,501,187)     (4,861,781)       (332,509)       (67,086)
                                            ----------      ----------       ---------       --------
Units outstanding at December 31, 2007...    2,271,556       6,028,378       1,068,590        244,261
                                            ==========      ==========       =========       ========




--------------

(1)   Commenced operations on May 1, 2007.

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FINANCIAL HIGHLIGHTS

     The table below provides per unit information of each subaccount.

---------------------------------------------------------------------------------------------------------------------------------
                                  AT DECEMBER 31,                                 FOR THE YEAR ENDED DECEMBER 31,
                    ------------------------------------------    ---------------------------------------------------------------
                     UNITS      UNIT FAIR VALUE     NET ASSETS    INVESTMENT(1)     EXPENSE RATIO(2)         TOTAL RETURN(3)
                    (000S)     LOWEST TO HIGHEST      (000S)       INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION SUBACCOUNT:
2007..............   4,531     $10.04 to $10.05       $46,304         4.92%          1.15% to 1.80%          0.40%* to 0.50%*
2006..............     123           10.17              1,252         1.56%              1.30%                   1.70%***
MODERATE ALLOCATION SUBACCOUNT:
2007..............  13,151      $10.04 to $9.61      $137,498         3.25%          1.15% to 1.80%         0.40%* to (3.90%)*
2006..............     783           10.29              8,053         2.41%              1.30%                   2.90%***
AGGRESSUVE ALLOCATION SUBACCOUNT:
2007..............     932    $10.08 to $10.00**       $9,819         2.25%          1.15% to 1.80%          0.80%* to 0.00%*
2006..............      73           10.39                760         1.78%              1.30%                   3.90%***
MONEY MARKET SUBACCOUNT:
2007..............   8,322    $11.18 to $10.00**      $96,574         4.52%          1.15% to 1.80%          3.52% to 0.00%*
2006..............   7,852      10.80 to 13.40         88,973         4.33%          1.15% to 1.40%           3.35% to 3.08%
2005..............   6,419      10.45 to 13.00         71,365         2.74%          1.15% to 1.40%           1.65% to 1.33%
2004..............   5,545      10.28 to 12.83         62,924         0.91%          1.15% to 1.40%         (0.29% to (0.47)%
2003..............   6,828      10.31 to 12.89         78,796         0.76%          1.15% to 1.40%         (0.39%) to (0.62)%
BOND SUBACCOUNT:
2007..............  22,436     $13.34 to $10.10      $287,581         4.02%          1.15% to 1.80%          3.81% to 1.00%*
2006..............  22,806      12.85 to 16.63        289,940         4.62%          1.15% to 1.40%           2.80% to 2.59%
2005..............  20,429      12.50 to 16.21        265,644         4.14%          1.15% to 1.40%           1.38% to 1.12%
2004..............  18,801      12.33 to 16.03        252,712         4.09%          1.15% to 1.40%           2.15% to 1.91%
2003..............  19,418      12.07 to 15.73        262,584         4.39%          1.15% to 1.40%           1.86% to 1.61%
STRATEGIC INCOME SUBACCOUNT:(4)
2007..............     122          $16.49             $2,020         4.98%              1.40%                    2.23%
2006..............     148           16.13              2,386         5.69%              1.40%                    5.22%
2005..............     209           15.33              3,202         7.09%              1.40%                    0.46%
2004..............     282           15.26              4,308         5.53%              1.40%                    6.19%
2003..............     394           14.37              5,657         5.30%              1.40%                    8.86%
HIGH INCOME SUBACCOUNT:
2007..............   7,363     $14.57 to $10.01       $96,968         7.69%          1.15% to 1.80%          1.30% to 0.10%*
2006..............   7,598      14.43 to 12.68        100,797         7.29%          1.15% to 1.40%           7.93% to 7.73%
2005..............   6,655      13.37 to 11.77         83,896         6.56%          1.15% to 1.40%           1.36% to 1.12%
2004..............   5,526      13.19 to 11.64         70,925         7.10%          1.15% to 1.40%           7.67% to 7.38%
2003..............   4,030      12.25 to 10.84         48,159         6.98%          1.15% to 1.40%        17.11% to 8.40%****
OPPENHEIMER HIGH INCOME SUBACCOUNT:(4)
2007..............     707          $14.47            $10,225         8.02%              1.40%                   (1.50)%
2006..............   1,089           14.69             15,998         8.27%              1.40%                    7.94%
2005..............   1,583           13.61             21,539         6.90%              1.40%                    0.89%
2004..............   2,039           13.49             27,500         6.62%              1.40%                    7.49%
2003..............   2,587           12.55             32,476         7.82%              1.40%                    22.20%
DIVERSIFIED INCOME SUBACCOUNT:
2007..............  26,487    $11.70 to $10.00**     $376,926         3.81%          1.15% to 1.80%          1.30% to 0.00%*
2006..............  31,068      11.55 to 22.26        450,501         2.49%          1.15% to 1.40%           8.76% to 8.48%
2005..............  35,144      10.62 to 20.52        490,164         2.22%          1.15% to 1.40%           2.71% to 2.45%
2004..............  35,951      10.34 to 20.03        512,331         2.35%          1.15% to 1.40%           7.04% to 6.83%
2003..............  33,802       9.66 to 18.75        475,628         2.67%          1.15% to 1.40%          15.55% to 15.24%
LARGE CAP VALUE SUBACCOUNT:
2007..............  28,222      $11.43 to $9.66      $446,310         1.80%          1.15% to 1.80%        (0.52%) to (3.40%)*
2006..............  32,480      11.49 to 31.10        537,699         1.85%          1.15% to 1.40%          19.19% to 18.88%
2005..............  33,688       9.64 to 26.16        498,121         1.71%          1.15% to 1.40%           4.33% to 4.14%
2004..............  33,060       9.24 to 25.12        507,027         1.59%          1.15% to 1.40%          11.19% to 10.86%
2003..............  29,950       8.31 to 22.66        458,665         1.65%          1.15% to 1.40%          24.40% to 24.16%

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                  AT DECEMBER 31,                                 FOR THE YEAR ENDED DECEMBER 31,
                    ------------------------------------------    ---------------------------------------------------------------
                     UNITS      UNIT FAIR VALUE     NET ASSETS    INVESTMENT(1)     EXPENSE RATIO(2)         TOTAL RETURN(3)
                    (000S)     LOWEST TO HIGHEST      (000S)       INCOME RATIO    LOWEST TO HIGHEST        LOWEST TO HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH SUBACCOUNT:
2007..............  18,171      $9.45 to $9.73       $243,092         0.34%          1.15% to 1.80%         11.05% to (2.70%)*
2006..............  19,948       8.51 to 27.06        250,210         0.36%          1.15% to 1.40%           6.64% to 6.41%
2005..............  20,474       7.98 to 25.43        256,021         0.89%          1.15% to 1.40%           1.27% to 0.99%
2004..............  21,186       7.88 to 25.18        278,129         0.73%          1.15% to 1.40%           7.65% to 7.42%
2003..............  18,905       7.32 to 23.44        256,091         0.49%          1.15% to 1.40%          27.75% to 27.39%
MID CAP VALUE SUBACCOUNT:
2007..............  10,370      $17.01 to $9.56      $176,648         0.94%          1.15% to 1.80%        (0.87%) to (4.40%)*
2006..............  11,317      17.16 to 22.79        199,548         0.99%          1.15% to 1.40%          15.63% to 15.33%
2005..............  11,200      14.84 to 19.76        177,360         0.64%          1.15% to 1.40%           9.04% to 8.81%
2004..............  10,106      13.61 to 18.16        152,906         1.02%          1.15% to 1.40%          14.56% to 14.29%
2003..............   8,857      11.88 to 15.89        119,843         0.53%          1.15% to 1.40%          29.69% to 29.40%
MID CAP GROWTH SUBACCOUNT:
2007..............  11,068      $8.23 to $9.63       $119,825         0.00%          1.15% to 1.80%         7.16% to (3.70%)*
2006..............  12,629       7.68 to 16.53        129,763         0.00%          1.15% to 1.40%          10.19% to 9.83%
2005..............  12,600       6.97 to 15.05        119,814         0.00%          1.15% to 1.40%           7.56% to 7.27%
2004..............  11,974       6.48 to 14.03        108,534         0.03%          1.15% to 1.40%          12.11% to 11.88%
2003..............   9,588       5.78 to 12.54         84,967         0.00%          1.15% to 1.40%        31.96% to 25.40%****
SMALL CAP VALUE SUBACCOUNT:(5)
2007..............     121      $8.90 to $9.61         $1,084         2.21%          1.15% to 1.80%     (11.05%)***** to (3.90%)*
SMALL CAP GROWTH SUBACCOUNT:(5)
2007..............     105     $9.70 to $10.00**       $1,007         0.20%          1.15% to 1.80%      (3.00%)***** to (0.00%)*
GLOBAL SECURITIES SUBACCOUNT:
2007..............   2,272      $15.60 to $9.59       $35,652         1.99%          1.15% to 1.80%         4.56% to (4.10%)*
2006..............   2,254      14.92 to 21.25         34,259         1.26%          1.15% to 1.40%          16.02% to 15.74%
2005..............   1,729      12.86 to 18.36         22,996         0.82%          1.15% to 1.40%          12.71% to 12.43%
2004..............   1,265      11.41 to 16.33         15,070         0.28%          1.15% to 1.40%          17.03% to 16.81%
2003..............     690       9.75 to 13.98          7,080         1.06%          1.15% to 1.40%        39.68% to 39.80%****
INTERNATIONAL STOCK SUBACCOUNT:
2007..............   6,028      $17.48 to $9.69      $109,454         2.19%          1.15% to 1.80%         10.14% to (3.10%)*
2006..............   5,772      15.87 to 21.78         96,517         1.58%          1.15% to 1.40%          22.83% to 22.50%
2005..............   4,141      12.92 to 17.78         57,109         1.47%          1.15% to 1.40%          15.25% to 14.93%
2004..............   2,791      11.21 to 15.47         33,841         1.54%          1.15% to 1.40%          19.13% to 18.82%
2003..............   1,845       9.41 to 13.02         19,212         0.75%          1.15% to 1.40%        31.98% to 30.20%****
T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT:(4)
2007..............   1,069          $20.53            $21,940         1.27%              1.40%                    11.45%
2006..............   1,401           18.42             25,807         1.04%              1.40%                    17.47%
2005..............   1,856           15.68             29,096         1.47%              1.40%                    14.45%
2004..............   2,393           13.70             32,791         1.03%              1.40%                    12.20%
2003..............   2,931           12.21             35,788         1.14%              1.40%                    28.66%
DEVELOPING MARKETS SECURITIES SUBACCOUNT:(4)
2007..............     244          $17.51             $4,278         2.28%              1.40%                    26.98%
2006..............     311           13.79              4,293         1.13%              1.40%                    26.40%
2005..............     415           10.91              4,533         1.31%              1.40%                    25.69%
2004..............     503           8.68               4,364         1.84%              1.40%                    22.95%
2003..............     624           7.06               4,404         1.14%              1.40%                    50.85%



--------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. Prior to 2004, only two products were available; therefore, these two products represent the low and high values of the range presented for those years. An additional product was added in 2004 with an expense ratio of 1.30%.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the

                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


        end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(4) This subaccount is available in the MEMBERS Variable Annuity product only.

(5)     Commenced operations on May 1, 2007.

*      For the period November 1, 2007 to December 31, 2007.

** The VA2007 Shortened Surrender Charge Option (L-Share) was introduce on November 1, 2007 and for several accounts there is no activity at December 31, 2007.

***    For the period of October 30, 2006 to December 31, 2006.

****   For the period of May 1, 2003 to December 31, 2003.

*****  For the period of May 1, 2007 to December 31, 2007

(7) RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. The Company adopted FIN 48 for fiscal year ending December 31, 2007. There was no impact on the Company's financial statements of adopting FIN 48.

     In September 2006, FASB issued Statement of Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard expands the disclosure that is required for the use of fair value to measure assets and liabilities. The new disclosure will focus on the inputs used to measure fair value and the effect, if any, on the measurements on earnings (or changes in net assets) for the period. SFAS 157 is effective for the Company for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on the Company's financial statements of adopting SFAS 157.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Developing Markets Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Annuity Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2007, and the related statements of operations for the period then ended and the statements of changes in net assets for the two periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Annuity Account of the CUNA Mutual Insurance Society as of December 31, 2007, the results of their operations for the period then ended, and the changes in their net assets for the two periods ended, in conformity with accounting principles generally accepted in the United States of America.

(DELOITTE & TOUCHE LLP)
Chicago, Illinois
February 13, 2008

CUNA MUTUAL INSURANCE
SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2007
AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
CUNA Mutual Insurance Society:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned subsidiary, which statements reflect total assets of $1,238 million and $1,164 million at December 31, 2007 and 2006, respectively, and total revenues of $163 million, $131 million, and $174 million and total net income of $53 million, $17 million, and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $118 million and $121 million at December 31, 2007 and 2006, respectively. The Company's equity in the net income of CMG was $15 million, $17 million, and $11 million for the years ended December 31, 2007, 2006, and 2005, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the report of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2007 and 2006, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and defined pension and other postretirement plans in 2007.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 26, 2008

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2007 and 2006
(000s omitted)

                           ASSETS                                 2007          2006
                           ------                             -----------   -----------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
      (amortized cost 2007 - $5,944,461; 2006 - $6,458,310)   $ 5,705,846   $ 6,508,844
   Equity securities, available for sale, at fair value
      (amortized cost 2007 - $441,538; 2006 - $490,442)           467,757       624,559
   Equity in unconsolidated affiliates                            165,561       152,646
   Mortgage loans                                                 642,804       437,021
   Real estate, at cost less accumulated depreciation
      (2007 - $63,764; 2006 - $65,760)                             53,061        61,213
   Policy loans                                                   105,136       106,406
   Short-term investments                                         232,864       351,602
   Limited partnerships                                           245,485        85,097
   Other invested assets                                           95,726        15,609
                                                              -----------   -----------
TOTAL INVESTMENTS                                               7,714,240     8,342,997

   Cash and cash equivalents                                      607,209       246,280
                                                              -----------   -----------

TOTAL CASH AND INVESTMENTS                                      8,321,449     8,589,277

   Accrued investment income                                       73,329        77,341
   Premiums receivable                                            232,204       156,926
   Reinsurance recoverables                                       157,609       114,945
   Federal income taxes receivable                                     --        30,120
   Deferred policy acquisition costs                              734,316       658,775
   Office properties, equipment and computer software
      at cost less accumulated depreciation
      (2007 - $367,822; 2006 - $344,748)                          209,300       192,443
   Deferred tax asset, net                                        227,800        21,422
   Goodwill and other intangibles, net                             23,350        20,800
   Other assets and receivables                                   171,309       276,038
   Separate account assets                                      5,051,272     4,908,098
                                                              -----------   -----------
TOTAL ASSETS                                                  $15,201,938   $15,046,185
                                                              ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2007 and 2006
(000s omitted)

                                                             2007          2006
                                                         -----------   -----------
        LIABILITIES AND POLICYHOLDERS' SURPLUS
LIABILITIES
   Claim and policy benefit reserves - life and health   $ 2,785,007   $ 2,539,705
   Loss and loss adjustment expense reserves -
      property and casualty                                  458,702       428,753
   Policyholder account balances                           3,649,865     3,840,995
   Unearned premiums                                         503,024       554,661
   Dividends payable to policyholders                         18,136        16,082
   Reinsurance payable                                        23,420        19,888
   Federal income taxes payable                               15,046            --
   Accrued postretirement benefit liability                  188,053       192,407
   Accrued pension liability                                  83,737        33,012
   Accounts payable and other liabilities                    600,786       586,436
   Separate account liabilities                            5,051,272     4,908,098
                                                         -----------   -----------
TOTAL LIABILITIES                                         13,377,048    13,120,037
                                                         -----------   -----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

MINORITY INTEREST                                             28,641        43,022
                                                         -----------   -----------

POLICYHOLDERS' SURPLUS
   Retained earnings                                       1,953,098     1,769,071
   Accumulated other comprehensive income (loss), net
      of tax (2007 - $(101,013); 2006- $24,149)             (156,849)      114,055
                                                         -----------   -----------
TOTAL POLICYHOLDERS' SURPLUS                               1,796,249     1,883,126
                                                         -----------   -----------
TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS             $15,201,938   $15,046,185
                                                         ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                 2007         2006         2005
                                                              ----------   ----------   ----------
REVENUES:
   Life and health premiums                                   $1,262,066   $1,230,932   $1,204,398
   Property and casualty premiums                                712,035      561,084      489,601
   Net investment income                                         451,503      419,138      353,516
   Net realized investment gains (losses)                        (69,874)      22,349       20,624
   Contract charges                                               81,835       69,959       80,457
   Other income                                                  303,686      298,273      313,965
                                                              ----------   ----------   ----------
TOTAL REVENUES                                                 2,741,251    2,601,735    2,462,561
                                                              ----------   ----------   ----------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                 796,388      741,659      760,765
   Property and casualty insurance loss and loss adjustment
      expenses                                                   420,264      360,251      337,110
   Interest credited to policyholder account balances            150,710      149,137      149,479
   Policyholder dividends                                         30,173       29,300       29,223
   Operating and other expenses                                1,147,234    1,096,522    1,060,317
                                                              ----------   ----------   ----------
TOTAL BENEFITS AND EXPENSES                                    2,544,769    2,376,869    2,336,894
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
   EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES AND
   MINORITY INTEREST                                             196,482      224,866      125,667
INCOME TAX EXPENSE                                                45,381       57,028       13,520
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN INCOME
   OF UNCONSOLIDATED AFFILIATES AND MINORITY INTEREST            151,101      167,838      112,147
EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES, NET
   OF TAX (2007 - $200; 2006 - $2,314; 2005 - $6,578)             16,492       19,096       11,972
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST       167,593      186,934      124,119
MINORITY INTEREST IN (INCOME) LOSS                                (1,841)      (3,153)       1,105
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                165,752      183,781      125,224
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX
   (2007 - $9,945; 2006 - $433; 2005 - $3,435)                    17,875        2,820        1,988
                                                              ----------   ----------   ----------
NET INCOME                                                    $  183,627   $  186,601   $  127,212
                                                              ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                           2007       2006       2005
                                                                        ---------   --------   --------
NET INCOME                                                              $ 183,627   $186,601   $127,212
                                                                        ---------   --------   --------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Foreign currency translation gains (losses) arising during period,
      net of tax (2007 - $1,601; 2006 - $891; 2005 - ($944))               33,331        (60)     4,712
   Unrealized net holding (losses) arising during period, net of tax
      (2007 - $106,012; 2006 - $15,087; 2005 - $44,507)                  (210,871)   (35,298)   (79,092)
   Reclassification adjustment for (gains) losses included in net income, net of tax (2007 - $19,523; 2006 - ($12,192);
      2005 - ($1,769))                                                    (37,841)    38,397      2,758
   Change in minimum pension liability, net of tax
      (2007 - ($1,975); 2006 - ($9,756); 2005 - $11,591)                    3,667     18,369    (21,517)
                                                                        ---------   --------   --------
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)                                  (211,714)    21,408    (93,139)
                                                                        ---------   --------   --------
COMPREHENSIVE INCOME (LOSS)                                             $ (28,087)  $208,009   $ 34,073
                                                                        =========   ========   ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                   2007         2006         2005
                                                                ----------   ----------   ----------
RETAINED EARNINGS:
   Balance at beginning of year                                 $1,769,071   $1,582,470   $1,455,258
   Cumulative effect of change in accounting for income taxes          400           --           --
   Net income                                                      183,627      186,601      127,212
                                                                ----------   ----------   ----------
   Balance at end of year                                        1,953,098    1,769,071    1,582,470
                                                                ----------   ----------   ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   FOREIGN CURRENCY TRANSLATION GAINS (LOSSES):
      Balance at beginning of year                                   5,229        5,289          577
      Change in unrealized gains (losses) from foreign
         currency translation, net of tax (2007 - $1,601;
         2006 - $891; 2005 - ($944))                                33,331          (60)       4,712
                                                                ----------   ----------   ----------
      Balance at end of year                                        38,560        5,229        5,289
                                                                ----------   ----------   ----------
   UNREALIZED INVESTMENT GAINS (LOSSES):
      Balance at beginning of year                                 113,138      110,039      186,373
      Change in unrealized (losses) gains on investment
         securities, net of tax (2007- ($125,535);
         2006 - $2,895; 2005 - $42,738)                           (248,712)       3,099      (76,334)
                                                                ----------   ----------   ----------
      Balance at end of year                                      (135,574)     113,138      110,039
                                                                ----------   ----------   ----------
   MINIMUM PENSION LIABILITY:
      Balance at beginning of year                                  (4,312)     (22,681)      (1,164)
      Change in minimum pension liability, net of
         tax, prior to adoption of SFAS No. 158
         (2007 - ($1,975); 2006 - ($9,756); 2005 - $11,591)          3,667       18,369      (21,517)
      Cumulative effect of change in accounting for pension
         obligations, net of tax (2007 - $32,059)                  (59,190)          --           --
                                                                ----------   ----------   ----------
      Balance at end of year                                       (59,835)      (4,312)     (22,681)
                                                                ----------   ----------   ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                     (156,849)     114,055       92,647
                                                                ----------   ----------   ----------
TOTAL POLICYHOLDERS' SURPLUS                                    $1,796,249   $1,883,126   $1,675,117
                                                                ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                             2007         2006         2005
                                                           --------    ---------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $ 183,627   $ 186,601   $   127,212
      Adjustments to reconcile net income to net
         cash provided by operating activities:
      Undistributed (earnings) losses of
         unconsolidated subsidiaries                           3,349      (1,657)      (11,972)
      Other investment (income) loss                              --        (696)          394
      Amortization of deferred policy acquisition
         costs                                               317,348     284,503       312,662
      Policy acquisition costs deferred                     (371,137)   (458,044)     (328,715)
      Depreciation of office properties, equipment,
         software and real estate                             44,322      39,794        39,348
      Amortization of bond premium and discount                   12      11,481        26,491
      Net realized investment (gains) losses                  69,874     (22,349)      (20,624)
      Policyholder assessments on investment-
         type contracts                                      (27,954)    (44,400)      (25,203)
      Interest credited to policyholder account
         balances                                            162,143     149,137       149,479
      Gain on sale of discontinued operations                (17,875)     (2,820)       (1,988)
      Gain on mortgage loan sales                                 --          --        (3,566)
      Origination of mortgage loans held for sale                 --          --    (1,128,250)
      Proceeds from sale of mortgage loans held for sale          --          --     1,165,983
   Changes in other assets and liabilities:
      Accrued investment income                                4,649       2,518        (1,661)
      Reinsurance recoverables                               (15,731)     88,126       (22,821)
      Premiums receivable                                    (87,581)     (6,850)       (5,797)
      Other assets and receivables                            25,061     (72,239)         (823)
      Deferred tax asset, net                                (24,427)     12,156       (15,832)
      Insurance reserves                                     273,273     163,421       190,340
      Unearned premiums                                      (78,375)      2,725        55,838
      Accrued income taxes                                    14,169     (20,484)      (20,314)
      Accounts payable and other liabilities                 (59,992)     49,325       128,592
                                                           ---------   ---------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                    414,755     360,248       608,773
                                                           =========   =========   ===========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                    2007          2006          2005
                                                                -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of investments:
      Debt securities                                           $(1,970,580)  $(3,138,725)  $(4,516,159)
      Equity securities                                            (344,491)     (341,865)      (77,824)
      Mortgage loans                                               (277,746)     (260,445)       (9,327)
      Real estate                                                    (2,634)       (4,221)         (940)
      Short-term investments                                       (240,597)     (292,842)      (64,271)
      Other invested assets                                        (269,226)     (173,838)     (165,132)
   Proceeds on sale or maturity of investments:
      Debt securities                                             2,322,072     3,535,678     4,038,660
      Equity securities                                             521,419       356,851       134,907
      Mortgage loans                                                 73,890        48,503        49,324
      Real estate                                                    12,350            76         1,506
      Short-term investments                                        362,657       154,682        56,374
      Other invested assets                                          79,490       105,344       201,249
   Purchases of office properties, equipment, and
      computer software                                             (53,065)      (46,486)      (43,277)
   Proceeds from sale of discontinued operations                     75,260            --            --
   Investments in unconsolidated affiliates                         (12,223)      (27,525)      (12,340)
   Change in policy loans and other, net                              1,445         5,418         1,391
                                                                -----------   -----------   -----------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                    278,021       (79,395)     (405,859)
                                                                -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholder account deposits                                  1,079,225       999,597       595,876
   Policyholder account withdrawals                              (1,404,777)   (1,265,761)     (791,418)
   Change in bank overdrafts                                         (5,485)       34,067       (12,253)
   Repayment of notes payable                                          (810)          (56)      (60,149)
                                                                -----------   -----------   -----------
NET CASH USED IN FINANCING ACTIVITIES                              (331,847)     (232,153)     (267,944)
                                                                -----------   -----------   -----------
CHANGE IN CASH AND CASH EQUIVALENTS                                 360,929        48,700       (65,030)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                      246,280       197,580       262,610
                                                                -----------   -----------   -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                        $   607,209   $   246,280   $   197,580
                                                                ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
   Cash paid during the year for interest                       $     3,382   $        62   $     1,576
   Cash paid during the year for income taxes, net of refunds        59,521        59,175        47,352
                                                                ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)  GENERAL

          MERGER AND BASIS OF PRESENTATION

     CUNA Mutual Insurance Society is a mutual life insurance company that represents the merger of two predecessor companies, CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company ("CMLIC"), both of which were mutual life insurance companies. Prior to the merger, which was consummated on December 31, 2007, CUNA Mutual Insurance Society and CMLIC had been joined in an agreement of permanent affiliation. The companies had a common management team and board of directors. During 2007 CUNA Mutual Insurance Society changed its state of domicile from Wisconsin to Iowa and both companies secured the necessary approvals from the Iowa Insurance Commissioner and the Attorney General as well as the approvals of their respective Boards of Directors and policyholders to merge into a single corporate entity ("CUNA Mutual" or the "Company"). The Internal Revenue Service also issued a private letter ruling that the merger would be tax free.

     The merger has been accounted for as a pooling of interests. Accordingly, the accompanying consolidated financial statements reflect the sum of the two merged entities' previous financial statements as if they had been merged prior to the earliest period presented herein. The accompanying consolidated financial statements reflect the elimination of significant intercompany balances and transactions between the two merged companies as well as a tax-related adjustment described in the following paragraph.

     Prior to the merger, each of the merged entities owned a 50% interest in a common affiliate, which had been accounted for by each of the merged entities on the equity basis. As a result, each of the merged entities had recorded a deferred tax liability for its share of the affiliate's undistributed earnings. After the merger, the common affiliate is now a 100% owned subsidiary which is accounted for on a consolidated basis. As a result, the deferred tax liability that had been established by both of the merged entities is no longer required as there will be no tax levied when the subsidiary dividends its earnings to the Company. The previous tax provision for this liability was eliminated as part of the pooling of interests in the accompanying financial statements as shown below:

                                                             Policyholders'
                                            Net Income           Surplus
                                       -------------------   --------------
                                         2006       2005          2006
                                       --------   --------   --------------
Sum of previous financial statements   $184,507   $123,829     $1,862,996
Elimination of deferred tax               2,094      3,383         20,130
                                       --------   --------     ----------
Total, merged financial statements     $186,601   $127,212     $1,883,126
                                       ========   ========     ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          NATURE OF BUSINESS

     CUNA Mutual is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, investment management, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members. The Company discontinued its mortgage banking operations in 2005.

     CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in Canada and other foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States have a significant concentration of business.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

          USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs, impairment evaluations of goodwill and intangibles, and insurance reserves are most affected by the use of estimates and assumptions.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

     Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

     Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

     Debt and equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment gains (losses) when management expects the decline in value to persist and its cost may not be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, the severity of the impairment, duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a detailed discussion.

     Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded in net realized investment gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Based on the Company's analysis as of December 31, 2007 and 2006 there was no need for a mortgage loan valuation allowance.

     Investments in real estate are carried at cost net of accumulated depreciation. Depreciation expense on investments in real estate totaled $4,878, $5,201 and $4,937 in 2007, 2006 and 2005, respectively. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains. There were no real estate impairments in 2007, 2006 or 2005.

     Policy loans are reported at their unpaid principal balance.

     Short-term investments, which include the reinvestment of cash collateral received for securities lending transactions and debt securities with maturities from date of purchase under one year, are reported at amortized cost, which approximates fair value.

     Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Other invested assets primarily represent derivatives. Derivative financial instruments are accounted for at fair value and changes in the fair value are reported in net investment income. See section below for a further discussion of the Company's derivative financial instruments.

     Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities purchased are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships and derivative activity. Income from real estate investments is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for utilizing the equity method of accounting is recognized based on the financial results of the entity and Company's proportionate interest.

     Realized gains and losses on the sale of investments are determined on a specific identification gain and are recorded on the trade date.

          DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks.

     All derivatives are recorded in the consolidated balance sheets at estimated fair value. Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies.

     When derivatives meet specific criteria, the Company may classify derivatives as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess effectiveness and measure effectiveness of the hedging relationship and records any ineffectiveness in realized investment gains and losses.

     Fair Value Hedges: The Company designates certain of its interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in realized investment gains and losses. The changes in fair value of the hedged item, attributable

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     to the risk being hedged, are also recorded in realized investment gains and losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness of the hedging relationship.

     Cash Flow Hedges: The Company designates its cross currency swaps as foreign currency cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the cross currency swaps attributable to hedged risk are recorded in accumulated other comprehensive income to an extent it is effective. Amounts are reclassified from accumulated other comprehensive income (loss) to net investment income when the hedged item affects earnings.

     Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income (loss). Any ineffectiveness is recorded currently in realized investment gains and losses.

     Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as fair value hedges, cash flow hedges or hedges of net investments are recorded in realized investment gains and losses.

          EQUITY IN UNCONSOLIDATED AFFILIATES

     Equity in unconsolidated affiliates includes investments in companies in which the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

          CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include unrestricted deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase under 90 days.

          REVENUE AND RELATED BENEFITS

     Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Certain health insurance premiums are earned in relation to anticipated benefits to policyholders. Other group life and health insurance premiums are recognized as earned on a monthly prorata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Certain property and casualty contracts insure the difference between the salvage value of damaged autos used for loan collateral and the borrower's loan balance. For this type of policy, the Company recognizes the premiums using the Rule of 78s over the expected period of exposure, which accelerates premium recognition compared to a pro rata method. An unearned premium

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

     Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

     Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

     Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income and policy fees such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

     Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

     The Company acts as an advisor for mutual funds and benefit plans and earns investment advisory fees for this service. Advisory fees are recognized in other income when earned in accordance with the underlying agreements.

          DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $194,821, $184,775 and $180,587 for the periods ended December 31, 2007, 2006 and 2005, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     These expenses are also deferred and amortized in deferred acquisition costs with the exception of expenses associated with non-insurance products, brokered business, and those that do not vary with production.

     Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies generally on a straight line basis. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. The Company includes anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future profits. If such costs are deemed to be not recoverable, the adjustment is recorded in the current period consolidated statement of operations.

     An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. An internal replacement that is not a substantial change is accounted for as a continuation of the existing contract.

     The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

          OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

     Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years, while

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

                                                       2007        2006
                                                    ---------   ---------
Office properties                                   $ 199,675   $ 190,434
Office equipment                                      190,174     198,382
Computer software                                     187,273     148,375
                                                    ---------   ---------
Total cost of office properties, equipment,
   and computer software                              577,122     537,191
Accumulated depreciation                             (367,822)   (344,748)
                                                    ---------   ---------
Office properties, equipment and computer
   software at cost less accumulated depreciation   $ 209,300   $ 192,443
                                                    =========   =========

     Depreciation expense totaled $39,444, $34,593, and $34,411 in 2007, 2006, and 2005, respectively.

          SEPARATE ACCOUNTS

     Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where the contract holder typically bears the investment risk that the investment of the separate account assets may not meet the contract holder's investment objectives. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. Contract holders are able to invest in investment funds managed for their benefit. Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. The Company acts as the investment advisor for more than 85% of the funds invested in the unit investment trusts.

     Separate account assets and liabilities are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income, except to the extent that the Company has an investment in the separate account.

     Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          GOODWILL AND OTHER INTANGIBLES

     Goodwill and other intangible assets resulting from acquisitions are subject to an annual impairment test. See notes 13 and 14 for descriptions of 2006 and 2005 impairments charged to expense. Other intangible assets are amortized on the straight line basis over their estimated useful lives, typically five or six years. Goodwill and other intangible assets are set forth in the following table.

                                                  2007      2006
                                                -------   -------
Goodwill                                        $20,656   $27,381
Impairments of goodwill                              --    (8,872)
                                                -------   -------
Goodwill, net                                    20,656    18,509
                                                -------   -------
Intangible assets                                 6,270     5,354
Impairment of intangibles                            --      (486)
Accumulated amortization on intangible assets    (3,576)   (2,577)
                                                -------   -------
Intangible assets, net                            2,694     2,291
                                                -------   -------
Total goodwill and other intangibles            $23,350   $20,800
                                                =======   =======

     Amortization expense of other intangible assets was $999, $727, and $690 for the years ended December 31, 2007, 2006, and 2005, respectively. The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

Estimated aggregate amortization expense for
   other intangibles
   2008                                        $1,331
   2009                                           324
   2010                                           255
   2011                                           255
   2012                                           201
Thereafter                                        328
                                               ------
Total estimated amortization expense           $2,694
                                               ======

          INSURANCE RESERVES

     Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities was determined.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     For non-participating term-life and whole-life insurance products, or participating products designed in such a manner that no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

     For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 3.5% to 7.5%.

     Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverable of $38,175 and $36,678 at December 31, 2007 and 2006, respectively. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant, reflecting a variety of new and favorable or adverse trends.

          POLICYHOLDER ACCOUNT BALANCES

     The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.8% to 7.0% in 2007 and 2.4% to 6.3% in 2006. Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

          PREPAID COMMISSIONS

     The Company offers mutual funds to credit union members. Members purchasing "B" shares do not pay an upfront sales charge but are subject to higher annual fees and must pay a surrender charge for redemptions during a designated surrender period, usually six years. Commissions paid to the Company's sales representatives are deferred and amortized to expense ratably over the surrender charge period. The Company assesses the recoverability of the prepaid commissions by calculating the undiscounted cash flows expected from future annual fees and surrender charges. An impairment is required if the asset exceeds the expected cash flows. No such impairments were required in the periods presented.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          REINSURANCE

     Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is recorded for the portion of unearned premiums that relate to policies that have been ceded. The Company has evaluated its reinsurance contracts and determined that all significant contracts effectively transfer the underlying economic risk of loss. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

          BENEFIT PLANS

     The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

     Prior to December 31, 2007, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the projected benefit obligation (for pension plans) and the accumulated postretirement benefit obligation (for other plans), was netted against the unrecognized actuarial gains and losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost. Further, for pension plans, if the accumulated benefit obligation exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Recent Accounting Standards - Adopted," the Company adopted in 2007 the provisions of Statement of Financial Accounting Standards No. 158, Employers Accounting for Defined Benefit Pension and Postretirement Plans--An Amendment of FASB Statement Nos. 87, 88, 106, and 132(R) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2007, the Company recognized the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2007 are now charged, net of income tax, to accumulated other comprehensive income. Changes in funded status in future periods will also be charged, net of income tax, to other comprehensive income.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Additionally, SFAS 158 amended the additional minimum pension liability provision required by previous accounting guidance.

     Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met.

          INCOME TAXES

     The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities.

     The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities in accordance with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, beginning in 2007.

          FOREIGN EXCHANGE

     The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

     The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus.

     The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          RECENT ACCOUNTING STANDARDS - PENDING

     The Financial Accounting Standards Board ("FASB") issued a revision of Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, in 2007, which is effective prospectively for fiscal years beginning after December 14, 2008. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement will be adopted prospectively, it will only have an impact on the Company in the event the Company makes future acquisitions.

     In 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS 157. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet and statement of operations at this time.

     In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The initial adoption of SFAS 159 is expected to have no impact on the Company's consolidated balance sheet and statement of operations.

     The FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 ("SFAS 160") in December 2007. The new statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. The Company is currently evaluating SFAS 160, which is effective for fiscal years beginning after December 14, 2008, and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          RECENT ACCOUNTING STANDARDS - ADOPTED

     In 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Statements No. 133 and 140 ("SFAS 155"), effective for fiscal years beginning after September 15, 2006. SFAS 155 addresses the accounting for hybrid instruments containing embedded derivatives that, under the provisions of SFAS No. 133, are required to be measured at fair value and bifurcated from the host contract. SFAS No. 155 allows entities to make an irrevocable election to measure such a hybrid instrument at fair value in its entirety, with changes in fair value of the contract recognized in earnings. In addition, SFAS No. 155 clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS No.133 and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are derivatives or that contain embedded derivatives. Adoption of SFAS 155 in 2007 had no impact on the Company.

     In 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - An Amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). SFAS 158 requires an employer to recognize in its balance sheet an asset for a plan's over funded status or a liability for a plan's under funded status, measure a plan's assets and its obligations that determine its funded status as of the end of the employer's fiscal year, and recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. Those changes will be reported in other comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after June 15, 2007 for companies like CUNA Mutual whose equity is not publicly traded. The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The Company adopted SFAS 158 in 2007 and recognized a decrease in accumulated other comprehensive income and policyholders' surplus of $59,190, net of tax. The Company already uses its fiscal year end as a measurement date, so the measurement date provision will not have an effect on CUNA Mutual in 2008.

     In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies that recognition for uncertain tax positions should be based on a more-likely-than-not threshold that the tax position will be sustained. The tax position is measured as the amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company adopted the new guidance January 1, 2007 with the cumulative effect of $400 reported as an increase to beginning retained earnings and an increase to the liability for unrecognized tax benefits.

     The American Institute of Certified Public Accountants issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1") in 2005, which became effective January 1, 2007. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts. An internal replacement is defined as a modification in product benefits, features, rights or

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature of coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Adoption of the new standard in 2007 did not have a material impact on the Company's consolidated balance sheet or statement of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(3)  INVESTMENTS

          DEBT SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2007 are as follows:

                                                             Gross Unrealized
                                               Amortized   -------------------    Estimated
December 31, 2007                                Cost       Gains      Losses    Fair Value
-----------------                             ----------   -------   ---------   ----------
U.S. government and agencies                  $   88,258   $   957   $      --   $   89,215
States and political subdivisions                301,885     5,227      (1,450)     305,662
Foreign government securities                    360,710     8,778      (2,812)     366,676
Domestic corporate securities                  2,375,012    30,658     (44,564)   2,361,106
Mortgage-backed securities:
   Residential mortgage-backed                 1,236,934     3,756    (183,557)   1,057,133
   Commercial mortgage-backed                    521,691     1,753     (35,213)     488,231
Asset backed non-mortgage-backed securities      220,231       485      (2,521)     218,195
Foreign corporate securities                     839,740    10,867     (30,979)     819,628
                                              ----------   -------   ---------   ----------
Total debt securities                         $5,944,461   $62,481   $(301,096)  $5,705,846
                                              ==========   =======   =========   ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2006 are as follows:

                                                            Gross Unrealized
                                               Amortized   ------------------    Estimated
December 31, 2006                                Cost       Gains      Losses   Fair Value
-----------------                             ----------   -------   --------   ----------
U.S. government and agencies                  $  127,075   $   257   $ (1,688)  $  125,644
States and political subdivisions                297,314    11,499        (15)     308,798
Foreign government securities                    458,098    13,905     (4,418)     467,585
Domestic corporate securities                  2,490,909    34,050    (14,765)   2,510,194
Mortgage-backed securities:
   Residential mortgage-backed                   887,184     5,183     (8,924)     883,443
   Commercial mortgage-backed                    652,535     4,841     (4,013)     653,363
Asset backed non-mortgage-backed securities      852,790     3,560     (5,311)     851,039
Foreign corporate securities                     692,405    20,167     (3,794)     708,778
                                              ----------   -------   --------   ----------
Total debt securities                         $6,458,310   $93,462   $(42,928)  $6,508,844
                                              ==========   =======   ========   ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost and estimated fair values of investments in debt securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities have not been displayed in the table below by contractual maturity.

                                               Amortized    Estimated
                                                 Cost      Fair Value
                                              ----------   ----------
Due in one year or less                       $  159,938   $  160,857
Due after one year through five years          1,242,431    1,257,049
Due after five years through ten years         1,618,443    1,606,803
Due after ten years                              944,793      917,578
Mortgage-backed securities:
   Residential mortgage-backed                 1,236,934    1,057,133
   Commercial mortgage-backed                    521,691      488,231
Asset backed non-mortgage-backed securities      220,231      218,195
                                              ----------   ----------
Total debt securities                         $5,944,461   $5,705,846
                                              ==========   ==========

          EQUITY SECURITIES

     The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities, available for sale, at December 31 are as follows:

                    Gross Unrealized
                  -------------------    Estimated
         Cost       Gains     Losses    Fair Value
       --------   --------   --------   ----------
2007   $441,538   $ 37,085   $(10,866)   $467,757
2006    490,442    135,282     (1,165)    624,559

          MORTGAGE LOANS

     The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2007, the commercial mortgage loan portfolio had an average remaining life of 6.4 years, with all principal due prior to 2028. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. At December 31, 2007, the Company held 11.4% of the mortgage loan portfolio in the Kansas City metropolitan area which was the highest

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     concentration in one metropolitan area. No loan to a single borrower represented more than 3.6% of the aggregate mortgage loan portfolio balance.

          NET INVESTMENT INCOME

     Sources of net investment income for the years ended December 31 are summarized as follows:

                                             2007       2006       2005
                                           --------   --------   --------
Gross investment income:
   Debt securities, available for sale     $373,268   $366,851   $310,562
   Equity securities, available for sale     32,293     25,080     12,297
   Mortgage loans                            37,732     25,288     21,730
   Real estate                               19,735     18,680     18,792
   Policy loans                               7,248      7,200      7,241
   Derivative financial instruments             229        295       (116)
   Short-term investments and other          16,302      7,879      8,278
                                           --------   --------   --------
Total gross investment income               486,807    451,273    378,784
Investment expenses                         (35,304)   (32,135)   (25,268)
                                           --------   --------   --------
Net investment income                      $451,503   $419,138   $353,516
                                           ========   ========   ========

     Additional net investment income of $7,178 in 2007, $4,969 in 2006 and $8,252 in 2005 has been included with the results of discontinued operations. See Note 14.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          NET REALIZED INVESTMENT GAINS (LOSSES)

     Realized gains (losses) for the years ended December 31 are summarized as follows:

                                            2007       2006       2005
                                         ---------   --------   --------
Debt securities:
   Gross gains on sales                  $  18,245   $ 48,631   $ 35,760
   Gross losses on sales                   (36,401)   (54,615)   (44,921)
   Maturities and other                     10,988      7,292      3,593
   Other than temporary
      impairment losses                   (143,335)    (7,913)    (2,948)
Equity securities:
   Gross gains on sales                    118,559     50,312     29,669
   Gross losses on sales                   (13,880)    (4,056)    (2,354)
   Other                                      (225)         4         --
   Other than temporary
      impairment losses                     (4,966)      (409)    (3,841)
Real estate                                  1,927         --        918
Mortgage loans                               6,441         --        (77)
Derivative financial instruments           (22,278)   (22,752)     3,970
Other                                       (4,949)     5,855        855
                                         ---------   --------   --------
Net realized investment gains (losses)   $ (69,874)  $ 22,349   $ 20,624
                                         =========   ========   ========

     Additional net realized investment gains of $19,531, $298 and $647 in 2007, 2006 and 2005, respectively, have been reported in the results of discontinued operations; they were recognized by a Canadian property and casualty subsidiary which was sold in 2007. Such, additional net realized investment gains of $12,208 in 2005 have also been recorded as part of the results of discontinued operations. Substantially all of these gains related to the sale of mortgage loans. See note 13.

     Proceeds from the sale of debt securities were $1,812,882, $3,071,520 and $3,083,224 in 2007, 2006 and 2005, respectively. Proceeds from the sale of equity securities were $494,233, $310,413 and $127,868 in 2007, 2006 and
     2005, respectively.

     Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of amortized cost, the Company goes through a full analysis to see if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and will depend on several factors, including:

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          - The duration and extent to which fair value has been less than book value (when applicable).

          - The reason for the decline in fair value (credit concerns, interest rates, etc.).

          - The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

          - The intent and ability of CUNA Mutual to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

          - The Company's ability to recover all amounts due according to the contractual terms of the agreements. Investments will be considered impaired when it is probable that amounts due according to contractual terms of the agreements will be uncollectible.

          - The Company's collateral positions. The bankruptcy of an issuer will not automatically trigger other-than-temporary impairment for associated investments if the Company holds sufficient collateral.

     Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of the various factors noted above. These determinations are estimates which are subject to risks and uncertainties of variability. If a security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and the cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recorded if the Company does not expect the fair value of the security to recover to its cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

     For certain securitized financial assets with contractual cash flows, Emerging Issues Task Force No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

     The provision for other-than-temporary impairments in 2007 was substantially larger than the provisions in 2006 and 2005. The increase was primarily related to debt securities and attributable to the general credit problems currently being encountered in the residential real estate market and the resulting impact of those conditions on the Company's holdings of debt securities that are dependent on this sector, primarily mortgage-backed and certain asset-backed securities.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2007, 2006 and 2005. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, and such provisions could be material to the results of operations of any subsequent period during which the additional provision might be deemed to be necessary.

     The fair value of the Company's total residential mortgage-backed securities ("RMBS") holdings at December 31, 2007, is $1,057,133. A portion of these holdings (as identified below) contain collateral comprised of sub-prime and Alt-A mortgages as part of a diversified pool of underlying collateral. The Company's investments in RMBS include collateralized debt obligations ("CDO"), which may contain multiple types of collateral including, but not limited to prime mortgages, sub-prime mortgages, and Alt-A mortgages. For the purpose of this disclosure, the Company has included the full amortized cost and fair value of a security even if the security contains only a portion of its underlying collateral in sub-prime and/or Alt-A mortgages.

     The Company defines its sub-prime holdings in the general account as RMBS securities with underlying collateral composed of mortgage pools with a weighted average FICO score below 675 or any second mortgage pools. Second mortgage pools may be composed of pools with weighted average FICO scores above 675, but have all been included in the Company's definition of sub-prime due to the capital markets convention of treating both types of securities as home equity loan asset-backed securities and their similarity to sub-prime RMBS. The exhibit below details the Company's investment in securities with sub-prime mortgage collateral (securities that include either sub-prime or Alt-A mortgage collateral [as indicated], but not both sub-prime and Alt-A mortgage collateral).

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $159,791   $114,643     $26,121        3%       17%           80%
Below investment grade      29,860     26,074      43,702       --%       13%           87%
                          --------   --------     -------
Total                     $189,651   $140,717     $69,823
                          ========   ========     =======

     The Company defines its Alt-A holdings in the general account as RMBS securities with underlying collateral composed of mortgages given to borrowers with loan documentation that does not fully conform to Fannie Mae and Freddie Mac underwriting guidelines. Weighted average FICO scores for the collateral pools underlying these securities generally range from 690 to 725. The exhibit below details the Company's investment in securities with Alt-A collateral (securities that include either sub-prime or Alt-A mortgage collateral [as indicated], but not both sub-prime and Alt-A mortgage collateral).

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $447,424   $397,804     $ 6,791        3%       11%          86%
Below investment grade      36,123     32,593      13,130       --%       82%          18%
                          --------   --------     -------
Total                     $483,547   $430,397     $19,921
                          ========   ========     =======

     The Company also holds securities with both sub-prime and Alt-A mortgages as a portion of or all of the underlying collateral. The exhibit below details the Company's investment in securities containing both sub-prime and Alt-A collateral.

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $95,143     $43,883     $12,374       41%       26%          33%
Below investment grade         --          --          --       --%       --%          --%
                          -------     -------     -------
Total                     $95,143     $43,883     $12,374
                          =======     =======     =======

          NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses) included in accumulated other comprehensive income at December 31 were as follows:

                                              2007       2006       2005
                                           ---------   --------   --------
Debt securities                            $(238,615)  $ 50,534   $ 69,977
Equity securities                             26,219    134,117    107,727
Deferred policy acquisition cost
   adjustments                                16,984     (9,992)    (7,330)
Deferred income taxes                         69,945    (55,609)   (55,758)
Other, including minority interest           (10,107)    (5,912)    (4,577)
                                           ---------   --------   --------
Net unrealized investment gains (losses)   $(135,574)  $113,138   $110,039
                                           =========   ========   ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table presents amortized cost and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

                                 Period Under             Period Twelve                Total
                                Twelve Months           Months or Greater        December 31, 2007
                           -----------------------   ----------------------   -----------------------
                            Amortized   Unrealized   Amortized   Unrealized    Amortized   Unrealized
Debt securities               Cost         Loss         Cost        Loss         Cost         Loss
---------------            ----------   ----------   ---------   ----------   ----------   ----------
States and political
   subdivisions            $   81,162    $  1,440     $  1,088     $    10    $   82,250    $  1,450
Foreign government
   securities                 116,742       2,516       28,415         296       145,157       2,812
Domestic corporate
   securities                 936,089      36,049      163,613       8,515     1,099,702      44,564
Mortgage-backed
   securities:
      Residential
         mortgage-backed      716,930     149,644      307,607      33,913     1,024,537     183,557
      Commercial
         mortgage-backed      286,896      24,704      120,166      10,509       407,062      35,213
Asset backed non-
   mortgage-backed
   securitites                165,689       2,110        8,497         411       174,186       2,521
Foreign corporate
   securities                 387,779      20,127       97,859      10,852       485,638      30,979
                           ----------    --------     --------     -------    ----------    --------
Total of debt securities    2,691,287     236,590      727,245      64,506     3,418,532    $301,096
                           ==========    ========     ========     =======    ==========    ========
Equity securities             158,003      10,596       24,300         270       182,303    $ 10,866
                           ==========    ========     ========     =======    ==========    ========
Total temporarily
   impaired securities     $2,849,290    $247,186     $751,545     $64,776    $3,600,835    $311,962
                           ==========    ========     ========     =======    ==========    ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table presents amortized cost and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                 Period Under             Period Twelve                 Total
                                Twelve Months           Months or Greater         December 31, 2006
                           -----------------------   -----------------------   -----------------------
                            Amortized   Unrealized    Amortized   Unrealized    Amortized   Unrealized
Debt securities               Cost         Loss         Cost         Loss         Cost         Loss
---------------            ----------   ----------   ----------   ----------   ----------   ----------
U.S. government
   and agencies            $   39,263     $   389    $   63,845     $ 1,299    $  103,108     $ 1,688
States and political
   subdivisions                    --          --         1,103          15         1,103          15
Foreign government
   securities                 100,581       2,696        45,942       1,722       146,523       4,418
Domestic corporate
   securities                 761,327       6,880       219,920       7,885       981,247      14,765
Mortgage-backed
   securities:
      Residential
         mortgage-            204,872       1,378       319,528       7,546       524,400       8,924
      Commercial
         mortgage-            262,920       1,544       134,665       2,469       397,585       4,013
Asset backed non-
   mortgage-backed
   securitites                202,410       2,330       140,172       2,981       342,582       5,311
Foreign corporate
   securities                 178,010       2,738        67,435       1,056       245,445       3,794
                           ----------     -------    ----------     -------    ----------     -------
Total of debt securities    1,749,383      17,955       992,610      24,973     2,741,993     $42,928
                           ==========     =======    ==========     =======    ==========     =======
Equity securities              46,835         832        25,753         333        72,588     $ 1,165
                           ==========     =======    ==========     =======    ==========     =======
Total temporarily
   impaired securities     $1,796,218     $18,787    $1,018,363     $25,306    $2,814,581     $44,093
                           ==========     =======    ==========     =======    ==========     =======

     At December 31, 2007, the Company owned 955 debt securities with a fair value of $3,117,436 in an unrealized investment loss position. Of these, 162, with a fair value of $662,739, have been in an unrealized loss position for twelve or more months. The $64,506 unrealized loss for debt securities with a loss period twelve months or greater represents an 8.9% price impairment. The price impairment on the remaining 800 debt securities is 8.8%. Out of the $3,117,436 representing the fair value of debt securities in an unrealized loss position, $2,808,191or 90.1% relates to investment grade securities.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     At December 31, 2007, the Company owned 58 stocks with a fair value of $171,437 in an unrealized loss position. Of these, 5 with a fair value of $24,030 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents less than a 1 percent price impairment.

          EQUITY IN UNCONSOLIDATED AFFILIATES

     The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the tables below:

                                                          CUNA Mutual Share of Net
                                     Carrying Value       Income (Loss), After Tax
                                  -------------------   ---------------------------
                                    2007       2006       2007      2006      2005
                                  --------   --------   -------   -------   -------
CMG Mortgage Insurance
   Company (50%)                  $113,840   $116,523   $15,321   $16,802   $11,322
CMG Mortgage Assurance
   Company (50%)                     4,411      4,594      (138)       78        45
CMG Mortgage Reinsurance
   Company (50%)                     9,636      7,933     1,083     1,216       847
Credential Financial Inc. (50%)     15,597     11,816     1,690     1,315       (42)
All other affiliates (various
   ownership percentages)           22,077     11,780    (1,464)     (315)     (200)
                                  --------   --------   -------   -------   -------
Total                             $165,561   $152,646   $16,492   $19,096   $11,972
                                  ========   ========   =======   =======   =======

                             Assets    Liabilities    Assets    Liabilities
                              2007         2007        2006         2006
                            --------   -----------   --------   -----------
CMG Mortgage Insurance
   Company                  $283,199     $ 55,518    $277,122     $ 44,076
CMG Mortgage Assurance
   Company                     9,577          755       9,560          373
CMG Mortgage Reinsurance
   Company                    23,859        4,588      18,640        2,773
Credential Financial Inc.    199,204      168,012     140,318      129,978

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          SECURITIES LENDING AGREEMENTS

     The Company and certain of its subsidiaries are parties to securities lending agreements. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily and additional collateral is obtained if the market value of the collateral falls below 102% of the market value of the loaned securities. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2007 and 2006, the fair value of securities loaned by the Company and its subsidiaries totaled $236,514 and $242,857, respectively.

     The majority of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the consolidated statements of cash flow. The fair value of collateral held was $243,845 and $315,250 at December 31, 2007 and 2006, respectively of which $47,283 and $95,565 at December 31, 2007 and 2006, respectively, was not available for investment by the Company and is not reflected in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower.

          DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2007:

                                                         Fair Value
                             Carrying   Notional   ---------------------
December 31, 2007              Value     Amount     Assets   Liabilities
-----------------            --------   --------   -------   -----------
Financial futures            $  1,053   $142,418   $ 1,356     $   303
Currency forwards                 (24)     1,967         4          28
Cross currency swaps           (1,491)    37,989       197       1,687
Interest rate swaps            (2,388)    29,000        --       2,388
Purchased option contracts     17,155    233,430    17,155          --
Written option contracts      (10,113)    (4,238)       --      10,113
                             --------   --------   -------     -------
Total derivative financial
   instruments               $  4,192   $440,566   $18,712     $14,519
                             ========   ========   =======     =======

     The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2006:

                                                          Fair Value
                             Carrying    Notional   ---------------------
December 31, 2006              Value      Amount     Assets   Liabilities
-----------------            --------   ---------   -------   -----------
Financial futures            $    643   $ 236,427   $ 1,065     $   422
Currency forwards                 (36)      1,753         3          39
Cross currency swaps              288      42,040       475         187
Purchased option contracts     18,135     139,597    18,135          --
Written option contracts      (11,602)   (148,023)       --      11,602
                             --------   ---------   -------     -------
Total derivative financial
   instruments               $  7,428   $ 271,794   $19,678     $12,250
                             ========   =========   =======     =======

     Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

     The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item. For 2007, net losses of ($1,283) were included in realized investment gains (losses) for this ineffectiveness.

     The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income (loss). Net losses of ($1,783) were included in accumulated other comprehensive income
     (loss) at 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

     Foreign currency futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in realized investment gains (losses). For 2007, net losses of ($5,326) were recorded to realized investment gains (losses) for the changes in fair value.

     Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2007. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment gains with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     value of the hedged item. For 2007, there was an immaterial amount recognized in realized investment gains (losses) for this ineffectiveness.

     Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in realized investment gains (losses). For 2007, there was an immaterial amount recorded in realized investment gains (losses) for the changes in fair value.

     Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive income (loss) to an extent it is effective. For 2007, ($1,943) was recorded to other comprehensive income
     (loss) for the changes in fair value. No portion of the foreign currency cash flow hedges was ineffective or excluded from the assessment of hedge effectiveness in 2007. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses). In 2008 the Company estimates that ($463) will be reclassed from accumulated other comprehensive income (loss) to net investment income as contractual cash flows on cross currency swaps are settled.

     Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. In 2007, the Company designated its interest rate swaps as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2007. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in realized investment gains (losses). For 2007, ($173) was recorded to realized investment gains (losses) for the changes in fair value. In 2008 the Company estimates that $317 will be reclassed from accumulated other comprehensive income (loss) to net investment

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     income as contractual cash flows are received from interest rate swaps designated as cash flow hedges that were terminated in 2007.

     Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms. For 2007, $370 net gain was recorded to realized investment gains (losses) for the changes in fair value.

     The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

          SECURITIES ON DEPOSIT/ASSETS DESIGNATED

     Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2007 and 2006, bonds and notes, mortgage loans and policy loans with a carrying value of $4,924,728 and $2,688,660, respectively, were designated for Iowa. Other regulatory jurisdictions also require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $37,595 and $37,831 were on deposit as of December 31, 2007 and 2006, respectively.

          ASSET RESTRICTIONS

     Certain contract holders account balances that relate to contracts issued by the Company are legally "separate accounts" but are reported in the consolidated balance sheets as part of general account assets because the Company retained the risk of investment gains and losses. As a result, debt securities with a market value of $21,000 and $81,240 as of December 31, 2007 and 2006, respectively, are available only to satisfy the obligations of these contract holders.

     The Company had pledged debt securities with a fair value of $94,722 as of December 31, 2006, to collateralize advances made under advances, collateral pledge and security agreements. The Company had not pledged any securities as of December 31, 2007. There were no outstanding borrowings under the agreements at December 31, 2007 or 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(4)  INCOME TAX

     As described in Note 1, the merger of CUNA Mutual Insurance Society and CMLIC (merged companies) was completed at the close of business on December 31, 2007. Accordingly, each of the merged companies is required to file a federal income tax return for the year ended December 31, 2007 without respect to the merger.

     CUNA Mutual Insurance Society will file a consolidated life-nonlife federal income tax return for 2007 with its 100% owned domestic subsidiaries:
     MEMBERS Life Insurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUNA Mutual Investment Corporation, CUNA Brokerage Services, Inc., CUNA Mutual Insurance Agency, Inc., CUNA Mutual General Agency of Texas, Inc., CUNA Mutual Business Services, Inc., CUNA Mutual Mortgage Corporation, Stewart Associates Incorporated, International Commons, Inc., and CMG Co-Investment Fund GP, Inc.

     CMLIC will file a consolidated life-nonlife federal income tax return for 2007 with its 100% owned domestic subsidiaries: CMIA of Wisconsin, Inc., League Insurance Agency, Inc., and Member Protection Insurance Plans, Inc.

     Each of the merged companies has entered into tax sharing agreements with their subsidiaries. The agreements provide for the allocation of tax expense between the merged companies and their subsidiaries based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

     Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

                                   2007       2006      2005
                                 --------   -------   --------
Current tax expense              $ 69,808   $44,338   $ 31,530
Deferred tax expense (benefit)    (24,427)   12,690    (18,010)
                                 --------   -------   --------
Total income tax expense         $ 45,381   $57,028   $ 13,520
                                 ========   =======   ========

     The income tax effects of discontinued operations are shown in Note 13.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income from continuing operations before income taxes, equity in net income of unconsolidated affiliates and minority interest due to the items listed in the following reconciliation:

                                                       2007      2006       2005
                                                     -------   --------   --------
Tax expense computed at federal corporate tax rate   $68,769   $ 78,703   $ 43,983
Tax-exempt investment income                          (3,869)    (4,047)   (10,614)
Income tax benefit related to prior years             (9,623)   (12,378)    (3,252)
Adjustment to deferred tax accounts                       --         --    (13,468)
Dividends-received deduction                          (4,972)    (3,982)    (2,417)
Meals and entertainment                                  869        749      1,062
Investments held for sale                                 --     (3,151)        --
Foreign operations                                    (5,931)      (500)       266
Other, net                                               138      1,634     (2,040)
                                                     -------   --------   --------
Total income tax expense on continuing operations    $45,381   $ 57,028   $ 13,520
                                                     =======   ========   ========

     In 2005, the Company conducted a detailed analysis of its deferred tax assets and liabilities. The analysis resulted in a tax benefit of $13,468.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2007 and 2006 are as follows:

                                                            2007       2006
                                                          --------   --------
Deferred tax assets:
   Policy liabilities and reserves                        $124,615   $105,194
   Pension and other employee benefits                     102,334     63,769
   Investments                                              14,958      9,987
   Unearned revenue                                         51,210     49,626
   Loss reserve discounting                                 12,215      7,418
   Accrued expenses                                         37,802     31,975
   Fixed assets and real estate                              5,714         --
   Dividends payable to policyholders                       11,734      5,977
   Foreign currency translation                             12,275     10,674
   Loss carryforwards                                       12,152      6,774
   Unrealized investment losses                             66,886         --
   Other                                                     3,984      2,416
                                                          --------   --------
Gross deferred tax assets                                  455,879    293,810
                                                          --------   --------
Deferred tax liabilities:
   Unrealized investment gains                                  --     55,693
   Deferred policy acquisition costs                       166,479    151,641
   Fixed assets and real estate                                 --      9,021
   Intangible assets                                        16,670     18,494
   Undistributed net income of unconsolidated affiliate     32,441     30,181
   Other                                                    12,489      7,358
                                                          --------   --------
Gross deferred tax liabilities                             228,079    272,388
                                                          --------   --------
Deferred tax asset, net                                   $227,800   $ 21,422
                                                          ========   ========

     Management believes that all gross deferred tax assets at December 31, 2007 and 2006 are fully realizable, thus no valuation allowance has been established.

     The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on its undistributed earnings from its foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings. In 2007, however, the Company established

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     U.S. deferred income taxes of $3,378 related to an anticipated dividend from its Canadian affiliate. The total amount of retained earnings for which such taxes have not been provided is approximately $64,000.

     The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an enterprise's financial statements in accordance with FASB Statement No. 109 Accounting for Income Taxes. As a result of the implementation of FIN 48, the Company recognized a $400 decrease in the liability for unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                    2007
                                                                  -------
Balance at January 1, 2007                                        $43,090
   Additions based on tax positions related to the current year    12,521
   Additions for prior years' tax positions                           904
   Reductions for prior years' tax positions                          (56)
   Reductions for settlements                                        (444)
   Reductions for expiration of statutes                              (34)
                                                                  -------
Balance at December 31, 2007                                      $55,981
                                                                  =======

     Included in the balance of unrecognized tax benefits at December 31, 2007 is $30,700 of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The Company does not anticipate any significant changes in its positions in the next twelve months.

     The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the year ended December 31, 2007, the Company recognized approximately ($955) in interest and penalties. The Company had accrued $23,672 for the payment of interest and penalties at December 31, 2007.

     The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2001 for CUNA Mutual Insurance Society and subsidiaries and December 31, 1998 for CMLIC and subsidiaries.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(5)  RELATED-PARTY TRANSACTIONS

     In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

(6)  REINSURANCE

     The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

     The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

                                        2007                     2006                      2005
                              -----------------------   ----------------------   -----------------------
                                Life &     Property &     Life &     Property &     Life &     Property &
                                Health      Casualty      Health      Casualty      Health      Casualty
                               Insurance    Insurance   Insurance     Insurance   Insurance     Insurance
                              ----------   ----------   ---------    ----------   ----------   ----------
Premiums:
   Direct                     $1,349,783    $535,144    $1,343,151    $499,775    $1,331,035    $435,838
   Assumed from affiliates            --     127,830            --       1,288            --         911
   Assumed from
      non-affiliates              14,991     126,131        14,951     111,910        16,074      98,956
   Ceded to affiliates                --     (32,970)           --          --            --          --
   Ceded to non-affiliates      (102,708)    (44,100)     (127,170)    (51,889)     (142,711)    (46,104)
                              ----------    --------    ----------    --------    ----------    --------
Net premiums                  $1,262,066    $712,035    $1,230,932    $561,084    $1,204,398    $489,601
                              ==========    ========    ==========    ========    ==========    ========
Claims, benefits and losses
   incurred:
   Direct                     $  855,789    $300,614    $ 787,876     $309,086    $  819,562    $298,737
   Assumed from affiliates            --      93,418           --        2,989            --      (1,977)
   Assumed from
      non-affiliates              15,440      81,059       12,928       77,221        14,185      67,320
   Ceded to affiliates                --     (30,751)          --           --            --          --
   Ceded to non-affiliates       (74,841)    (24,076)     (59,145)     (29,045)      (72,982)    (26,970)
                              ----------    --------    ---------     --------    ----------    --------
Net claims, benefits and
   losses                     $  796,388    $420,264    $ 741,659     $360,251    $  760,765    $337,110
                              ==========    ========    =========     ========    ==========    ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The balance of reinsurance recoverables at December 31, 2007 and 2006 was $157,609 and $114,945, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risk. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. Based on the Company's evaluation, no allowance for uncollectible reinsurance was recorded at December 31, 2007 and 2006. The Company has a recoverable of $21,890 from one reinsurer at December 31, 2007; the Company believes there is no significant risk of loss related to this recoverable.

     On November 14, 2006, CUNA Mutual commuted a reinsurance agreement with an external party effective January 1, 2006. The Company recorded the following related to the commutation:

At December 31, 2006
--------------------
Deferred acquisition costs ending balance       $61,782
Insurance reserves - life and health             67,480
                                                =======

For the year ending December 31, 2006
-------------------------------------
Life and health premiums                        $25,033
Life and health insurance claims and benefits    14,404
Deferred acquisition costs amortized              7,456
                                                =======

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(7)  DEFERRED POLICY ACQUISITION COSTS

     A summary of the policy acquisition costs deferred and amortized is shown in the following table:

                                                             2007                    2006
                                                    ---------------------   ---------------------
                                                                 Property                Property
                                                     Life and      and       Life and      and
                                                      Health     Casualty     Health     Casualty
                                                    Insurance   Insurance   Insurance   Insurance
                                                    ---------   ---------   ---------   ---------
Balance at beginning of year                        $ 632,149    $ 26,626   $ 451,303   $ 36,169
Policy acquisition costs deferred                     309,440      61,697     411,518     46,526
Policy acquisition costs amortized
   and adjustments for changes in
   life and health gross profit assumptions          (256,467)    (60,881)   (242,415)   (42,088)
Effect of change in net unrealized gains (losses)
   on securities available for sale                    26,976          --      (2,663)
Impact of foreign exchange                             (5,612)        388         162        263
                                                    ---------    --------   ---------   --------
Balance at end of year                              $ 706,486    $ 27,830   $ 617,905   $ 40,870
                                                    =========    ========   =========   ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(8)  LIABILITY FOR CLAIM RESERVES

     The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

                                                 2007                    2006
                                        ---------------------   ---------------------
                                         Accident    Property    Accident    Property
                                           and         and         and         and
                                          Health     Casualty     Health     Casualty
                                        Insurance   Insurance   Insurance   Insurance
                                        ---------   ---------   ---------   ---------
Balance as of January 1                 $ 445,400    $428,753   $464,692     $422,884
Less discontinued operations                   --      68,378         --           --
Less experience refunds liability          43,513          --     38,841           --
Less reinsurance recoverables               5,183      51,849      6,761       72,174
                                        ---------    --------   --------     --------
Net balance as of January 1               396,704     308,526    419,090      350,710
                                        ---------    --------   --------     --------
Incurred, net of reinsurance
recoverable, related to:
   Current year                           254,619     461,550    252,440      368,282
   Prior years                            (45,096)    (41,286)   (45,521)      (8,031)
                                        ---------    --------   --------     --------
Total incurred                            209,523     420,264    206,919      360,251
                                        ---------    --------   --------     --------
Paid, net of reinsurance recoverable,
related to:
   Current year                            82,159     231,799     74,802      168,824
   Prior years                            156,489     132,407    154,503      165,233
                                        ---------    --------   --------     --------
Total paid                                238,648     364,206    229,305      334,057
                                        ---------    --------   --------     --------
Net balance at December 31                367,579     364,584    396,704      376,904
Plus experience refunds liability          51,648       3,862     43,513           --
Plus reinsurance recoverables               5,805      90,256      5,183       51,849
                                        ---------    --------   --------     --------
Balance at December 31                  $ 425,032    $458,702   $445,400     $428,753
                                        =========    ========   ========     ========

     The liability for claim reserves from prior years decreased by $45,096 and $45,521 for accident and health products in 2007 and 2006, respectively. For property and casualty products, the decreases were $41,286 and $8,031 in 2007 and 2006, respectively. The experience improvements, as determined by actuarial analysis, can be generally attributed to loss mitigation efforts, favorable development of prior year claims, and the benefit resulting from implementation of claim handling best practices.

     For accident and health products, the 2007 decrease in claim reserves primarily relates to better experience in both group and credit disability products. For 2006, the Company also had better experience in group and credit disability products, while offsetting this was a deterioration in long term care results.

     For property and casualty products, the significant decrease in 2007 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions and

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     covered by fidelity bond insurance issued by the Company. Smaller experience improvements in most other property and casualty lines were offset by worsened experience in workers compensation. The reserve decrease in 2006 was not material.

(9)  BENEFIT PLANS

     The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of The CUMIS Group, Ltd., a holding company for the Canadian insurance operations owned 87% by CUNA Mutual. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the vast majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. $448,033 and $468,707 of the United States benefit plan assets shown in the table below, in 2007 and in 2006, respectively, are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

     The CUMIS Group, Ltd. maintains a noncontributory defined benefit pension plan, which covers substantially all of its employees, and two contributory defined benefit pension plans. Retirement benefits are based on length of service and final average earnings.

     The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

     The measurement date for all benefit plans is December 31.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     As described in Note 2, the Company adopted the recognition and related disclosure provisions of SFAS No. 158 as of December 31, 2007. The incremental effect of this adoption on the individual line items in the December 31, 2007 consolidated balance sheet is shown in the following table:

                                               Before                          After
                                           Application of                 Application of
                                            SFAS No. 158    Adjustments    SFAS No. 158
                                           --------------   -----------   --------------
Accrued postretirement benefit liability     $(192,769)      $  4,716       $(188,053)
Accrued pension liability                       13,568        (97,305)        (83,737)
Net deferred tax asset                         195,741         32,059         227,800
Minority interest                               27,301          1,340          28,641
Accumulated other comprehensive income         (97,659)       (59,190)       (156,849)

     Amounts recognized in accumulated other comprehensive income as of December 31, 2007 are as follows:


                                                              As of
                                                             December
                                                             31, 2007
                                                             --------
Net transition obligation                                    $ (2,777)
Net prior service costs                                       (21,804)
Net actuarial loss                                            115,830
                                                             --------
Total recognized in other comprehensive income, before tax     91,249
Tax expense                                                    32,059
                                                             --------
Total recognized in other comprehensive income, net of tax   $ 59,190
                                                             ========

     The estimated net actuarial loss and prior service cost for the postretirement benefit plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2008 are $3,011 and $(2,709), respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company's prepaid pension asset is recorded in other assets and receivables on the consolidated balance sheets. The following table summarizes information about the plans at December 31:

                                                               Other Postretirement
                                         Pension Benefits            Benefits
                                      ---------------------   ---------------------
                                         2007        2006        2007        2006
                                      ---------   ---------   ---------   ---------
Fair value of plan assets             $ 635,670   $ 643,075   $   8,918   $   8,458
Benefit obligation                     (719,407)   (789,404)   (196,971)   (178,113)
                                      ---------   ---------   ---------   ---------
Funded status at                      $ (83,737)  $(146,329)  $(188,053)  $(169,655)
                                      =========   =========   =========   =========
Amounts reflected in consolidated
   balance sheet:
      Prepaid benefit obligation      $      --   $  56,156   $      --   $      --
      Accrued benefit liability         (83,737)    (30,724)   (188,053)   (192,420)
      Additional minimum
         liability                           --      (5,577)         --          --
      Intangible asset                       --         993          --          --
                                      ---------   ---------   ---------   ---------
   Net asset (liability) recognized
      in the consolidated
      balance sheet                   $ (83,737)  $  20,848   $(188,053)  $(192,420)
                                      =========   =========   =========   =========

     The accumulated benefit obligations for the Company's defined benefit pension plans were $622,782 and $647,048 at December 31, 2007 and 2006, respectively.

     The following table provides information for the plans for the years ended December 31:

                                     Pension Benefits               Other Benefits
                               ---------------------------   ---------------------------
                                 2007      2006      2005      2007      2006      2005
                               -------   -------   -------   -------   -------   -------
Pension benefits:
   Employee contributions      $    --   $   422   $   385   $    --   $    --   $    --
   Employer contributions       11,980    71,955    20,726     6,406     6,921     5,067
   Benefit payments             45,103    49,450    25,736     6,406     6,921     5,067
   Net periodic benefit cost    22,193    33,525    21,752    11,387    10,075    11,938
   Curtailment gain                 --        --        --     6,573        --        --

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

                                    2007       2006
                                  --------   --------
Projected benefit obligation      $128,362   $206,547
Accumulated benefit obligation     113,709    164,587
Fair value of plan assets:
   Debt securities                $ 50,614   $ 37,719
   Equity securities                27,890     87,634
   All other securities              3,667      9,601
                                  --------   --------
Total fair value of plan assets   $ 82,171   $134,954
                                  ========   ========

     CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

                                                   2007   2006
                                                   ----   ----
Discount rate                                      5.62%  5.54%
Expected long-term rate of return on plan assets   7.91%  7.87%
Assumed rate of compensation                       4.89%  4.85%

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 10.9% reducing to 3.8% by 2027. The discount rate used in determining the accumulated postretirement benefit obligation is 5.6% for 2007 and 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The CUMIS Group Ltd.'s actuarial assumptions, which for 2006 include the Canadian property and casualty subsidiary sold in 2007 (see Note 13) used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

                                                   2007   2006
                                                   ----   ----
Discount rate                                      5.75%  5.05%
Expected long-term rate of return on plan assets   7.13%  6.87%
Assumed rate of compensation                       4.25%  4.02%

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation for The CUMIS Group Ltd is 8.0% reducing to 5.0% by 2011. The discount rate used in determining the accumulated postretirement benefit obligation is 5.8% for 2007 and 5.6% for 2006.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part
     D. Beginning in 2005, the effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2007 was a reduction of the postretirement benefit cost of $2,945 including $1,192 related to service cost, $1,482 related to interest cost and $271 related to recognized net actuarial gain/loss. Comparable figures for 2006 were a reduction of the postretirement benefit cost of $3,940 including $1,288 related to service cost, $1,638 related to interest cost and $1,014 related to recognized net actuarial gain/loss. The subsidy reduced the 2007 accumulated postretirement benefit obligation by $22,870 compared to $26,700 in 2006. Subsidies received in 2007 and 2006 amounted to $416 and $303, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Estimated future benefit payments for the years ended December 31 are as follows:

                                                 Other      Other      Other
                                               Benefits   Benefits   Benefits
                                     Pension    Before    Medicare     After
                                    Benefits    Subsidy    Subsidy    Subsidy
                                    --------   --------   --------   --------
Estimated future benefit payments
   2008                             $ 33,643    $ 9,616    $  508     $ 9,554
   2009                               35,042     10,549       559      10,479
   2010                               36,626     11,509       620      11,418
   2011                               38,652     12,611       680      12,501
   2012                               40,308     13,328       766      13,179
   2013-2017                         235,214     78,434     5,315      76,739

     The expected employer contributions to the various pension plans in 2008 are not known. For other benefits, the employer contribution will be equivalent to the estimated 2008 benefits.

     CUNA Mutual's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                         Target
                        2007    2006   Allocation
                       -----   -----   ----------
Asset category
   Equity securities    62.2%   64.5%     65.8%
   Debt securities      33.1    27.3      34.2
   Cash                  4.7     8.2        --
                       -----   -----     -----
   Total               100.0%  100.0%    100.0%
                       =====   =====     =====

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The CUMIS Group Ltd.'s pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                         Target
                        2007    2006   Allocation
                       -----   -----   ----------
Asset category
   Equity securities    53.8%   51.5%     55.0%
   Debt securities      40.6    43.9      45.0
   All other             5.6     4.6        --
                       -----   -----     -----
   Total               100.0%  100.0%    100.0%
                       =====   =====     =====

     CUNA Mutual and CUMIS Group Ltd. invest the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

     The postretirement benefit costs for 2007 includes recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which prompted the recognition of the curtailment gain.

     The curtailment was reduced by $3,329, the amount the Company recognized for the implementation of SFAS No. 158. This reduction was for the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

          OTHER POST EMPLOYMENT BENEFITS

     The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are expensed as incurred. The liability for other post employment benefits was $14,830 and $21,612 at December 31, 2007 and 2006, respectively.

          DEFINED CONTRIBUTION PLANS

     The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2007, 2006 and 2005 were $13,058, $12,973 and $13,047 respectively.

          BENEFIT PLANS FUNDED WITH RABBI TRUSTS

     The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $69,301 and $60,345 as of December 31, 2007 and 2006, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts deposited in the Rabbi trust were $68,817 and $61,088 at December 31, 2007 and 2006, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

(10) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and payment of dividends. Generally, ordinary dividends, including those to the parent, must be reported to the Iowa Department of Commerce, Insurance Division ("Insurance Department") within five days following the declaration and can not be paid until at least 14 days after such notice is given. The Company must notify the Insurance Department at least 30 days in advance of payment of extraordinary dividends, as defined by Iowa statutes, and those dividends must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., ("CUMIS"), CUMIS Specialty Insurance Company, Inc. and MEMBERS have dividend restrictions at December 31, 2007 of $80,680, $1,569 and $2,589, respectively.

     Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2007, the Company and its insurance affiliates' adjusted surplus exceed the minimum requirements.

     CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the carrying value of mortgage insurance affiliates, the carrying value of fixed maturity securities held in the separate account which support certain funding agreements and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     reported statutory surplus by $115,641 as of December 31, 2007 and $98,813 as of December 31, 2006.

     Statutory-basis net income of CUNA Mutual was $10,605, $71,433 and $150,292 for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory-basis surplus was $1,035,435 and $1,065,288 at December 31, 2007 and 2006, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(11) COMMITMENTS AND CONTINGENCIES

     The Company has the following investment commitments outstanding at December 31:

                         2007       2006
                       --------   --------
Private placements     $     --   $ 15,620
Mortgage loans           55,700     65,155
Limited partnerships    336,237    233,101
Bank loans                   --      4,811

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

     Limited partnership commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

     Bank loan commitments to invest represent commitments to acquire loans from banks at a specified future date.

     The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

     The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $3,022 and $3,013 at December 31, 2007 and 2006, respectively. These obligations were included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capital lease obligations is included in depreciation expense.

     At December 31, 2007, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $38,636 of which $10,026 is due in 2008, $7,018 in 2009, $3,763 in 2010, $2,435 in
     2011, $15,394 in 2012 and thereafter. Rental expense included in the Company's operations amounted to $16,496, $17,814 and $19,608 in 2007, 2006 and 2005, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2007 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,899 and $5,220 at December 31, 2007 and 2006, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $3,564 and $4,000 at December 31, 2007 and 2006, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

     CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2001, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 18 to 1. At December 31, 2007, the statutory risk-to-capital ratio for CMG was 15 to 1. The carrying value of securities owned by CUNA Mutual and held in a trust pursuant to this agreement, was $41,243 and $40,884 as of December 31, 2007 and 2006, respectively. In the event that CMIC needs funds to meet the terms of the agreement, additional capital contributions to CMIC can be drawn from this trust.

     Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

     These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(12) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

     Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

     The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

     Cash and Cash Equivalents, Short-term Investments, and Accrued Investment
     Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

     Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

     Debt and Equity Securities: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services where the Company may rely on broker provided prices or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The Company performs internal modeling to gain comfort with any prices provided by brokers. The fair values of equity securities are based on quoted market prices.

     Derivative Financial Instruments: The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

     Separate Account Assets and Liabilities: Separate account assets are substantially all investments in equity securities which are carried at fair value based on quoted market prices. Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

     Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end Treasury yield curve plus a spread equivalent to the AA cost of funds. Fair value was assumed to equal statutory book value where liability cash flows are not available.

     The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

                                              2007                      2006
                                     -----------------------   -----------------------
                                      Carrying     Estimated    Carrying     Estimated
                                       Amount     Fair Value     Amount     Fair Value
                                     ----------   ----------   ----------   ----------
Financial instruments
   recorded as assets:
      Debt securities                $5,705,846   $5,705,846   $6,508,844   $6,508,844
      Equity securities                 467,757      467,757      624,559      624,559
      Mortgage loans                    642,804      657,409      437,021      449,049
      Short-term investments            232,864      232,864      351,602      351,602
      Cash and cash equivalents         607,209      607,209      246,280      246,280
      Accrued investment income          73,329       73,329       77,341       77,341
      Derivatives                        18,712       18,712       19,678       19,678
      Separate account assets         5,051,272    5,051,272    4,908,098    4,908,098
Financial instruments
   recorded as liabilities:
      Investment-type contracts       3,377,265    3,304,932    4,150,550    3,924,858
      Derivatives                        14,519       14,519       12,250       12,250
      Separate account liabilities    5,051,272    5,051,272    4,908,098    4,908,098

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(13) DISCONTINUED OPERATIONS

     The Company has sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statement of operations. Prior year consolidated statements of operations have been reclassified to conform to the current year presentation. The consolidated balance sheets of the prior years have not been reclassified to identify the assets and liabilities of these discontinued operations.

     The principal components of the discontinued operations relate to three transactions. In 2007, the Company's 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale. In 2005, the Company sold its mortgage servicing rights and ceased its mortgage banking operations. This sale resulted in a $10,782 loss, which included a goodwill impairment loss of $4,482. In connection with this sale the Company concluded in 2006 that it was also necessary to write down a receivable related to this sale by $1,012. In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations.

     The following table displays the components of discontinued operations for each of the years in the three-year period ended December 31, 2007.

                                                  2007       2006      2005
                                                --------   -------   --------
Total revenues                                  $119,186   $96,026   $135,361
Total expenses                                   104,919    94,374    128,249
                                                --------   -------   --------
Gains from discontinued operations before
   income taxes and non-operating items           14,267     1,652      7,112
Gain (loss) on disposal                           10,825      (452)   (10,782)
Gain from favorable loss reserve development       2,728     2,053      9,093
Income tax expense                                (9,945)     (433)    (3,435)
                                                --------   -------   --------
Gain from discontinued operations, net of tax   $ 17,875   $ 2,820   $  1,988
                                                --------   -------   --------

     There are no significant assets or liabilities, other than a $2,400 liability related to the 1998 sale of the property and casualty company, pertaining to discontinued operations as of December 31, 2007. The Canadian subsidiary's assets and liabilities as of December 31, 2006 are included in the consolidated balance sheet. Significant amounts include cash and investments of $129,185, premiums receivable of $19,676, deferred policy acquisition costs of

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     $14,255, net accrued employee benefit asset of $3,553 comprised of $27,649 of plan assets offset by $24,096 of plan liabilities, other assets of $9,519, insurance reserves - property and casualty of $117,135, and other liabilities of $7,595.

(14) ACQUISITION OF CONTROLLING AND MINORITY INTERESTS

     In June 2007, CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and is being amortized on a prorata basis over five years. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

     In August 2007 CMIC purchased a 25% minority interest in Producers AG Insurance Group, Inc. ("ProAg") for $12,250 in cash. The Company assigned $6,107 of the acquisition cost to goodwill, which was recorded as part of CMIC's equity in unconsolidated affiliates. The Company had a previous reinsurance agreement with ProAg, which is in the crop insurance business, and the purchase was made to solidify the relationship between the two organizations. The goodwill was generated by the excess of the purchase price over the fair value of the net assets acquired. Both the Company and ProAg issue crop insurance policies and participate in a reinsurance pooling agreement. ProAg also acts as a managing general agent for the crop insurance business.

     Operating results for the 2007 acquisitions have been presented in the statement of operations on their effective dates.

     In December 2007, the Company bought out the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. Half the purchase price was paid in cash and the remainder is payable in equal installments in December 2008 and 2009. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions.

     In May 2005, the Company purchased controlling interest in LCCS for $10,114 in cash pursuant to a put option exercised by the former owner. The Company had previously owned 46.2% of the outstanding stock and this transaction brought the ownership percentage to 92.7%. The 2005 transaction increased goodwill by $8,383. The Company recognized goodwill impairment losses of $6,096 in 2005 and $8,268 in 2006, after re-evaluating the strategic intent with respect to LCCS in both years. The Company also recognized an impairment loss of $486 in 2006, representing the unamortized balance of customer lists acquired in 2005.

(15) SUBSEQUENT EVENT

     In February 2008, the Company entered into a three year unsecured revolving credit facility agreement in the principal amount of $255,000. A facility fee of .08% per year on the committed principal is required. Interest on amounts borrowed will vary based on certain

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum consolidated net worth. No borrowings have been made under the credit facility as of March 26, 2008.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. All required fyinancial statements are included in Part B of this registration statement.

(b)  Exhibits

     1.(a) Certified resolution of the board of directors of Century Life of America (the "Company") establishing Century Variable Annuity Account (the "Account"). Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

     1.(b) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company and the name change of the variable account. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     2.        Not Applicable.

     3.(a)i Distribution Agreement Between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (a)ii Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (b)i Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Annuity Contracts dated January 1, 1997. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

     (b)ii Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     4.(a) Variable Annuity Contract. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

               (i) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

               (ii) Variable Annuity Contract. Incorporated herein by reference to post- effective amendment 3 to Form N-4 registration statement (File no. 333-116426) with the Commission on November 15, 2005.

               (iii) Variable Annuity Contract. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File no. 333-116426) with the Commission on September 14, 2007.

               (iv) Variable Annuity Contract. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (b) Fixed Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Fixed Account Endorsement, Form 2006-VAFIXED. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (ii) Fixed Account Endorsement. Form No. 2006 - VAFixed. Incorporated herein by reference to initial registration statement to Form N-4 registration statement (File No. 333-148426) filed with the Commission on January 2, 2008.

     (c) Loan Account Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Loan Account Endorsement. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (d) Additional Income Option Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Additional Income Option Endorsement. Form No. 2004.VAIO Incorporated herein by reference on initial registration statement to Form N-4 (File No. 333- 148426) filed with the Commission on January 2, 2008.

     (e) 3% Annual Guarantee Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) 3% Annual Guarantee Death Benefit Rider. Form No. 2004 - 3AG-Rvi. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (f) Earnings Enhanced Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Earnings Enhanced Death Benefit Rider. Form No. 2004-EE-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (g) Maximum Anniversary Value Death Benefit Rider. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Maximum Anniversary Value Death Benefit Rider. Form No. 2004-MAV -RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (h) Change of Annuitant Endorsement. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) Change of Annuitant Endorsement. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (i) Income Payment Endorsement. Incorporated herein by reference to post-effective amendment 2 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 28, 2005.

          (i) Income Payment Endorsement. Form No. 2004-1PI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (j) Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

          (ii) Guaranteed Minimum Withdrawal Benefit Rider. Incorporated herein by reference to post-effective amendment 9 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (iii) Guaranteed Minimum Withdrawal Benefit Rider. Form No. 2004-GMWB. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008..

     (k) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 3 to Form N-4 registration statement (File No. 333-116426) with the Commission on November 15, 2005.

          (i) Guaranteed Minimum Accumulation Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

          (ii) Guaranteed Minimum Accumulation Benefit Rider. Form No. 2006-GMAB -RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (l) Spouse Beneficiary Death Benefit Rider. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

          (i) Spouse Beneficiary Death Benefit Rider. Form No. 2006-SPDB-RVI. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (m) Guaranteed Minimum Withdrawal Benefit Rider with Maximum Anniversary Value Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (i)  Guaranteed Minimum Withdrawal Benefit Rider with Maximum
               Anniversary

               Value Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (n) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (i) Guaranteed Minimum Withdrawal Benefit Rider with Minimum Guarantee Death Benefit. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (o) Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (i) Purchase Payment Credit Benefit Endorsement. Form No. 2007-PPC Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (p) Spousal Continuation Endorsement. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File No. 333-116426) with the Commission on August 31, 2006.

          (i) Spousal Continuation Endorsement. Form No. 2006-SPContinue. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (q) Change of Annuitant Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

          (i) Change of Annuitant Endorsement. Form No. 2006-COA. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (r) Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File No. 333-116426) with the Commission on April 27, 2007.

          (i) Roth IRA Endorsement. Form No. 2006-VA-Roth. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (s) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit - Data Page, Form DP-2007-VA-PPC. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (t) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to post-effective amendment 10 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 14, 2007.

          (i) Flexible Premium Deferred Variable Annuity with Purchase Payment Credit Benefit Endorsement. Incorporated herein by reference to initial registration statement Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (u) Waiver of Surrender Charge Endorsement, Form # 2000-WVRSC-RV1. Filed herewith.

     (v)  Contract Value Increase Endorsement, Form 2005-CVI. Filed herewith.

     5.(a) Variable Annuity Application. Incorporated herein by reference to pre-effective amendment 1 to Form N-4 registration statement (File No. 333-116426) with the Commission on September 8, 2004.

          (i) State Variations to Application Form No. VAAPP-2004. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006

          (ii) State Variations to Application Form No. VAAPP-2005. Incorporated herein by reference to post-effective amendment 5 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 26, 2006.

          (iii) State Variations to Application Form No. VAAPP-2006. Incorporated herein by reference to post-effective amendment 6 to Form N-4 registration statement (File no. 333-116426) with the Commission on August 31, 2006.

          (iv) State Variations to Contract Form No. 2004-VA. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

          (v) State Variations to Application Form No. VAAP-2006. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

               (i) State Variations to Application Form No. 2004-VA. Filed herewith.

          (vi) Variable Annuity III Application Form No. VAAP-2006w1842May07. Incorporated herein by reference to post-effective amendment 8 to Form N-4 registration statement (File no. 333-116426) with the Commission on April 27, 2007.

               (i) Variable Annuity III Application. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

               (ii) Variable Annuity III Application. Filed herewith.

     6.(a) Certificate of Existence of the Company. Incorporated herein by reference to post-effective amendment number 5 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 16, 1996.

          (i) Certificate of Existence of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement onForm N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (b) Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 6 to Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

          (i) Amended and Restated Articles of Incorporation. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     (c) Bylaws of the Company. Incorporated herein by reference to post-effective amendment number 2 to Form N-4 registration statement (File No. 333-40320) filed with the Commission on February 28, 2002.

          (i) Amended and Restated Bylaws. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

7.   Not Applicable.

8. Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment no. 9 (File No. 333-40304) filed with the Commission on April 27, 2007.

     8.(a)(i) Rule 22c-2 Shareholder Information Agreement between Ultra Series
          Fund and CUNA Mutual Insurance Society, effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148426) filed with the Commission on January 2, 2008.

     8(b)(i) Participation Agreement between PIMCO Variable Insurance Trust,
          Allianz Global Investors Distributors LLC and the Company dated May 1, 2008. Filed herewith.

     8(b)(ii) Selling Agreement between Allianz Global Investors Distributors
          LLC and CUNA Brokerage Services, Inc. effective May 1, 2008. Filed herewith.

     8(c)(i) Participation Agreement between AIM Variable Insurance Funds, AIM
          Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(c)(ii) Amendment No. 1 between AIM Variable Insurance Funds, AIM
          Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., Effective May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(c)(iii) Amendment No. 2 to the Participation Agreement between AIM
          Investments and the Company dated March 19, 2008. Filed herewith.

     8(c)(iv) Distribution Agreement between CUNA Brokerage Services, Inc. and
          Invesco Aim Distributors, Inc. dated April 9, 2008. Filed herewith.

     8(d)(i) Participation Agreement between Van Kampen Life Investment Trust,
          Van Kampen Asset Management, Van Kampen Funds Inc. and the Company dated May 1, 2008. Filed herewith.

     8(e)(i) Participation Agreement between Oppenheimer Variable Account Funds,
          OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(e)(ii) Amendment No. 1 between Oppenheimer Variable Account Funds,
          OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective September 21, 1999. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(e)(iii) Amendment No. 2 to the Participation Agreement between
          Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(e)(iv) Amendment No. 3 to the Participation Agreement between Oppenheimer
          Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(e)(v) Amendment No. 4 to the Participation Agreement between Oppenheimer
          Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and the Company, effective October 1, 2002. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(e)(vi) Fifth Amendment to Participation Agreement between
          OppenheimerFunds, Oppenheimer Variable Account Funds and the Company effective May 1, 2008. Filed herewith.

     8(f)(i) Amended and Restated Participation Agreement between Franklin
          Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 1, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(f)(ii) Amendment to Participation Agreement between Franklin Templeton
          Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(f)(iii) Amendment to Participation Agreement between Franklin Templeton
          Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(f)(iv) Amendment to Participation Agreement between Franklin Templeton
          Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., the Company and CUNA Brokerage Services, Inc., effective December 31, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

     8(f)(v) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and the Company dated May 1, 2008. Filed herewith.

     8(g) Services Agreement between Pitney Bowes Management Services, Inc. and
          CUNA Mutual Insurance Society effective May 16, 2006. Filed herewith.

     9.   Opinion and Consent of Counsel. Filed herewith.

     10.  (i) Deloitte & Touche LLP Consent. Filed herewith.

          (ii) KPMG Consent. Filed herewith.

          (iii) Ernst & Young LLP Consent. Filed herewith.

     11.  Not applicable.

     12.  Not applicable.

     13.  Not applicable.

     14.  Not applicable.

     15.  Powers of Attorney. Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE COMPANY

 NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICE WITH DEPOSITOR
-------------------------------------   -----------------------------------
Eldon R. Arnold                         Director
5401 West Dirksen Pkwy
Peoria, IL  61607

James L. Bryan                          Director
777 E. Campbell Road
Richardson, TX  75081-1891

Loretta M. Burd                         Director & Chairman of the Board
1430 National Road
Columbus, IN  47201

William B. Eckhardt                     Director
4000 Credit Union Drive, #600
Anchorage, AK  99503

Joseph J. Gasper, Jr.                   Director
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                       Director
7 East Redwood Street, 17th Floor
Baltimore, MD  21202

Victoria W. Miller                      Director
One CNN Center
Atlanta, GA  30303

C. Alan Peppers                         Director & Vice Chairman of the Board
3700 East Alameda Avenue
Denver, CO  80209

Jeff Post                               Director
5910 Mineral Point Road
Madison, WI  53705

Neil A. Springer                        Director
1755 South Naperville Road, Suite 100
Wheaton, IL  60187

Farouk D.G. Wang                        Director
2525 Maile Way
Honolulu, HI  96822

Larry T. Wilson                         Director
1000 Saint Albans Drive
Raleigh, NC  27609

James W. Zilinski                       Director
700 South Street
Pittsfield, MA  01201

EXECUTIVE OFFICERS
David P. Marks*                         CUNA Mutual Insurance Society
                                        Executive Vice President and Chief Investment Officer

Jeffrey D. Holley**                     CUNA Mutual Insurance Society
                                        Executive Vice President and Chief Finance Officer

David Lundgren*                         CUNA Mutual Insurance Society
                                        Executive Vice President and Chief Products Officer

Jeff Post*                              CUNA Mutual Insurance Society
                                        President and Chief Executive Officer

Robert N. Trunzo*                       CUNA Mutual Insurance Society
                                        Executive Vice President and Chief Sales Officer

*    Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. By virtue of a merger effective January 1, 2008, CUNA Mutual Life Insurance Company (of Iowa) has merged with and into CUNA Mutual Insurance Society.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 1, 2008

CUNA Mutual Insurance Society
State of domicile: Iowa

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               State of domicile: Iowa

                    (1)  CUMIS Specialty Insurance Company, Inc.
                         State of domicile: Iowa

          b.   CUNA Brokerage Services, Inc.
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               State of domicile: Texas

               (1)  MEMBERS Financial Services, Inc.
                    Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock. State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               State of domicile: Iowa

          e.   International Commons, Inc.
               State of domicile: Wisconsin

          f.   CUNA Mutual Insurance Agency, Inc.
               State of domicile: Wisconsin

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

               (1) CUNA Mutual Casualty Insurance Agency of Mississippi, Inc. State of domicile: Mississippi

          g.   Stewart Associates Incorporated
               State of domicile: Wisconsin

          h.   CUNA Mutual Business Services, Inc.
               State of domicile: Wisconsin

          i.   Lending Call Center Services, LLC
               100% ownership by CUNA Mutual Investment Corporation State of domicile: Delaware

          j.   Lenders Protection, LLC
               State of domicile: Delaware

          k.   Union Charter Holding, LLC
               State of domicile: Delaware

          l.   MEMBERS Capital Advisors, Inc.
               State of Domicile:  Iowa
               50% ownership by CUNA Mutual Investment Corporation
               50% ownership by CUNA Mutual Insurance Society
               MEMBERS Capital Advisors, Inc. is the investment adviser of Ultra Series Fund

          2.   CUNA Caribbean Insurance Society Limited
               Country of domicile: Trinidad and Tobago

               CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

                    a. CUNA Caribbean Insurance Services Limited Country of domicile: Trinidad and Tobago

          3.   CUNA Mutual Australia Holding Co. Pty. Ltd.
               Country of domicile: Australia

               CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

                    a.   CUNA Mutual Life Australia, Ltd.
                         Country of domicile: Australia

          4.   CUNA Mutual Group, Limited
               Country of domicile: U.K.

          5.   CUNA Mutual Group Holdings Europe, Ltd.
               Country of domicile: Ireland

               CUNA Mutual Group Holdings Europe, Ltd. Is the 100% owner of the following companies:

               a.   CUNA Mutual Group Services (Ireland) Limited
                    Country of domicile: Ireland

               b.   CUNA Mutual Life Assurance (Europe), Limited
                    Country of domicile: Ireland

               c. CUNA Mutual General Risk Services (Ireland) Limited Country of domicile: Ireland

          6. CMG Servicious de Mexico (Limited Liability Company with Variable Capital) Country of domicile: Mexico

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   The CUMIS Group Limited
     87.4% ownership by CUNA Mutual Insurance Society
     Country of domicile:  Canada

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Country of domicile: Canada

          e.   CUIS Brokerage Services Limited
               Country of domicile: Canada

          f.   WESTCU Insurance Services Limited
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following company:

          a.   Credential Financial, Inc.
               Country of domicile: Canada

2.   MEMBERS Development Company, LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile:  Wisconsin

     MEMBERS Development Company, LLC owns the Class A shares of the following company:

          a.   Brightleaf Financial Network, LLC
               State of domicile: Wisconsin

3.   MEMBERS Trust Company (MTC)
     17.31% ownership by MEMBERS Development Company
     State of domicile: Florida

4.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

5.   CMG Mortgage Assurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

6.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 26, 1999
     State of domicile: Wisconsin

7.   Credit Union Service Corporation
     10% ownership by CUNA Mutual Insurance Society
     State of domicile: Georgia

8.   CUNA Mutual Australia Limited
     100% ownership by CUNA Mutual Australia Holding Company Pty. Limited State of domicile: Australia

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Country of domicile: Australia

          b. CUNA Mutual Technology Services Australia Pty Limited Country of domicile: Australia

          c.   CUNA Mutual Insurance Brokers Pty Limited
               Country of domicile: Australia

9.   CUNA Strategic Services, Inc.
     1.4% of ownership by CUNA Mutual Insurance Society
     December 31, 1999

10.  CMIA Wisconsin, Inc.
     May 29, 1998

     CMIA Wisconsin, Inc., is the 100% owner of the following subsidiary:

          a.   League Insurance Agency, Inc.
               State of domicile: Connecticut

     League Insurance Agency, Inc., is the 100% owner of the following subsidiary:

               (1)  Member Protection Insurance Plans
                    State of domicile: Connecticut

11.  Producers Ag Insurance Group
     State of domicile: Delaware

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     June 14, 1993

2.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     State of domicile: Wisconsin

3.   HRValue Group LLC
     40% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

4.   CMG Co-Investment Fund Limited Partner, LLC
     100% ownership by CUNA Mutual Insurance Society
     State of domicile: Delaware

5.   CMG Co-Investment Fund GP, Inc., General Partner
     100% ownership by CUNA Mutual Investment Corporation
     State of domicile: Delaware

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     Non-profit foundation 501c(3)
     State of domicile: Wisconsin

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of February 28, 2008 there were 2,194 non-qualified contracts outstanding and 3,878 qualified contracts outstanding.

ITEM 28. INDEMNIFICATION.

     Section 10 of the Amended and Restated Bylaws of the Company and Article XI of the Company's Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Variable Annuity Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

     (b)  Officers and Directors of CUNA Brokerage.

 NAME AND PRINCIPAL BUSINESS ADDRESS      POSITIONS AND OFFICE WITH UNDERWRITER
-------------------------------------   ----------------------------------------
Mark E. Backes**                        Director, Vice Chairman & President/CEO

Steve H. Dowden*                        Director & Chairman

Mark Everson***                         Director

Timothy Halevan**                       Chief Compliance Officer

David J. Hughes**                       Secretary & Treasurer

Pamela M. Krill*                        Associate General Counsel

Kevin T. Lenz*                          Director

Tracy K. Lien*                          Assistant Secretary

James H. Metz*                          Director

John R. Ridge****                       Director

Mark T. Warshauer*                      Director

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

*** The principal business address of this person is: 14985 Glazier Avenue, Apple Valley, Minnesota, 55124-7440.

**** The principal business address of this person is: 400 North Lakewood
     Parkway, Vernon Hills, Illinois 60061.

     (c) CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts will have been filed as exhibits under Item 24(b)(3) on or before the date of effectiveness of the registration statement covering the contracts described herein. The Company intends to pay a dealer concession of approximately 7.25 percent, as will be more fully described in Schedule A of the Servicing Agreement.

                                                    (2)                   (3)            (4)
                 (1)                    Net Underwriting Discounts    Compensation    Brokerage         (5)
    Name of Principal Underwriter           and Commissions          on Redemption   Commissions   Compensation
-------------------------------------   --------------------------   -------------   -----------   ------------
CUNA Brokerage Services, Inc.                  $14,916,590*                0         $14,469,092*    $447,498*

*    Information as of December 31, 2007.

ITEM 30. LOCATION BOOKS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 31. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

     (d) CUNA Mutual Insurance Society represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on this 25 day of April, 2008.

                                       CUNA MUTUAL VARIABLE ANNUITY ACCOUNT
                                       (REGISTRANT)


                                       By: /s/ Jeff Post
                                           ------------------------------------
                                           Jeff Post
                                           President and Chief Executive Officer

                                       CUNA MUTUAL INSURANCE SOCIETY
                                       (DEPOSITOR)


                                       By: /s/ Jeff Post
                                           ------------------------------------
                                           Jeff Post
                                           President and Chief Executive
                                           Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE                                   DATE
-------------------                                   ----


By: /s/Andrew Michie                                  April 25, 2008
    -----------------------------------------------
    Andrew Michie
    VP - Corporate Controller


By: /s/Jeffrey D. Holley                              April 25, 2008
    -----------------------------------------------
    Jeffrey D. Holley
    Chief Financial Officer


By: /s/Jeff Post                                      April 25, 2008
    -----------------------------------------------
    Jeff Post
    Director, President and Chief Executive Officer



By: /s/ Eldon R. Arnold*                              April 25, 2008
    -----------------------------------------------
    Eldon R. Arnold
    Director


By: /s/ James L. Bryan*                               April 25, 2008
    -----------------------------------------------
    James L. Bryan
    Director


By: /s/ Loretta M. Burd*                              April 25, 2008
    -----------------------------------------------
    Loretta M. Burd
    Director and Chairman of the Board


By: /s/ William B. Eckhardt*                          April 25, 2008
    -----------------------------------------------
    William B. Eckhardt
    Director


By: /s/ Joseph J. Gasper*                             April 25, 2008
    -----------------------------------------------
    Joseph J. Gasper
    Director


By: /s/ Bert J. Hash, Jr.*                            April 25, 2008
    -----------------------------------------------
    Bert J. Hash, Jr.
    Director


By: /s/ Victoria W. Miller*                           April 25, 2008
    -----------------------------------------------
    Victoria W. Miller
    Director


By: /s/ C. Alan Peppers*                              April 25, 2008
    -----------------------------------------------
    C. Alan Peppers
    Director and Vice Chairman of the Board


By: /s/ Neil A. Springer*                             April 25, 2008
    -----------------------------------------------
    Neil A. Springer
    Director



By: /s/ Farouk D. G. Wang*                            April 25, 2008
    -----------------------------------------------
    Farouk D. G. Wang
    Director


By: /s/ Larry T. Wilson*                              April 25, 2008
    -----------------------------------------------
    Larry T. Wilson
    Director


By: /s/ James W. Zilinski*                            April 25, 2008
    -----------------------------------------------
    James W. Zilinski
    Director

* Signed pursuant to Power of Attorney dated February 23, 2008, filed electronically with the Registration Statement on April 25, 2008.

By: /s/ Pamela M. Krill
    -----------------------------------------------
    Pamela M. Krill
    Associate General Counsel

                                  EXHIBIT INDEX

4(u)         Waiver of Surrender Charge Endorsement, Form # 2000-WVRSC-RV1.

4(v)         Contract Value Increase Endorsement, Form 2005-CVI.

5a(v)(i)     State Variations to Application Form No. 2004-VA.

5a(vi)(ii)   Variable Annuity III Application.

8(b)(i)      Participation Agreement between PIMCO Variable Insurance Trust,
             Allianz Global Investors Distributors LLC and the Company dated
             May 1, 2008.

8(b)(ii) Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc. effective May 1, 2008.

8(c)(iii)    Amendment No. 2 to the Participation Agreement between AIM
             Investments and the Company dated March 19, 2008.

8(c)(iv)     Distribution Agreement between CUNA Brokerage Services, Inc. and
             Invesco Aim Distributors, Inc. dated April 9, 2008.

8(d)(i)      Participation Agreement between Van Kampen Life Investment Trust,
             Van Kampen Asset Management, Van Kampen Funds Inc. and the Company dated May 1, 2008.

8(e)(i)      Participation Agreement between OppenheimerFunds, Oppenheimer
             Variable Account Funds, and the Company effective May 1, 2008.

8(f)(i) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust,
             Franklin/Templeton Distributors, Inc. and the Company dated
             May 1, 2008.

8(g)         Services Agreement between Pitney Bowes Management Services, Inc.
             and CUNA Mutual Insurance Society effective May 16, 2006.

9.           Opinion and Consent of Counsel.

10.          (i)   Deloitte & Touche LLP Consent.

             (ii)  KPMG Consent.

             (iii) Ernst & Young LLP Consent.

15.          Powers of Attorney.